As filed with the Securities and Exchange Commission on May 1, 2003

                                                              File No. 333-81458
                                                                       811-09065
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            -------------------------

                                    FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

    Pre-Effective Amendment No.                                              [ ]

    Post-Effective Amendment No. 3                                           [X]
                                ----


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

       Amendment No. 1                                                       |X|
                    ----


                        (Check appropriate box or boxes.)

                            -------------------------

                     PHLVIC Variable Universal Life Account

                           (Exact Name of Registrant)

                           -------------------------

                         PHL Variable Insurance Company

                               (Name of Depositor)

                           -------------------------


               One American Row, Hartford, Connecticut 06102-5056
         (Address of Depositor's Principal Executive Offices) (Zip Code)
                                 (800) 447-4312
               (Depositor's Telephone Number, including Area Code)

                           -------------------------


                              John R. Flores, Esq.
                         PHL Variable Insurance Company

                                One American Row
                             Hartford, CT 06102-5056
                     (Name and Address of Agent for Service)

                           -------------------------


       It is proposed that this filing will become effective
       (check appropriate box)
       |X| immediately upon filing pursuant to paragraph (b) of Rule 485 [ ] on __________ pursuant to paragraph (b) of Rule 485
       [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
       [ ] on __________ pursuant to paragraph (a)(1) of Rule 485 If appropriate, check the following box:

       [ ] this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

                           -------------------------

================================================================================

                            THE PHOENIX EDGE(R) - VUL

                     PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

                    ISSUED BY: PHL VARIABLE INSURANCE COMPANY
          (A WHOLLY OWNED SUBSIDIARY OF PHOENIX LIFE INSURANCE COMPANY)

PROSPECTUS                                                           MAY 1, 2003

The Phoenix Edge(R) - VUL is a flexible premium variable universal life insurance policy that can provide lifetime insurance protection on the life of one person. We will pay the death benefit when the insured person dies. You may allocate policy value to the Guaranteed Interest Account and/or one or more of the subaccounts of the PHLVIC Variable Universal Life Account. The subaccounts purchase shares of the following funds:

THE PHOENIX EDGE SERIES FUND
----------------------------
  [diamond]  Phoenix-Aberdeen International Series

  [diamond]  Phoenix-AIM Mid-Cap Equity Series
  [diamond]  Phoenix-Alliance/Bernstein Enhanced Index Series

  [diamond] Phoenix-Alliance/Bernstein Growth + Value Series [diamond] Phoenix-Duff & Phelps Real Estate Securities Series [diamond] Phoenix-Engemann Capital Growth Series
  [diamond] Phoenix-Engemann Small & Mid-Cap Growth Series [diamond] Phoenix-Goodwin Money Market Series
  [diamond] Phoenix-Goodwin Multi-Sector Fixed Income Series [diamond] Phoenix-Hollister Value Equity Series
  [diamond]  Phoenix-Janus Flexible Income Series
  [diamond]  Phoenix-Kayne Large-Cap Core Series
  [diamond] Phoenix-Kayne Small-Cap Quality Value Series [diamond] Phoenix-Lazard International Equity Select Series [diamond] Phoenix-Lazard Small-Cap Value Series
  [diamond]  Phoenix-Lazard U.S. Multi-Cap Series
  [diamond]  Phoenix-Lord Abbett Bond-Debenture Series
  [diamond] Phoenix-Lord Abbett Large-Cap Value Series [diamond] Phoenix-Lord Abbett Mid-Cap Value Series
  [diamond]  Phoenix-MFS Investors Growth Stock Series
  [diamond]  Phoenix-MFS Investors Trust Series
  [diamond]  Phoenix-MFS Value Series

  [diamond]  Phoenix-Northern Dow 30 Series
  [diamond]  Phoenix-Northern Nasdaq-100 Index(R) Series

  [diamond]  Phoenix-Oakhurst Growth and Income Series
  [diamond]  Phoenix-Oakhurst Strategic Allocation Series
  [diamond]  Phoenix-Sanford Bernstein Global Value Series
  [diamond]  Phoenix-Sanford Bernstein Mid-Cap Value Series
  [diamond]  Phoenix-Sanford Bernstein Small-Cap Value Series
  [diamond]  Phoenix-Seneca Mid-Cap Growth Series
  [diamond]  Phoenix-Seneca Strategic Theme Series
  [diamond]  Phoenix-State Street Research Small-Cap Growth Series

AIM VARIABLE INSURANCE FUNDS - SERIES I SHARES
-----------------------------------------------
  [diamond]  AIM V.I. Capital Appreciation Fund
  [diamond]  AIM V.I. Premier Equity Fund


THE ALGER AMERICAN FUND - CLASS O SHARES
-----------------------------------------

  [diamond]  Alger American Leveraged AllCap Portfolio

FEDERATED INSURANCE SERIES
--------------------------

  [diamond]  Federated Fund for U.S. Government Securities II
  [diamond]  Federated High Income Bond Fund II - Primary Shares


FIDELITY(R) VARIABLE INSURANCE PRODUCTS - SERVICE CLASS 2
---------------------------------------------------------
  [diamond]  VIP Contrafund(R) Portfolio
  [diamond]  VIP Growth Opportunities Portfolio
  [diamond]  VIP Growth Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
--------------------------------------------------------------
  [diamond]  Mutual Shares Securities Fund
  [diamond]  Templeton Foreign Securities Fund
  [diamond]  Templeton Growth Securities Fund


SCUDDER INVESTMENT VIT FUNDS - CLASS A
--------------------------------------

  [diamond]  Scudder VIT EAFE(R) Equity Index Fund
  [diamond]  Scudder VIT Equity 500 Index Fund

THE UNIVERSAL INSTITUTIONAL FUNDS, INC. - CLASS I SHARES
--------------------------------------------------------
  [diamond]  Technology Portfolio

WANGER ADVISORS TRUST
---------------------
  [diamond]  Wanger Foreign Forty
  [diamond]  Wanger International Small Cap
  [diamond]  Wanger Twenty
  [diamond]  Wanger U.S. Smaller Companies

================================================================================

IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT US AT:  [envelope]  PHOENIX VARIABLE PRODUCTS MAIL OPERATIONS ("VPMO")
                                                              PO Box 8027
                                                              Boston, MA 02266-8027

                                                  [telephone] VARIABLE AND UNIVERSAL LIFE ADMINISTRATION ("VULA")
                                                              800/541-0171

 It is important for you to understand the basic features of the proposed policy and your existing coverage before you decide to replace your present coverage. You should also know if the replacement will result in any income taxes. It may not be in your best interest to buy this policy in exchange for an existing life insurance policy or annuity contract.

 The policy is not a deposit nor an obligation of, underwritten or guaranteed by, any financial institution or credit union. It is not federally insured nor endorsed by the Federal Deposit Insurance

 Corporation or any other state or federal agency. Policy investments are subject to risk, including the fluctuation of policy values and possible loss of principal invested or premiums paid.

 The Securities and Exchange Commission (SEC) has neither approved nor disapproved these securities, nor have they passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


 Read and keep this prospectus for future reference.

                     TABLE OF CONTENTS

 Heading                                                Page
------------------------------------------------------------
RISK/BENEFIT SUMMARY .................................     4
  Policy Benefits ....................................     4
  Policy Risks .......................................     4

FEE TABLES
  Policy Option A - Transaction Fees .................     6
  Periodic Charges Other than Fund
     Operating Expenses Policy Option A...............     7
  Policy Option B - Transaction Fees .................     9
  Periodic Charges Other than Fund
     Operating Expenses Policy Option B...............    10
  Policy Option C - Transaction Fees .................    12
  Periodic Charges Other than Fund
     Operating Expenses Policy Option C...............    13
  Minimum and Maximum Fund Operating Expenses.........    14
PHL VARIABLE INSURANCE COMPANY .......................    17
THE PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
   (THE "ACCOUNT") ...................................    17
  Performance History ................................    17
VOTING RIGHTS ........................................    17
  The Guaranteed Interest Account ....................    17
CHARGES AND DEDUCTIONS................................    18
  General ............................................    18
  Charges Deducted from Premium Payments .............    18
  Periodic Charges ...................................    18
  Mortality and Expense Risk Charge ..................    18
  Conditional Charges ................................    19
  Transfer Charge ....................................    20
  Other Tax Charges ..................................    20
  Fund Charges........................................    20
  Charge Reductions...................................    20
THE POLICY ...........................................    20
  Contract Rights: Owner, Insured, Beneficiary .......    20
  Contract Limitations................................    20
  Purchasing a Policy.................................    20
GENERAL ..............................................    22
  Postponement of Payments ...........................    22
  Optional Insurance Benefits ........................    22
  Death Benefit ......................................    23
PAYMENT OF PROCEEDS ..................................    24
  Surrender and Death Benefit Proceeds ...............    24
  Payment Amount......................................    24
  Payment Options ....................................    24
  Surrenders..........................................    25
  Transfer of Policy Value............................    25
  Policy Loans........................................    26
  Lapse...............................................    27
FEDERAL INCOME TAX CONSIDERATIONS ....................    27
  Modified Endowment Contracts .......................    27
FINANCIAL STATEMENTS..................................    28
APPENDIX A - INVESTMENT OPTIONS.......................   A-1
  Investment Type ....................................   A-1
  Investment Advisors ................................   A-2
  Investment Subadvisors .............................   A-3

RISK/BENEFIT SUMMARY
--------------------------------------------------------------------------------
This summary does not contain all of the detailed information that may be important to you. Please read the entire prospectus carefully before you decide to purchase a policy.


POLICY BENEFITS

DEATH BENEFITS
The Phoenix Edge(R) - VUL is a flexible premium variable universal life insurance policy. The policy is first and foremost, a life insurance policy. While the policy remains in force we will pay a death benefit to your named beneficiary when the person insured under the policy dies.


You will choose a Death Benefit Option when you apply for a policy:


[diamond]  Death Benefit Option 1 will equal the policy's face amount, or the minimum death benefit if greater

[diamond]  Death Benefit Option 2 will equal the face amount plus the policy value, or the minimum death benefit if greater

You may change your Death Benefit Option at any time. Death Benefit Option 1 applies if you do not choose an option.


The minimum death benefit is equal to the policy value on the date of death increased by a percentage taken from a table in the policy based on the attained age of the insured person at the beginning of the policy year in which death occurs.


Also available, is the Guaranteed Death Benefit Rider, an additional insurance option that you may purchase by paying specified premiums.

LOANS AND SURRENDERS
Generally, you may take loans against 90% of your policy's cash surrender value.


You may partially surrender any part of the policy at anytime. A partial surrender fee will apply and we may also impose a separate surrender charge.


You may fully surrender this policy anytime for its cash surrender value. A surrender charge may be imposed.

TEMPORARY INSURANCE COVERAGE
We will issue you a Temporary Insurance Receipt when you submit the complete, signed application and issue premium. This will provide you with immediate insurance protection under the terms set forth in the policy and in the Receipt.

FLEXIBLE PREMIUMS
The only premiums you must pay are the issue premium and any payments required to prevent policy lapse.

OPTIONAL INSURANCE BENEFITS
The following benefits may be available to you by rider:

[diamond]  Individual Term
[diamond]  Guaranteed Death Benefit
[diamond]  LifePlan Option

[diamond]  Non-Transferable General Account Rider

[diamond]  Disability Benefit
[diamond]  Accidental Death Benefit
[diamond]  Child Term
[diamond]  Family Term
[diamond]  Cash Value Accumulation Test Amendment
[diamond]  Purchase Protector Plan
[diamond]  Living Benefits

Availability of these riders depends upon state approval and may involve extra cost.

YOUR RIGHT TO CANCEL THE POLICY
You have the right to review the policy and cancel it if you are not satisfied. Simply return the policy to us within 10 days after you receive it, or within 45 days of signing the application. Your state may require a longer period.

POLICY OPTIONS
You choose one of three policy options when you apply for a policy. Your choice will determine the fees and charges deducted from your policy and may not be changed:

[diamond]  POLICY OPTION A
           has the highest initial surrender charge, but lower mortality and expense risk charges than the other options beginning in policy year 11.

[diamond]  POLICY OPTION B
           reduces initial surrender charges, but has higher mortality and expense risk charges, beginning in policy year 11, than Policy Option A.

[diamond]  POLICY OPTION C
           further reduces initial surrender charges over Policy Option B, but also has higher mortality and expense risk charges, beginning in policy year 11, than Policy Options A and B.

You can use compare the effect your choice has on fees and charges by using the tables of fees and expenses beginning on page 6.


POLICY RISKS

VARIATIONS
The policy is subject to laws and regulations in every state where the policy is sold and the terms of the policy may vary from state to state.

SUITABILITY RISK
Variable life insurance is designed for long term financial planning, and the policy is not suitable as a short-term investment. Surrender charges apply during the first 15 years under Policy Option A, during the first 10 years under Policy Option B, and during the first 5 years under Policy Option C; therefore, it may not be appropriate for you to purchase a policy if you foresee the need to withdraw all or part of your policy value during the first few policy years.

TAX EFFECTS
Generally, under current federal income tax law, death benefits are not subject to income taxes. Earnings on the premiums invested in the Account or the Guaranteed Interest Account are not subject to income taxes until there is a distribution from the policy. Taking a loan or a full or partial surrender from the policy could result in recognition of income for tax purposes.

RISK OF LAPSE

Your policy will remain in force during the first seven policy years as long as the policy value, less any outstanding loans and loan interest, is enough to pay the monthly charges incurred under the policy. Beginning in policy year 8, the cash surrender value must be sufficient to pay the monthly deductions. If the above conditions are not met, the policy will lapse, or end. We will alert you to an impending lapse situation and give you an opportunity to keep the policy in force by paying a specified amount.


Withdrawals, loans and associated loan interest can negatively affect policy value, and increase the risk of policy lapse.

INVESTMENT RISK
A comprehensive discussion of the risks of each fund purchased by a subaccount of the PHLVIC Variable Universal Life Account may be found in the funds' prospectuses. Each series is subject to market fluctuations and the risks inherent with ownership of securities. There is no assurance that any series will achieve its stated investment objective.

THE FOLLOWING TABLES DESCRIBE THE FEES, AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE POLICY. THERE ARE TWO TABLES DESCRIBING THE CHARGES AS THEY APPLY TO EACH POLICY OPTION. THE FIRST TABLE FOR EACH POLICY OPTION DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE POLICY, SURRENDER THE POLICY, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.



FEE TABLES
------------------------------------------------------------------------------------------------------------------------------------
                                                 POLICY OPTION A - TRANSACTION FEES
------------------------------------------------------------------------------------------------------------------------------------
            CHARGE                      WHEN DEDUCTED                                    AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
PREMIUM EXPENSE CHARGE           Upon premium payment                              6% of the premium payment.
------------------------------------------------------------------------------------------------------------------------------------
ISSUE EXPENSE CHARGE             On each monthly
                                 calculation day, for the                       $600 deducted at $50 per month.(1)
                                 first policy year
------------------------------------------------------------------------------------------------------------------------------------
SURRENDER CHARGE(2)              Upon Full Surrender.         We charge up to twice the Target Annual Premium ("TAP"). The TAP is
                                 Charge does not apply to a   established at issue by an arithmetic formula based on personal
                                 policy lapse                 information (age, gender, risk class) and the face amount of insurance coverage. A complete display of the surrender charges are provided in the contract.
------------------------------------------------------------------------------------------------------------------------------------
PARTIAL SURRENDER CHARGE         Upon Partial Surrender or    A pro rata portion of the applicable surrender charge that would
                                 a reduction In the policy    apply to a full surrender.
                                 face amount.
------------------------------------------------------------------------------------------------------------------------------------
PARTIAL SURRENDER FEE            Upon Partial Surrender                                       $25.
------------------------------------------------------------------------------------------------------------------------------------
TRANSFER CHARGE                  Upon Transfer                We do not charge for transfers between investment options, but we reserve the right to charge up to $20 per transfer after the first twelve transfers from the subaccounts or the first transfer from the non-loaned portion of the Guaranteed Interest Account in any given policy year.
------------------------------------------------------------------------------------------------------------------------------------

(1) We charge $1.50 per $1,000 of base face amount up to these maximums each month for the first policy year.
(2) We begin reducing the surrender charge in policy year 8 and continue to reduce it each year thereafter until it becomes zero in policy year 16.


    THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING FUND FEES AND EXPENSES.


                                POLICY OPTION A - PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
            CHARGE                      WHEN DEDUCTED                                    AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
COST OF INSURANCE(1)              On each monthly
                                  calculation day
  Minimum and Maximum                                          We charge $0.04 - $83.33 per $1,000 of amount at risk(2) each
  Charges                                                      month.

  Example for a male age 45 in                                 We would charge $0.19 per $1,000 of amount at risk(2) per month. We
  the nonsmoker premium class.                                 will increase this charge as he ages.

------------------------------------------------------------------------------------------------------------------------------------
MORTALITY AND EXPENSE RISK        On each monthly              We deduct a maximum of 0.08% each month from amounts allocated to
CHARGE(3)                         calculation day              the Separate Account.
------------------------------------------------------------------------------------------------------------------------------------
Other Tax Charges                 When we become liable for    We currently do not charge for taxes, however we reserve the right
                                  taxes.                       to impose a charge should we become liable for taxes in the future. Possible taxes would include state or federal income taxes on investment gains of the Account and would be included in our calculation of subaccount values.

-------------------------------- ---------------------------- ----------------------------------------------------------------------
Loan Interest Rate Charged(4)     Interest accrues daily and
                                  is due on each policy        The maximum net cost to the policy value is 2% of the loan balance
                                  anniversary. If not paid     on an annual basis.
                                  on that date, we will
                                  treat the accrued interest
                                  as another loan against
                                  the policy

------------------------------------------------------------------------------------------------------------------------------------
                                                    OPTIONAL INSURANCE FEATURES
------------------------------------------------------------------------------------------------------------------------------------
INDIVIDUAL TERM RIDER(5)          On each Monthly
                                  Calculation Day
  Minimum and Maximum                                          $0.04 - $83.33 per $1.000 of term rider death benefit.
  Example for a male age 45 in                                 $0.12 per $1,000 of term rider death benefit.
  the nonsmoker premium class.
------------------------------------------------------------------------------------------------------------------------------------
GUARANTEED DEATH BENEFIT RIDER    On each Monthly              $0.03 per $1,000 of total face amount, including any term rider face
                                  Calculation Day              amount.
------------------------------------------------------------------------------------------------------------------------------------
LIFEPLAN OPTIONS RIDER            We do not charge for this    We describe this rider later under "Additional Rider Benefits."
                                  rider
------------------------------------------------------------------------------------------------------------------------------------
NON-TRANSFERABLE GENERAL          We do not charge for this    We describe this rider later under "Additional Rider Benefits."
ACCOUNT RIDER                     rider
------------------------------------------------------------------------------------------------------------------------------------
DISABILITY BENEFIT RIDER(6)       On each Monthly
                                  Calculation Day
  Minimum and Maximum                                          $0.22 - $0.82 per $100 of annual benefit.
  Example for a male age 45 in                                 $0.33 per $100 of annual benefit.
  the nonsmoker premium class.
------------------------------------------------------------------------------------------------------------------------------------
ACCIDENTAL DEATH BENEFIT RIDER(6) On each Monthly
                                  Calculation Day
  Minimum and Maximum                                          $0.07 - $0.27 per $1,000 of rider insurance amount.
  Example for a male age 45 in                                 $0.16 per $1,000 of rider insurance amount.
  the nonsmoker premium class.
------------------------------------------------------------------------------------------------------------------------------------
CHILD TERM RIDER(5)               On each Monthly
                                  Calculation Day
  Minimum and Maximum                                          $0.05 - $0.11 per $1,000 of child term rider face amount.
  Example for a male child age                                 $0.06 per $1,000 of rider face amount, generally increasing as the
  10.                                                          child ages.

------------------------------------------------------------------------------------------------------------------------------------
FAMILY TERM RIDER(5)              On each Monthly
                                  Calculation Day
  Minimum and Maximum                                          $0.08 - $2.67 per $1,000 of rider face amount.
  Example for a female age 45 in                               $0.17 per $1,000 of rider face amount, generally increasing as the
  the nonsmoker premium class.                                 family member ages.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
            CHARGE                      WHEN DEDUCTED                                    AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
ADDITIONAL PURCHASE OPTION(6)     On each Monthly
                                  Calculation Day
------------------------------------------------------------------------------------------------------------------------------------
  Minimum and Maximum                                          $0.05 - $0.18 per unit.(7)

  Example for a male age 35 in
  the nonsmoker premium class.                                 $0.16 per unit.(7)
------------------------------------------------------------------------------------------------------------------------------------
CASH VALUE ACCUMULATION TEST      We do not charge for this    We describe this rider later under "Additional Rider Benefits."
AMENDMENT                         rider
------------------------------------------------------------------------------------------------------------------------------------
LIVING BENEFITS                   We do not charge for this    We describe this rider later under "Additional Rider Benefits."
                                  rider
------------------------------------------------------------------------------------------------------------------------------------

(1) Cost of insurance charges will vary according to age, gender, premium class, policy year, net amount at risk, and face amount. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your policy's specifications page will indicate the guaranteed cost of insurance applicable to your policy. More detailed information concerning your cost of insurance is available upon request. Before you purchase the policy, we will provide you personalized illustrations of your future benefits under the policy based upon the age and premium class of the person you wish to insure, the death benefit option, face amount, planned periodic premiums, and riders requested.
(2) The amount at risk at any given time is the difference between the total death benefit we would pay and the policy value.
(3) We currently offer reduced mortality and expense risk charges beginning in policy year 11 if your policy meets certain criteria. We provide a table of the possible reduced rates in the "Charges and Deductions" section.
(4) The maximum net cost to the policy is the difference between the rate we charge for the outstanding loan, and the rate we credit the loaned portion of the Guaranteed Interest Account, where we allocate policy value equal to the amount of the loan, as collateral. The net cost to the policy can be as low as 0.00% on an annual basis. For more information see "Charges and Deductions" and "Loans."
(5) This charge will generally increase with age.
(6) This charge depends on age at the time the rider is issued, but will not increase with age.
(7) Each unit entitles you to purchase $1,000 face amount of insurance on each of the first two option dates defined in the rider, and $667 in face amount of insurance on each subsequent option date defined in the rider.


                                                POLICY OPTION B - TRANSACTION FEES
------------------------------------------------------------------------------------------------------------------------------------
            CHARGE                      WHEN DEDUCTED                                    AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
PREMIUM EXPENSE CHARGE            Upon premium payment                              6% of the premium payment.
------------------------------------------------------------------------------------------------------------------------------------
ISSUE EXPENSE CHARGE              On each monthly
                                  calculation day, for the                       $600 deducted at $50 per month.(1)
                                  first policy year
------------------------------------------------------------------------------------------------------------------------------------
SURRENDER CHARGE(2)               Upon Full Surrender          We charge up to one and a half times the Target Annual Premium
                                  Charge does not apply to a   ("TAP"). The TAP is established at issue by an arithmetic formula
                                  policy lapse                 based on personal information (age, gender, risk class) and the face amount of insurance coverage. A complete display of the surrender charges are provided in the contract.
------------------------------------------------------------------------------------------------------------------------------------
PARTIAL SURRENDER CHARGE          Upon Partial Surrender or    A pro rata portion of the applicable surrender charge that would
                                  a reduction In the policy    apply to a full surrender.
                                  face amount
------------------------------------------------------------------------------------------------------------------------------------
PARTIAL SURRENDER FEE             Upon Partial Surrender                                       $25.
------------------------------------------------------------------------------------------------------------------------------------
TRANSFER CHARGE                   Upon Transfer                We do not charge for transfers between investment options, but we reserve the right to charge up to $20 per transfer after the first twelve transfers from the subaccounts or the first transfer from the non-loaned portion of the Guaranteed Interest Account in any given policy year.
------------------------------------------------------------------------------------------------------------------------------------

(1) We charge $1.50 per $1,000 of base face amount up to these maximums each month for the first policy year.
(2) We begin reducing the surrender charge in policy year 6 and continue to reduce it each year thereafter until it becomes zero in policy year 11.

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING FUND FEES AND EXPENSES.


                                POLICY OPTION B - PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
            CHARGE                      WHEN DEDUCTED                                    AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
COST OF INSURANCE(1)              On each monthly
                                  calculation day
  Minimum and Maximum                                          We charge $0.04 - $83.33 per $1,000 of amount at risk(2) each
  Charges                                                      month.

  Example for a male age 45 in                                 We would charge $0.19 per $1,000 of amount at risk(2) per month. We
  the nonsmoker premium class.                                 will increase this charge as he ages.
------------------------------------------------------------------------------------------------------------------------------------
MORTALITY AND EXPENSE RISK        On each monthly              We deduct a maximum of .08% each month from amounts allocated to
CHARGE(3)                         calculation day              the Separate Account.
------------------------------------------------------------------------------------------------------------------------------------
Other Tax Charges                 When we become liable for    We currently do not charge for taxes, however we reserve the right
                                  taxes.                       to impose a charge should we become liable for taxes in the future. Possible taxes would include state or federal income taxes on investment gains of the Account and would be included in our calculation of subaccount values.

-------------------------------- ---------------------------- ----------------------------------------------------------------------
Loan Interest Rate Charged(4)     Interest accrues daily and
                                  is due on each policy        The maximum net cost to the policy value is 2% of the loan balance
                                  anniversary. If not paid     on an annual basis.
                                  on that date, we will
                                  treat the accrued interest
                                  as another loan against
                                  the policy

------------------------------------------------------------------------------------------------------------------------------------
                                                    OPTIONAL INSURANCE FEATURES
------------------------------------------------------------------------------------------------------------------------------------
INDIVIDUAL TERM RIDER(5)          On each Monthly
                                  Calculation Day
  Minimum and Maximum                                          $0.04 - $83.33 per $1.000 of term rider death benefit.
  Example for a male age 45 in                                 $0.12 per $1,000 of term rider death benefit.
  the nonsmoker premium class.
------------------------------------------------------------------------------------------------------------------------------------
GUARANTEED DEATH BENEFIT RIDER    On each Monthly              $0.03 per $1,000 of total face amount, including any term rider face
                                  Calculation Day              amount.
------------------------------------------------------------------------------------------------------------------------------------
LIFEPLAN OPTIONS RIDER            We do not charge for this    We describe this rider later under "Additional Rider Benefits."
                                  rider
------------------------------------------------------------------------------------------------------------------------------------
NON-TRANSFERABLE GENERAL          We do not charge for this    We describe this rider later under "Additional Rider Benefits."
ACCOUNT RIDER                     rider
------------------------------------------------------------------------------------------------------------------------------------
DISABILITY BENEFIT RIDER(6)       On each Monthly
                                  Calculation Day
  Minimum and Maximum                                          $0.22 - $0.82 per $100 of annual benefit.
  Example for a male age 45 in                                 $0.33 per $100 of annual benefit.
  the nonsmoker premium class.
------------------------------------------------------------------------------------------------------------------------------------
ACCIDENTAL DEATH BENEFIT RIDER(6) On each Monthly
                                  Calculation Day
  Minimum and Maximum                                          $0.07 - $0.27 per $1,000 of rider insurance amount.
  Example for a male age 45 in                                 $0.16 per $1,000 of rider insurance amount.
  the nonsmoker premium class.
-----------------------------------------------------------------------------------------------------------------------------------
CHILD TERM RIDER(5)               On each Monthly
                                  Calculation Day
  Minimum and Maximum                                          $0.05 - $0.11 per $1,000 of child term rider face amount.
  Example for a male child                                     $0.06 per $1,000 of rider face amount, generally increasing as the
  age 10.                                                      child ages.
------------------------------------------------------------------------------------------------------------------------------------
FAMILY TERM RIDER(5)              On each Monthly
                                  Calculation Day
  Minimum and Maximum                                          $0.08 - $2.67 per $1,000 of rider face amount.
  Example for a female age 45 in                               $0.17 per $1,000 of rider face amount, generally increasing as the
  the nonsmoker premium class.                                 family member ages.
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
            CHARGE                      WHEN DEDUCTED                                    AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
 ADDITIONAL PURCHASE OPTION(6)     On each Monthly
                                   Calculation Day
------------------------------------------------------------------------------------------------------------------------------------
   Minimum and Maximum                                         $0.05 - $0.18 per unit.(7)
   Example for a male age 35 in                                $0.16 per unit.(7)
   the nonsmoker premium class.
------------------------------------------------------------------------------------------------------------------------------------
 CASH VALUE ACCUMULATION TEST     We do not charge for this    We describe this rider later under "Additional Rider Benefits."
 AMENDMENT                        rider
------------------------------------------------------------------------------------------------------------------------------------
 LIVING BENEFITS                  We do not charge for this    We describe this rider later under "Additional Rider Benefits."
                                  rider
------------------------------------------------------------------------------------------------------------------------------------

(1) Cost of insurance charges will vary according to age, gender, premium class, policy year, net amount at risk, and face amount. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your policy's specifications page will indicate the guaranteed cost of insurance applicable to your policy. More detailed information concerning your cost of insurance is available upon request. Before you purchase the policy, we will provide you personalized illustrations of your future benefits under the policy based upon the age and premium class of the person you wish to insure, the death benefit option, face amount, planned periodic premiums, and riders requested.
(2) The amount at risk at any given time is the difference between the total death benefit we would pay and the policy value.
(3) We currently offer reduced mortality and expense risk charges beginning in policy year 11 if your policy meets certain criteria. We provide a table of the possible reduced rates in the "Charges and Deductions" section.
(4) The maximum net cost to the policy is the difference between the rate we charge for the outstanding loan, and the rate we credit the loaned portion of the Guaranteed Interest Account, where we allocate policy value equal to the amount of the loan, as collateral. The net cost to the policy can be as low as 0.00% on an annual basis. For more information see "Charges and Deductions" and "Loans."
(5) This charge will generally increase with age.
(6) This charge depends on age at the time the rider is issued, but will not increase with age.
(7) Each unit entitles you to purchase $1,000 face amount of insurance on each of the first two option dates defined in the rider, and $667 in face amount of insurance on each subsequent option date defined in the rider.


                                                POLICY OPTION C - TRANSACTION FEES
------------------------------------------------------------------------------------------------------------------------------------
            CHARGE                      WHEN DEDUCTED                                    AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
PREMIUM EXPENSE CHARGE            Upon premium payment                              6% of the premium payment.
------------------------------------------------------------------------------------------------------------------------------------
ISSUE EXPENSE CHARGE              On each monthly
                                  calculation day, for the                       $600 deducted at $50 per month.(1)
                                  first policy year
------------------------------------------------------------------------------------------------------------------------------------
SURRENDER CHARGE(2)               Upon Full Surrender.         We charge up to 75% of the Target Annual Premium ("TAP"). The TAP is
                                  Charge does not apply to a   established at issue by an arithmetic formula based on personal
                                  policy lapse                 information (age, gender, risk class) and the face amount of insurance coverage. A complete display of the surrender charges are provided in the contract.
------------------------------------------------------------------------------------------------------------------------------------
PARTIAL SURRENDER CHARGE          Upon Partial Surrender or    A pro rata portion of the applicable surrender charge that would
                                  a reduction In the policy    apply to a full surrender.
                                  face amount
------------------------------------------------------------------------------------------------------------------------------------
PARTIAL SURRENDER FEE             Upon Partial Surrender                                       $25.
------------------------------------------------------------------------------------------------------------------------------------
TRANSFER CHARGE                   Upon Transfer                We do not charge for transfers between investment options, but we reserve the right to charge up to $20 per transfer after the first twelve transfers from the subaccounts or the first transfer from the non-loaned portion of the Guaranteed Interest Account in any given policy year.
------------------------------------------------------------------------------------------------------------------------------------

(1) We charge $1.50 per $1,000 of base face amount up to these maximums each month for the first policy year.
(2) We begin reducing the surrender charge in policy year 4 and continue to reduce it each year thereafter until it becomes zero in policy year 6.


THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING FUND FEES AND EXPENSES.


                                POLICY OPTION C - PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
            CHARGE                      WHEN DEDUCTED                                    AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
COST OF INSURANCE(1)              On each monthly
                                  calculation day
  Minimum and Maximum
  Charges                                                      We charge $0.04 - $83.33 per $1,000 of amount at risk(2) each month.

  Example for a male age 45 in                                 We would charge $0.19 per $1,000 of amount at risk(2) per month. We
  the nonsmoker premium class.                                 will increase this charge as he ages.
------------------------------------------------------------------------------------------------------------------------------------
MORTALITY AND EXPENSE RISK        On each monthly              We deduct a maximum of 0.08% each month from amounts allocated to
CHARGE(2)                         calculation day              the Separate Account.
------------------------------------------------------------------------------------------------------------------------------------
Other Tax Charges                 When we become liable for    We currently do not charge for taxes, however we reserve the right
                                  taxes.                       to impose a charge should we become liable for taxes in the future. Possible taxes would include state or federal income taxes on investment gains of the Account and would be included in our calculation of subaccount values.

-------------------------------- ---------------------------- ----------------------------------------------------------------------
Loan Interest Rate Charged(4)     Interest accrues daily and
                                  is due on each policy        The maximum net cost to the policy value is 2% of the loan balance
                                  anniversary. If not paid     on an annual basis.
                                  on that date, we will
                                  treat the accrued interest
                                  as another loan against
                                  the policy
------------------------------------------------------------------------------------------------------------------------------------
                                                    OPTIONAL INSURANCE FEATURES
------------------------------------------------------------------------------------------------------------------------------------
INDIVIDUAL TERM RIDER(5)          On each Monthly
                                  Calculation Day
  Minimum and Maximum                                          $0.04 - $83.33 per $1.000 of term rider death benefit.
  Example for a male age 45 in                                 $0.12 per $1,000 of term rider death benefit.
  the nonsmoker premium class.
------------------------------------------------------------------------------------------------------------------------------------
GUARANTEED DEATH BENEFIT RIDER    On each Monthly              $0.03 per $1,000 of total face amount, including any term rider face
                                  Calculation Day              amount.
------------------------------------------------------------------------------------------------------------------------------------
LIFEPLAN OPTIONS RIDER            We do not charge for this    We describe this rider later under "Additional Rider Benefits."
                                  rider
------------------------------------------------------------------------------------------------------------------------------------
NON-TRANSFERABLE GENERAL          We do not charge for this    We describe this rider later under "Additional Rider Benefits."
ACCOUNT RIDER                     rider
------------------------------------------------------------------------------------------------------------------------------------
DISABILITY BENEFIT RIDER(6)       On each Monthly
                                  Calculation Day
  Minimum and Maximum                                          $0.22 - $0.82 per $100 of annual benefit.
  Example for a male age 45 in                                 $0.33 per $100 of annual benefit.
  the nonsmoker premium class.
------------------------------------------------------------------------------------------------------------------------------------
ACCIDENTAL DEATH BENEFIT RIDER(6) On each Monthly
                                  Calculation Day
  Minimum and Maximum                                          $0.07 - $0.27 per $1,000 of rider insurance amount.
  Example for a male age 45 in                                 $0.16 per $1,000 of rider insurance amount.
  the nonsmoker premium class.
------------------------------------------------------------------------------------------------------------------------------------
CHILD TERM RIDER(5)               On each Monthly
                                  Calculation Day
  Minimum and Maximum                                          $0.05 - $0.11 per $1,000 of child term rider face amount.
  Example for a male child age                                 $0.06 per $1,000 of rider face amount, generally increasing as the
  10.                                                          child ages.
------------------------------------------------------------------------------------------------------------------------------------
FAMILY TERM RIDER(5)              On each Monthly
                                  Calculation Day
  Minimum and Maximum                                          $0.08 - $2.67 per $1,000 of rider face amount.
  Example for a female age 45 in                               $0.17 per $1,000 of rider face amount, generally increasing as the
  the nonsmoker premium class.                                 family member ages.
------------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
            CHARGE                      WHEN DEDUCTED                                    AMOUNT DEDUCTED
-----------------------------------------------------------------------------------------------------------------------------------
ADDITIONAL PURCHASE OPTION(6)     On each Monthly
                                  Calculation Day
------------------------------------------------------------------------------------------------------------------------------------
  Minimum and Maximum                                          $0.05 - $0.18 per unit.(7)
  Example for a male age 35 in                                 $0.16 per unit.(7)
  the nonsmoker premium class.
------------------------------------------------------------------------------------------------------------------------------------
CASH VALUE ACCUMULATION TEST      We do not charge for this    We describe this rider later under "Additional Rider Benefits."
AMENDMENT                         rider
------------------------------------------------------------------------------------------------------------------------------------
LIVING BENEFITS                   We do not charge for this    We describe this rider later under "Additional Rider Benefits."
                                  rider
------------------------------------------------------------------------------------------------------------------------------------

(1) Cost of insurance charges will vary according to age, gender, premium class, policy year, net amount at risk, and face amount. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your policy's specifications page will indicate the guaranteed cost of insurance applicable to your policy. More detailed information concerning your cost of insurance is available upon request. Before you purchase the policy, we will provide you personalized illustrations of your future benefits under the policy based upon the age and premium class of the person you wish to insure, the death benefit option, face amount, planned periodic premiums, and riders requested.
(2) The amount at risk at any given time is the difference between the total death benefit we would pay and the policy value.
(3) We currently offer reduced mortality and expense risk charges beginning in policy year 11 if your policy meets certain criteria. We provide a table of the possible reduced rates in the "Charges and Deductions" section.
(4) The maximum net cost to the policy is the difference between the rate we charge for the outstanding loan, and the rate we credit the loaned portion of the Guaranteed Interest Account, where we allocate policy value equal to the amount of the loan, as collateral. The net cost to the policy can be as low as 0.00% on an annual basis. For more information see "Charges and Deductions" and "Loans."
(5) This charge will generally increase with age.
(6) This charge depends on age at the time the rider is issued, but will not increase with age.
(7) Each unit entitles you to purchase $1,000 face amount of insurance on each of the first two option dates defined in the rider, and $667 in face amount of insurance on each subsequent option date defined in the rider.







THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM FEES AND EXPENSES CHARGED BY THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. MORE DETAIL CONCERNING EACH OF THE FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.




                                                        Minimum          Maximum

Total Annual Fund Operating Expenses(1)                  0.32%      -     22.60%
(expenses that are deducted from a fund's assets, including management fees, distribution and/or
12b-1 fees, and other expenses)

(1) The total and net fund operating expenses for each available investment portfolio are given in the following tables.

ANNUAL FUND EXPENSES (as a percentage of fund average net assets for the year ended 12/31/02)

------------------------------------------------------------------------------------------------------------------------------
                                                                        Rule
                                                      Investment        12b-1      Other Operating       Total Annual Fund
                     Series                         Management Fee      Fees          Expenses               Expenses
------------------------------------------------------------------------------------------------------------------------------
THE PHOENIX EDGE SERIES FUND
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                          0.75%           N/A            0.30% (5)               1.05%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity                              0.85%           N/A            2.58% (3)               3.43%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index               0.45%           N/A            0.28% (2)               0.73%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value               0.85%           N/A            2.91% (3)               3.76%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities            0.75%           N/A            0.37% (4)               1.12%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth                         0.65%           N/A            0.10% (3)               0.75%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth                 0.90%           N/A            1.32% (4)               2.22%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market                            0.40%           N/A            0.16% (3)               0.56%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income               0.50%           N/A            0.19% (3)               0.69%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity                          0.70%           N/A            0.31% (3)               1.01%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income                           0.80%           N/A            0.54% (3)               1.34%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Large-Cap Core (6)                        0.70%           N/A           13.62% (1)              14.32%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value (6)               0.90%           N/A           21.70% (1)              22.60%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select (6)          0.90%           N/A            9.36% (1)              10.26%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard Small-Cap Value (6)                      0.90%           N/A            5.26% (1)               6.16%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard U.S. Multi-Cap (6)                       0.80%           N/A            7.34% (1)               8.14%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture (6)                  0.75%           N/A            6.28% (1)               7.03%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value (6)                 0.75%           N/A            8.51% (1)               9.26%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value (6)                   0.85%           N/A            9.20% (1)              10.05%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock                      0.75%           N/A            0.23% (3)               0.98%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust                             0.75%           N/A            4.73% (3)               5.48%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value                                       0.75%           N/A            1.84% (3)               2.59%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30                                 0.35%           N/A            0.76% (3)               1.11%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R)                    0.35%           N/A            2.37% (3)               2.72%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income                      0.70%           N/A            0.25% (3)               0.95%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation                   0.58%           N/A            0.12% (3)               0.70%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value                  0.90%           N/A            1.67% (3)               2.57%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value                 1.05%           N/A            0.35% (3)               1.40%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value               1.05%           N/A            0.59% (3)               1.64%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth                           0.80%           N/A            0.34% (4)               1.14%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme                          0.75%           N/A            0.25% (4)               1.00%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-State Street Research Small-Cap Growth          0.85%           N/A            8.48% (1)               9.33%(7)
------------------------------------------------------------------------------------------------------------------------------

(1) The advisor voluntarily agrees to reimburse this series' for other operating expenses that exceed .15% of the series' average net assets.
(2) The advisor voluntarily agrees to reimburse this series' for other operating expenses that exceed .20% of the series' average net assets.
(3) The advisor voluntarily agrees to reimburse this series' for other operating expenses that exceed .25% of the series' average net assets.
(4) The advisor voluntarily agrees to reimburse this series' for other operating expenses that exceed .35% of the series' average net assets.
(5) The advisor voluntarily agrees to reimburse this series' for other operating expenses that exceed .40% of the series' average net assets.
(6) This series has been in existence for less than 1 year. The series' operating expense has been annualized based on actual operating expenses for the period ended December 31, 2002.
(7) The chart below shows net annual fund expenses after voluntary reimbursements or waivers by the advisor.


                                                          Net Annual                                                      Net Annual
                                                          ----------                                                      ----------
                                          Reimbursements     Fund                                          Reimbursements    Fund
                                          --------------     ----                                          --------------    ----
Series                                      & Waivers      Expenses  Series                                  & Waivers     Expenses
------                                      ---------      --------  ------                                  ---------     --------
Phoenix-AIM Mid-Cap Equity                    (2.33%)        1.10%   Phoenix-Lazard U.S. Multi-Cap            (7.19%)       0.95%
Phoenix-Alliance/Bernstein Enhanced Index     (0.08%)        0.65%   Phoenix-Lord Abbett Bond-Debenture       (6.13%)       0.90%
Phoenix-Alliance/Bernstein Growth + Value     (2.66%)        1.10%   Phoenix-Lord Abbett Large-Cap Value      (8.36%)       0.90%
Phoenix-Duff & Phelps Real Estate Securities  (0.02%)        1.10%   Phoenix-Lord Abbett Mid-Cap Value        (9.05%)       1.00%
Phoenix-Engemann Small & Mid-Cap Growth       (0.97%)        1.25%   Phoenix-MFS Investors Trust              (4.48%)       1.00%
Phoenix-Hollister Value Equity                (0.06%)        0.95%   Phoenix-MFS Value                        (1.59%)       1.00%
Phoenix-Janus Flexible Income                 (0.29%)        1.05%   Phoenix-Northern Dow 30                  (0.51%)       0.60%
Phoenix-Kayne Large-Cap Core                 (13.47%)        0.85%   Phoenix-Northern Nasdaq-100 Index(R)     (2.12%)       0.60%
Phoenix-Kayne Small-Cap Quality Value        (21.55%)        1.05%   Phoenix-Sanford Bernstein Global Value   (1.42%)       1.15%
Phoenix-Lazard International Equity Select    (9.21%)        1.05%   Phoenix-Sanford Bernstein Mid-Cap Value  (0.10%)       1.30%
Phoenix-Lazard Small-Cap Value                (5.11%)        1.05%   Phoenix-Sanford Bernstein                (0.34%)       1.30%
                                                                       Small-Cap Value
                                                                     Phoenix-State Street Research            (8.33%)       1.00%
                                                                       Small-Cap Growth

                  (NOTE: Each or all of the voluntary expense reimbursements and waivers noted in the chart above may be changed or eliminated at any time without notice.)


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Net Annual
                                                                  Rule                                               Fund Expenses
                                                   Investment  12b-1 or      Other                                       After
                                                   Management   Service    Operating   Total Annual  Reimbursements  Reimbursements
                     Series                           Fee         Fees     Expenses   Fund Expenses    & Waivers       & Waivers
----------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS - SERIES I SHARES
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                   0.61%        N/A        0.24%        0.85%         (0.00%)         0.85%
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                         0.61%        N/A        0.24%        0.85%         (0.00%)         0.85%
----------------------------------------------------------------------------------------------------------------------------------
THE ALGER AMERICAN FUND - CLASS O SHARES
----------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio            0.85%        N/A        0.11%        0.96%         (0.00%)         0.96%
----------------------------------------------------------------------------------------------------------------------------------
FEDERATED INSURANCE SERIES
----------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II     0.60%       0.25% (1)   0.12%        0.97%            --             --(9)
----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II - Primary Shares  0.60%       0.25% (1)   0.17%        1.02%            --             --(9)
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE PRODUCTS - SERVICE CLASS
----------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio (2)                      0.58%       0.10%       0.10%        0.78%            --             --(9)
----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio (2)               0.58%       0.10%       0.12%        0.80%            --             --(9)
----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio (2)                             0.58%       0.10%       0.09%        0.77%            --             --(9)
----------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                        0.60% (3)   0.25%       0.21%        1.06%          (0.01%)         1.05%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                    0.70% (3)   0.25%       0.20%        1.15%          (0.02%)         1.13%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund (4)                 0.81%       0.25%       0.06%        1.12%          (0.00%)         1.12%
----------------------------------------------------------------------------------------------------------------------------------
SCUDDER INVESTMENT VIT FUNDS - CLASS A
----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund (5)            0.45%        N/A        0.47%        0.92%          (0.27%)         0.65%
----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund (6)                0.20%        N/A        0.12%        0.32%          (0.02%)         0.30%
----------------------------------------------------------------------------------------------------------------------------------
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. - CLASS I SHARES
----------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio (7)                             0.80%        N/A        0.49%        1.29%            --             --(9)
----------------------------------------------------------------------------------------------------------------------------------
WANGER ADVISORS TRUST
----------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty (8)                             1.00%        N/A        0.55%        1.55%         (0.10%)         1.45%
----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                       1.24%        N/A        0.23%        1.47%         (0.00%)         1.47%
----------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty                                        0.95%        N/A        0.23%        1.18%         (0.00%)         1.18%
----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                        0.94%        N/A        0.11%        1.05%         (0.00%)         1.05%
----------------------------------------------------------------------------------------------------------------------------------

(1)  The fund has voluntarily agreed to waive the service fee.
(2) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.
(3) The advisor has contractually agreed (for an indefinite period of time) to reduce its investment management fee to reflect reduced services resulting from the fund's investment in a Franklin Templeton money fund for cash management. This reduction is required by the fund's Board of Trustees and an exemptive order by the SEC. After such reductions, the management fees are .59% for the Mutual Shares Securities Fund and .68% for the Templeton Foreign Securities Fund.
(4) The fund administration fee is paid indirectly through the investment management fee.
(5) The advisor has contractually agreed to waive its fees and/or reimburse expenses of the fund in excess of .65% of the average daily net assets until April 30, 2005.
(6) The advisor has contractually agreed to waive its fees and/or reimburse expenses of the fund in excess of .30% of the average daily net assets until April 30, 2005.
(7) The advisor has agreed to reduce fees payable to it and to reimburse expenses of the portfolio in excess of 1.15% (excluding interest and extraordinary expenses).
(8) The advisor has contractually agreed to limit net annual fund expenses to 1.45% of the series' average net assets until April 30, 2004.
(9) The chart below shows net annual fund expenses after voluntary reimbursements or waivers by the advisor.


Series                                                  Reimbursements & Waivers             Net Annual Fund Expenses
------                                                  ------------------------             ------------------------
Federated Fund for U.S. Government Securities II               (0.25%)                                0.72%
Federated High Income Bond Fund II - Primary Shares            (0.25%)                                0.77%
VIP Contrafund(R) Portfolio                                    (0.04%)                                0.74%
VIP Growth Opportunities Portfolio                             (0.03%)                                0.77%
VIP Growth Portfolio                                           (0.06%)                                0.71%
Technology Portfolio                                           (0.14%)                                1.15%

                  (NOTE: Each or all of the voluntary expense reimbursements and waivers noted in the chart above may be changed or eliminated at any time without notice.)


PHL VARIABLE INSURANCE COMPANY
--------------------------------------------------------------------------------
PHL Variable Insurance Company is a Connecticut stock life insurance company. We sell life insurance policies and annuity contracts through our affiliated distribution companies and through brokers. Our executive office is at One American Row in Hartford, Connecticut. Throughout this prospectus we will refer to PHL Variable Insurance Company as "PHL Variable" and in the first person (i.e. as "we", "us", "our").


THE PHLVIC VARIABLE UNIVERSAL LIFE
ACCOUNT (THE "ACCOUNT")
--------------------------------------------------------------------------------
PHL Variable Insurance Company established the Account as a separate account under Connecticut insurance law on September 10, 1998. The Account is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940 The SEC does not supervise the management, investment practices or policies of the Account or of PHL Variable.

All income, gains or losses of the Account are credited to or charged against amounts placed in the Account without regard to the other income, gains and losses of PHL Variable. The assets of the Account may not be charged with liabilities arising out of any other business we conduct. PHL Variable is responsible for all obligations under the policies.

The Account is divided into subaccounts, each of which is available for allocation of policy value. We determine the value of each subaccount's shares at the end of every business day that the New York Stock Exchange is open. Each subaccount will invest solely in a single investment portfolio of a fund. The fund names and the portfolio names are listed on page 1 of this prospectus. Each portfolio's investment type is given in Appendix A.

PHL Variable does not guarantee the investment performance of the Account or any of its subaccounts. The policy value allocated to the Account depends on the investment performance of the underlying funds. As policy owner, you bear the full investment risk for all monies invested in the Account.

We reserve the right to add, remove, modify, or substitute portfolios in which the Account invests.

PERFORMANCE HISTORY
We may choose to include performance history of the subaccounts or the underlying portfolios in advertisements, sales literature or reports. Performance information about each subaccount is based on past performance and is not an indication of future performance.

VOTING RIGHTS
--------------------------------------------------------------------------------
We legally own all fund shares held by the subaccounts; however we vote those shares at shareholder meetings according to voting instructions we receive from policy owners with an interest in the subaccounts. We may decide to vote the shares in our own right should the law change to permit us to do so.

While your policy is in effect, you may provide us with voting instructions for each subaccount in which you have an interest. We determine the number of votes you may cast by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount.

We will send you proxy material, reports and other materials relevant to the subaccounts in which you have a voting interest. In order to vote you must complete the proxy form and return it with your voting instructions. You may also be able to vote your interest by telephone or over the Internet if such instructions are included in the proxy material. We will vote all of the shares we own on your behalf, in accordance with your instructions. We will vote the shares for which we do not receive instructions, and any other shares we own, in the same proportion as the shares for which we do receive instructions.

We may ask you to provide voting instructions for such items as:

 1) the election of the fund's Trustees;

 2) the ratification of the independent accountants for the fund;

 3) approval or amendment of investment advisory agreements;

 4) a change in fundamental policies or restrictions of the series; and

 5) any other matters requiring a shareholder vote.

You may obtain an available fund's prospectus by contacting VULA at the address and telephone number given on page 1.


THE GUARANTEED INTEREST ACCOUNT

In addition to the Account, you may allocate premiums or transfer values to the Guaranteed Interest Account. Amounts you allocate to the Guaranteed Interest Account are deposited in our general account. You do not share in the investment experience of our general account. Rather, we guarantee a minimum rate of return on the allocated amounts. Although we are not obligated to credit interest at a higher rate than the minimum, we may credit any excess interest as determined by us based on expected investment yield information.


We reserve the right to limit total deposits to the Guaranteed Interest Account to no more than $250,000 during any one-week period per policy.


You may make transfers into the Guaranteed Interest Account at any time. In general, you may make only one transfer per year from the Guaranteed Interest Account. The amount that can be transferred out is limited to the greater of $1,000 or 25% of the policy value in the non-loaned portion of the Guaranteed Interest Account as of the date of the transfer. You may transfer the total value out of the Guaranteed Interest Account to one or more of the subaccounts over a consecutive 4-year period according to the following schedule:

[diamond]  First Year:     25% of the total value
[diamond]  Second Year:    33% of remaining value
[diamond]  Third Year:     50% of remaining value
[diamond]  Fourth Year:    100% of remaining value

Transfers from the Guaranteed Interest Account may also be subject to other rules as described in this prospectus.

Because of exemptive and exclusionary provisions, we have not registered interests in our general account under the Securities Act of 1933. Also, we have not registered our general account as an investment company under the Investment Company Act of 1940, as amended. Therefore, neither the general account nor any of its interests are subject to these Acts, and the Securities and Exchange Commission has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

GENERAL
Charges affect your policy value and the amount you may receive from your policy.

We make deductions to compensate us for our various expenses in selling, maintaining, underwriting and issuing the policy and guaranteeing the insurance benefits.

CHARGES DEDUCTED FROM PREMIUM PAYMENTS

PREMIUM EXPENSE CHARGE
We deduct a charge of 6% from each premium payment to the policy that we use to reimburse the Company for a variety of expenses we incur in selling the policy (e.g., commissions, advertising and printing).

PERIODIC CHARGES

MONTHLY CHARGES
We make monthly deductions on each monthly calculation day from the subaccounts and the non-loaned portion of the Guaranteed Interest Account according to your specified allocation schedule. You initially choose this schedule in your application, but can change it later. Should any of the investment options on your schedule become depleted, we will proportionally increase the deduction from the remaining investment options.

COST OF INSURANCE. We determine this charge by multiplying the appropriate cost of insurance rate by the amount at risk. The amount at risk is the difference between your policy's death benefit and your policy value. We generally base our rates on gender, attained age, and risk class. We also consider the duration, or how long the policy has been in force. We are not permitted to consider gender as a factor in some states and under certain qualified plans. We base the actual monthly cost of insurance charge on what we expect our future mortality experiences will be. Charges will not exceed the guaranteed cost of insurance rates set forth in your policy. The guaranteed maximum rates are equal to 100% of the 1980 Commissioners Standard Ordinary ("CSO") Mortality Table, adjusted for risk classifications. We will apply any change in our cost of insurance rates uniformly to all persons of the same gender, insurance age and risk class whose policies have been in force for the same length of time. We currently insure lives as either standard risk class or a risk class involving a higher mortality risk. We determine your risk class based on your health and the medical information you provide. Lives in the standard risk classes will have a lower cost of insurance for otherwise identical policies, than lives in the higher mortality risk classes. Nonsmokers will generally incur a lower cost of insurance than will similarly situated smokers.


MORTALITY AND EXPENSE RISK CHARGE
We assume a mortality risk that, as a whole, the people we insure may die sooner than expected. We would then pay greater total death benefits than we had expected.

We assume an expense risk that expenses we incur in issuing and maintaining the policies may exceed the administrative charges expected for the policies.

If the expenses do not exceed the charges, or if our mortality projections prove to be accurate, we may profit from this charge. We may use profits from this charge for any proper purpose, including the payment of sales expenses or any other expenses that may exceed income in a given year.

During the first ten policy years, your policy will pay a mortality and expense risk charge equal to .075% of the average daily balance in the subaccounts for the month on each monthly calculation day. As of the date of this prospectus, we offer reduced mortality and expense risk charges to policies that meet certain criteria beginning in policy year 11. These rates are not guaranteed, Beginning in policy year 11, your policy will pay a mortality and expense risk charge that depends on how your non-loaned policy value compares to your policy's face amount. Non-loaned policy values above certain amounts (thresholds) qualify you for more favorable (lower) charges. Thresholds for lower charges beginning in policy year 11 depend on the policy option you choose as outlined in the following chart.

 -----------------------------------------------------------

                           POLICY YEAR 1 THROUGH 10 MONTHLY
                           MORTALITY & Expense RISK CHARGES
                            FOR ALL POLICY OPTIONS DEDUCTED
                                 FROM THE SUBACCOUNTS

 -----------------------------------------------------------
    All policy values                   .075%
 -----------------------------------------------------------

    NON-LOANED POLICY          POLICY YEAR 11 AND AFTER
  VALUE AS A PERCENTAGE          MONTHLY MORTALITY &
  OF TOTAL POLICY FACE     EXPENSE RISK CHARGES(2) DEDUCTED
         AMOUNT(1)                FROM THE SUBACCOUNTS

 -----------------------------------------------------------
                           OPTION A    OPTION B   OPTION C
 -----------------------------------------------------------
  less than 40%             .075%       .075%      .075%
 -----------------------------------------------------------
  greater than or equal
  to 40%, but less than
  60%                       .050%       .055%      .060%
 -----------------------------------------------------------
  60% or more               .025%       .050%      .055%
 -----------------------------------------------------------

  (1) Total policy face amount is the sum of the base policy face amount plus the face amount of any Individual Term rider you elect.
  (2) These rates are current and are not guaranteed.


COST OF OPTIONAL INSURANCE FEATURES (RIDERS) Some of the available rider benefits you may choose incur an additional monthly charge. These options are available only if approved in your state.

The Phoenix Edge(R) - VUL policy has three riders available at no additional charge:

[diamond] LifePlan Options Rider.


[diamond] Non-Transferable General Account Rider.


[diamond] Cash Value Accumulation Test Amendment must be elected irrevocably at issue, and is automatically attached to policies that have the Guaranteed Death Benefit Rider.

[diamond] Living Benefits Rider. We can make an accelerated payment of up to 75% of the policy's death benefit (up to a maximum of $250.000) should the person insured becomes terminally ill, subject to certain conditions. The policy's face amount following the accelerated payment must be at least $10,000.

We charge for providing benefits under the following riders:

[diamond] Individual Term Rider charges vary based on age, gender, risk classification and rider face amount. Charges will increase as the insured person ages.

[diamond] Guaranteed Death Benefit Rider charge is $0.03 per $1,000 of total face amount. Total face amount is the base policy face amount plus the face amount of any Individual Term Rider.

[diamond] Accidental Death Benefit Rider charges vary based on the insured person's age and risk classification as well as the specified benefit.

[diamond] Child Term Rider charges vary based on the age and gender of the child and the specified face amount.

[diamond] Family Term Rider charges vary based on the age(s), and risk classification(s) of the covered family members and the specified face amount of the rider.


[diamond] Additional Purchase Option Rider charges vary based on age, and risk classification of the person insured and on the number of units of coverage purchased.


LOAN INTEREST CHARGED
We charge your policy for outstanding loans at the rates illustrated in the tables below. As shown, the rate we charge your policy is higher than the rate we credit the loaned portion of the Guaranteed Interest Account.

-----------------------------------------------------------
                                      RATE WE CREDIT THE
                                       LOANED PORTION OF
               LOAN INTEREST RATE       THE GUARANTEED
                     CHARGED           INTEREST ACCOUNT
------------ ----------------------- ----------------------
POLICY          MOST         NJ        MOST         NJ
YEARS:         STATES      AND TX     STATES      AND TX
------------ ----------- ----------- ---------- -----------
1-10             4%          5%         2%          3%
------------ ----------- ----------- ---------- -----------
11-16            3%          4%         2%          3%
------------ ----------- ----------- ---------- -----------
16+              2%          3%         2%          3%
-----------------------------------------------------------

Loans can reduce the policy's death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest from your policy value before we calculate the death benefit.


CONDITIONAL CHARGES
We impose some other charges only if certain events occur:

[diamond] SURRENDER CHARGE. The surrender charge applies if you surrender the policy for its cash surrender value or allow the policy to lapse. Your choice of Policy Option determines your surrender charge schedule. The maximum surrender charges that your policy might pay in a given policy year are illustrated in the following Surrender Charge Table. The amount you would actually pay depends on the policy month and may be less than shown. The actual surrender charge will never exceed policy value, therefore, we will never require you to submit an additional payment in order to surrender your policy. We will provide a complete month-by-month surrender charge table in your policy's schedule pages.


    ----------------------------------------------------------
                     SURRENDER CHARGE TABLE
    ----------------------------------------------------------

        POLICY        SURRENDER CHARGE AS A PERCENTAGE OF TAP*
        YEARS

                      Policy       Policy         Policy
                     Option A     Option B       Option C
          1            200%         150%           75%
          2            200%         150%           75%
          3            200%         150%           75%
          4            200%         150%           72%
          5            200%         150%           34%
          6            200%         147%            0%
          7            200%         111%            0%
          8            196%          75%            0%
          9            166%          39%            0%
          10           142%          16%            0%
          11           118%          0%             0%
          12           94%           0%             0%
          13           70%           0%             0%
          14           46%           0%             0%
          15           22%           0%             0%
        16 on           0%           0%             0%


    * TAP (Target Annual Premium) is established at the time of policy issue and is the greater of (a) the level premium required to mature the policy computed at an interest rate of 6.5% assuming current mortality and expense risk charges and
          (b) $1,200. We will provide you with a table of surrender charges before we issue your policy.


[diamond] PARTIAL SURRENDER CHARGE (FACE AMOUNT DECREASE). A pro rata portion of the surrender charge will be deducted from your policy value in direct proportion to any decrease in face amount. Face amount reductions may result if you request a decrease in face amount, request a death benefit option change or make a partial withdrawal.

[diamond] PARTIAL WITHDRAWAL FEE. Should you withdraw a portion of your policy value, we may deduct a $25 fee from your policy value. A portion of the surrender charge may also apply.

[diamond] SAMPLE SURRENDER CHARGES FOR POLICY OPTION A. We provide the first year surrender charge calculations in order to illustrate how the Target Annual Premium (TAP) and the surrender charge can vary in relation to the insured persons' ages and gender. The examples given are for a non-smokers.

     The sample policy's initial face amount is $1 million.

------------------------------------------------------------
    PERSON INSURED        TARGET ANNUAL       FIRST YEAR
------------------------     PREMIUM          SURRENDER
   AGE        GENDER          (TAP)            CHARGE*
------------------------------------------------------------
   45         Male
                              $8,705           $17,409
------------------------------------------------------------
   45         Female
                              $7,137           $14,314
------------------------------------------------------------
   55         Male
                             $14,330           $28,659
------------------------------------------------------------
   55         Female
                             $12,116           $24,232
------------------------------------------------------------
   65         Male
                             $23,951           $47,901
------------------------------------------------------------
   65         Female
                             $19,407           $38,954
------------------------------------------------------------

* The first year surrender charge is equal to 2 times TAP, subject to maximums permitted under state insurance law.

The actual surrender charge you will pay can never be more than your policy value. We will never require you to make an additional payment in order to surrender your policy.

TRANSFER CHARGE

Currently we do not charge for transfers between subaccounts, however we reserve the right to charge up to $20 for each transfer in excess of twelve each calendar year.


OTHER TAX CHARGES

Currently no charge is made against the Account for federal income taxes that may be attributable to the Account. The Account may, however, make such a charge in the future for these or any other taxes attributable to the Account, should the Account become liable for such taxes.


FUND CHARGES
As compensation for investment management services to the funds, the advisors are entitled to fees, payable monthly and based on an annual percentage of the average aggregate daily net asset values of each series. We provide a table of these charges in Appendix A.

These fund charges and other expenses are described more fully in the accompanying fund prospectuses.

CHARGE REDUCTIONS
We may reduce or eliminate charges we normally assess if we expect that the size or nature of a policy will lower our costs associated with the policy.


THE POLICY
--------------------------------------------------------------------------------

CONTRACT RIGHTS: OWNER, INSURED, BENEFICIARY

OWNER

The owner is the person named in the application for the policy and who will generally make the choices that determine how the policy operates while it is in force. When we use the terms "you" or "your" in this prospectus, we are referring to the owner.


INSURED

The insured is the person on whose life the policy is issued. You name this person in the application for the policy. We will not issue a policy if the person to be insured is 86 or older We will require that you provide evidence that the person to be insured is, in fact, insurable. This will usually require a medical examination.


BENEFICIARY

The beneficiary is the person you name in the application to receive any death benefit. You may name different classes of beneficiaries, such as primary and contingent. These classes will set the order of payment.


Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies by sending a written request to VULA. Generally, the change will take effect as of the date your request is signed.

If no beneficiary is living when the person insured dies we will pay you the death benefit, unless you have given us other instructions; or, if you are no longer living, we will pay the death benefit to your estate.

CONTRACT LIMITATIONS

ASSIGNMENT

You may assign the policy. We will not be bound by such assignment until we receive a written copy of the assignment at VULA, nor will we be liable for any payment we make before then. We assume no responsibility for determining whether an assignment is valid.


PURCHASING A POLICY

UNDERWRITING PROCEDURES
We base our rates on the insured person's gender, attained age and risk class. We also consider the duration, or how long the policy has been in force. We may require certain medical information in order to determine the risk class of the person to be insured. We are not permitted to consider gender as a factor in some states and under certain qualified plans.

We will accept payment with your application and allocate the premium as described below. We retain the right to refuse to process your application within seven days after we receive it. Should we decline to process your application, we will return the premium you paid. We retain the right to decline to issue your policy even if we have approved your application for processing. Should we decline to issue your policy, we will refund to you the same amount we would refund had the policy been issued and returned during your "right to cancel" period.

ELIGIBLE PURCHASERS
You may purchase a policy on the life of any person as long as you are at least 18 years old, and have an insurable interest in the life to be insured. You must also have the consent of the person to be insured.

PREMIUM PAYMENTS
The Phoenix Edge(R) - VUL is a flexible premium variable universal life insurance policy. It has a death benefit, cash surrender value and a loan privilege, as does a traditional fixed benefit whole life policy. The policy differs from a fixed benefit whole life policy, however, because you may allocate your premium into one or more of several subaccounts of the Account or the Guaranteed Interest Account. Each subaccount of the Account, in turn, invests its assets exclusively in a portfolio of the funds. The policy value varies according to the investment performance of the series to which premiums have been allocated. A number of factors concerning the person insured and the policy features you desire will affect our required issue premium. The age, gender, and risk class can affect the issue premium, as can policy features such as the face amount and added benefits.

The issue premium is due on the policy date. The insured person must be alive when the issue premium is paid. You should deliver the issue premium payment to your registered representative, who will forward it to our underwriting department.

We will generally allocate the issue premium, less applicable charges, according to your instructions when we receive your completed application. We may issue some policies with a Temporary Money Market Allocation Amendment. Under this amendment we allocate the net issue premium and the net of other premiums paid during your right to cancel period to the Phoenix-Goodwin Money Market subaccount. When your right to cancel expires we allocate the policy value among the subaccounts and/or the Guaranteed Interest Account according to your instructions. We may use the Temporary Money Market Allocation Amendment depending on the state of issue and under certain other circumstances.

We reduce premium payments by the premium expense charge before we apply them to your policy. We will apply this net premium among your chosen investment options. We will buy any subaccount units at the subaccount unit values next calculated after we receive the premium. We establish maximum premium limits and may change them from time to time. You may make additional premium payments at any time. The minimum premium payment during a grace period is the amount needed to prevent policy lapse. At all other times the minimum acceptable payment is $25. The policy contains a total premium limit as shown on the schedule page. This limit is applied to the sum of all premiums paid under the policy. If the total premium limit is exceeded, the policy owner will receive the excess, with interest at an annual rate of not less than 4%, not later than 60 days after the end of the policy year in which the limit was exceeded. The policy value will then be adjusted to reflect the refund. To pay such refund, amounts taken from each subaccount or the Guaranteed Interest Account will be done in the same manner as for monthly deductions. You may write to us and give us different instructions. The total premium limit may be exceeded if additional premium is needed to prevent lapse or if we subsequently determine that additional premium would be permitted by federal laws or regulations.

PAYMENT BY CHECK
We may wait to credit your policy if you pay by check until your check has cleared your bank.

AUTOMATED PAYMENTS
You may elect to have us deduct periodic premium payments directly from your bank account. The minimum we will withdraw under such a plan is $25 per month.

ALLOCATION OF PREMIUM
We will generally allocate the issue premium less applicable charges to the Account or to the Guaranteed Interest Account upon receipt of a completed application, in accordance with the allocation instructions in the application for a policy. However, policies issued in certain states and policies issued in certain states pursuant to applications which state the policy is intended to replace existing insurance, are issued with a Temporary Money Market Allocation Amendment. Under this Amendment, we temporarily allocate the entire issue premium paid less applicable charges (along with any other premiums paid during your right to cancel period) to the Phoenix-Goodwin Money Market Subaccount of the Account and, at the expiration of the right to cancel period, the policy value of the Phoenix-Goodwin Money Market Subaccount is allocated among the subaccounts of the Account or to the Guaranteed Interest Account in accordance with the applicant's allocation instructions in the application for insurance.


Premium payments received by us will be reduced by the premium expense change. The issue premium also will be reduced by the issue expense charge deducted in equal monthly installments over a 12-month period. Any unpaid balance of the issue expense charge will be paid to PHL Variable upon policy lapse or termination.

Premium payments received during a grace period, after deduction of the premium expense charge and the issue expense charge, will first be used to cover any monthly deductions during the grace period. Any balance will be applied on the payment date to the various subaccounts of the Account or to the Guaranteed Interest Account, based on the premium allocation schedule elected in the application for the policy or by your most recent instructions. See "Transfer of Policy Value--Nonsystematic Transfers."


POLICY REFUND
Should you elect to return your policy under your right to cancel we will treat your policy as if we had never issued it. For policies other than those issued with a Temporary Money Market Allocation Amendment, we will return the sum of the following as of the date we receive the returned policy:

1) the current policy value less any unpaid loans and loan interest; plus

2) any monthly deductions, partial surrender fees and other charges made under the policy.

For policies issued with the Temporary Money Market Amendment, the amount returned will equal any premiums paid less any unpaid loans and loan interest and less any partial surrender amounts paid.

We retain the right to decline to process an application within 7 days of our receipt of the completed application for insurance. If we decline to process the application, we will return the premium paid. Even if we have approved the application for processing, we retain the right to decline to issue the policy. If we decline to issue the policy, we will refund to you the same amount as would have been refunded under the policy had it been issued but returned for refund while you have your right to cancel.


GENERAL
--------------------------------------------------------------------------------
POSTPONEMENT OF PAYMENTS
We may postpone payment of surrenders, partial withdrawals, policy loan or death benefits under certain circumstances. We may also postpone subaccount transfers under any of the following circumstances:

[diamond] We may postpone for up to six months, payment for any transaction that depends on the value of the Guaranteed Interest Account.

[diamond] We may postpone payment whenever the NYSE is closed other than for customary weekend and holiday closings or trading on the NYSE is restricted; or

[diamond] When the SEC decides an emergency exists and the sale of securities or the determination of the value of securities in the Account is not reasonably practicable.

Transfers also may be postponed under these circumstances.

OPTIONAL INSURANCE BENEFITS
You may elect additional benefits by selecting available riders under a policy. You may cancel these riders at any time. We may deduct a charge for each additional rider you choose. If you choose any of these riders, we will provide more details in the form of a rider attached to the policy. The following riders are currently available (if approved in your state). We may make additional riders available in future.

[diamond] INDIVIDUAL TERM. This rider provides additional term insurance coverage until the insured person reaches age 100. The face amount of the term insurance may be level or increasing. The initial rider death benefit is limited to 4 times the policy's initial face amount. We assess a monthly charge for this rider.


[diamond] GUARANTEED DEATH BENEFIT. While it is in effect and Death Benefit
          Option 1 is in effect, This rider guarantees the face amount of coverage even if you have insufficient policy value to cover the monthly deduction.

          We will set a monthly guarantee premium based on the insured person's age, gender and risk class, the policy's face amount and the rider's coverage period. In general, the total premiums you have paid, reduced by any partial withdrawals and outstanding debt, must be greater than or equal to the sum total of all monthly guarantee premiums since issue. Please refer to the rider contract form for details.


          We assess a monthly charge while the rider remains in effect.


[diamond] LIFEPLAN OPTIONS. At specified 5th, 10th and 15th year policy anniversaries, subject to various limitations as set forth in the rider, the following favorable policy options may be exercised or elected:


          1) An option to increase the total face amount of the policy by up to $1,000,000 without a medical exam requirement, while other traditional underwriting rules will still apply.

          2) An option to reduce the base policy face amount up to 50% without incurring a partial surrender charge.


          3) An option to exchange the policy for an annuity without incurring a surrender charge. This option is not available until 90 days prior to the 10th policy anniversary.

             We do not charge for this rider. This rider is only available for policies of $1 million face amount or more.


[diamond] ACCIDENTAL DEATH BENEFIT. This rider will provide an additional death benefit if the insured person dies as the result of accidental injuries. This rider expires on the policy anniversary nearest the insured person's 75th birthday. The rider contract form contains terms and conditions.

          We assess a monthly charge for this rider.


[diamond] DISABILITY BENEFIT. This rider will provide a specified monthly credit to your policy if the insured person becomes totally disabled.

          We will credit your policy each month while the disability persists until the policy anniversary nearest the insured's 65th birthday, or for one year if the disability commenced less than one year before the aforementioned policy anniversary.

          In addition, should the insured person become and remain totally disabled during the five years leading up to the normal termination date of the rider, we will continue to credit the policy beyond age 65.


          We assess a monthly charge for this rider.


[diamond] NON TRANSFERABLE GENERAL ACCOUNT RIDER. This rider permits you to permanently transfer your policy value to the Non Transferable General Account in order to get guaranteed principal and credited interest payments. It is available beginning in the 16th policy year. We do not charge for this rider.

[diamond] CHILD TERM. This rider provides annually renewable term coverage on the insured person's children who are between 14 days old and age 18. The term insurance is renewable to age 25. Each child will be insured under a separate rider and the amount of insurance must be the same. You may convert coverage to a new variable or universal life insurance policy that we have available prior to your policy anniversary nearest the insured child's 25th birthday. The new policy will be subject to our minimum issue requirements.


          We assess a monthly charge for this rider.


[diamond] FAMILY TERM. This rider provides annually renewable term insurance coverage to age 70 on the insured person or members of the insured person's immediate family who are at least 18 years of age. The rider is fully convertible through age 65 for each covered person to a new variable or universal life insurance policy that we have available. The new policy will be subject to our minimum issue requirements.


          We assess a monthly charge for this rider.


[diamond] CASH VALUE ACCUMULATION TEST AMENDMENT. This rider generally permits you to pay more in premium than otherwise would be permitted. This rider must be elected before the policy is issued and will continue in effect for the life of the policy. We do not charge for this rider.

[diamond] ADDITIONAL PURCHASE OPTION. Under this rider you may, at predetermined future dates, purchase additional insurance protection without evidence of insurability. We assess a monthly charge for this rider.

[diamond] ACCELERATED BENEFITS. Under certain conditions, in the event of the terminal illness of the insured, an accelerated payment of up to 75% of the policy's death benefit (up to a maximum of $250,000) is available. The minimum face amount of the policy after any such accelerated benefit payment is $10,000. We do not charge for this rider.


DEATH BENEFIT
You choose your Death Benefit Option when you apply for your policy, and are permitted to change it. If you fail to choose, we will use Death Benefit Option 1.

Death Benefit Option 1 will pay the policy's face amount on the date of the insured person's death but not less than the minimum death benefit.

Death Benefit Option 2 will pay the policy's face amount plus the policy value on the date of the insured person's death but not less than the minimum death benefit.


We will determine the minimum death benefit by increasing the policy value on the date of death using the applicable percentage as shown by a table in your policy. The applicable percentage will be based on the insured person's attained age at the beginning of the policy year in which death occurs.

Loans can reduce the policy's death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest from your policy value before we calculate the death benefit.


PARTIAL SURRENDER AND DECREASES IN FACE AMOUNT: EFFECT ON DEATH BENEFIT
A partial surrender or a decrease in face amount generally decreases the death benefit. Upon a decrease in face amount or partial surrender, a partial surrender charge may be deducted from policy value based on the amount of the decrease or partial surrender. A decrease in face amount reduces the death benefit on the next monthly calculation day. A partial surrender reduces the death benefit immediately. A decrease in the death benefit may have tax consequences.

INCREASES IN FACE AMOUNT

You may request that we increase the face amount of your policy at any time the policy is in force. You must make your request in writing and provide evidence of insurability.

We generally require a minimum increase of $25,000. The increase takes effect on the next policy anniversary. We will not permit a face amount increase after the insured person reaches age 86. We charge $1.50 per $1,000 of added face amount up to a maximum of $600. We will deduct 1/12th of this charge each month for the year following a face amount increase.


We will increase the monthly cost of insurance deductions as a result of a face amount increase. Therefore, your cash surrender value must be sufficient to pay the monthly deduction or we will require an additional premium.


A new surrender charge schedule will apply to any increase in face amount.


For a discussion of possible implications of a material change in the policy resulting from the increase, see "Modified Endowment Contracts--Material Change Rules."

REQUESTS FOR DECREASE IN FACE AMOUNT

You may request a decrease in face amount at any time after the first policy year. Unless we agree otherwise, the decrease must be at least $25,000 and the face amount remaining after the decrease must be at least $25,000. All face amount decrease requests must be in writing and will be effective on the first monthly calculation day following the date we approve the request. A partial surrender charge will be deducted from the policy value based on the amount of the decrease. The charge will equal the applicable surrender charge that would apply to a full surrender multiplied by a fraction. The fraction is equal to the decrease in face amount divided by the face amount of the policy before the decrease.


PAYMENT OF PROCEEDS
--------------------------------------------------------------------------------


SURRENDER AND DEATH BENEFIT PROCEEDS
We will process death benefits and full or partial surrenders at values next computed after we receive the request for surrender or due proof of death, provided such request is complete and in good order. Payment of surrender or death proceeds usually will be made in one lump sum within 7 days, unless another payment option has been elected. Payment of the death proceeds, however, may be delayed if the claim for payment of the death proceeds needs to be investigated; e.g., to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary to investigate such claims consistent with insurance practices customary in the life insurance industry. Under this policy, the death proceeds will be paid when the insured person dies.


You may elect a payment option for payment of the death proceeds to the beneficiary. You may revoke or change a prior election, unless such right has been waived. The beneficiary may make or change an election before payment of the death proceeds, unless you have made an election that does not permit such further election or changes by the beneficiary.

A written request in a form satisfactory to us is required to elect, change or revoke a payment option.

The minimum amount of surrender or death proceeds that may be applied under any payment option is $1,000.

If the policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any remaining proceeds will remain under the option elected.


PAYMENT AMOUNT
We will make the death benefit payment based on the death benefit option in effect at the time.

--------------------------------------------------------------
                           Value we apply to payment option
--------------------------------------------------------------
Death Benefit Option 1     Policy face amount
--------------------------------------------------------------
Death Benefit Option 2     Policy face amount plus policy
                           value
--------------------------------------------------------------


We will pay the minimum death benefit if it is greater under your chosen option. We will reduce the amount of death benefit payment by the amount of any outstanding loans and loan interest.

The cash surrender value is the policy value reduced by outstanding loans and loan interest and any applicable surrender charge.


PAYMENT OPTIONS
All or part of the surrender or death proceeds of a policy may be applied under one or more of the following payment options. We may offer other payment options or alternative versions of these options in future. Your policy will have more information about the payment options.

PAYMENT OPTION 1--LUMP SUM
We pay all proceeds as one sum.

PAYMENT OPTION 2--LEFT TO EARN INTEREST
We pay interest on the principal for the beneficiary's lifetime. We guarantee an annual interest rate of at least 3%.

PAYMENT OPTION 3--PAYMENT FOR A SPECIFIC PERIOD
We pay equal installments for a specified period whether the payee lives or dies. We make the first payment on the date of settlement. We guarantee an annual assumed interest rate on the unpaid balance of at least 3%.

PAYMENT OPTION 4--LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN
We will pay equal installments for the specified period certain, and continue to make payments as long as the payee lives. There is a choice of three period certains:

[diamond] 10 years; or

[diamond] 20 years; or

[diamond] until the installments paid refund the amount applied under this option.

If the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option.

If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, we will consider the longer period certain as having been elected.


We will use an annual interest rate of at least 3% to compute payments for any life annuity with period certain.


PAYMENT OPTION 5--LIFE ANNUITY

We pay equal installments to the payee for life beginning on the date of settlement. When the payee dies we will make no more payments of any kind. We will use a guaranteed annual interest rate of at least 3% to compute payments under this option.


PAYMENT OPTION 6--PAYMENTS OF A SPECIFIED AMOUNT
We pay equal installments out of the principal and interest on that principal until the principal remaining is less than the amount of the installment. We then make a final payment of the remaining principal and interest. We pay the first installment on the date of settlement. Payments will include interest on the remaining principal at a guaranteed annual rate of at least 3%. We will credit interest at the end of each year. Should the interest credited at the end of the year exceed the income payments made in the preceding 12 months, we will pay the excess in one sum.

PAYMENT OPTION 7--JOINT SURVIVORSHIP ANNUITY WITH 10-YEAR PERIOD CERTAIN
We pay equal installments beginning on the settlement date for a minimum of ten years continuing thereafter as long as either payee is alive. Should both payees die before the

10-year period certain ends, we will make the remaining payments to their beneficiaries.


The younger payee must be at least 40 years old. We will use a guaranteed annual interest rate of at least 3% to compute payments under this option.


SURRENDERS
You may take a full or partial surrender of your policy at any time as long as insured person is living and the policy is in force. The amount available for surrender will be the cash surrender value at the end of the valuation period during which we receive the surrender request.

We generally pay a surrendered amount within 7 days of receiving your written request in good order. You may choose to receive a surrendered amount in a lump sum or you may apply it to any of our available payment options. We may postpone surrender payments under certain circumstances.

FULL SURRENDERS
You may fully surrender your policy by sending the policy to us along with the written release and surrender of all claims in a form satisfactory to us at VPMO.

PARTIAL SURRENDERS
You may receive a part of the policy's cash surrender value by requesting a partial surrender of the policy. You must submit a written request to VPMO. We may require you to return your policy before we make payment. A partial surrender will be effective on the date we receive your written request and the returned policy, if required.


We do not normally permit partial surrenders of less than $500 or if the resulting death benefit would be less than $25,000. We may require you to surrender the entire value allocated to an investment option if the partial surrender would result in a value below $500 in that investment option.


You may choose in what proportions we deduct the following amounts from among your investment options. If you do not choose we will make the deductions in the same manner as for monthly deductions. A partial surrender will reduce your policy value by the sum of the:

PARTIAL SURRENDER AMOUNT - the portion of the cash surrender value you choose, but not less than $500; plus

Partial Surrender Fee of $25; plus

Pro rated Surrender Charge. We deduct a pro rata portion of the surrender charge that would apply to a full surrender.

We will reduce your policy's cash value by the partial surrender amount paid plus the partial surrender fee. If your policy has Death Benefit Option 1, we will reduce your policy's face amount by the same amounts as described above for the reduction of policy value.

TRANSFER OF POLICY VALUE


TRANSFERS
You may transfer your policy value among the available investment options and make changes to your premium payment allocations by either writing to VPMO or calling VULA between the hours of 8:30 AM and 4:00 PM, Eastern Time. (The appropriate address and telephone number are on page 1.) We will execute a written request the day we receive it at VPMO. We will execute telephone transfers on the day you make the request except as noted below.

We do not charge for transfers at this time. However, we reserve the right to charge a fee of $20 for each transfer after your first twelve transfers in a policy year. Should we begin imposing this charge, we would not count transfers made under a Systematic Transfer Program toward the two-transfer limit.


TELEPHONE TRANSFERS
We will accept telephone instructions on your behalf from your registered representative. You must send us a written request if you do not want your registered representative to have this ability.

PHL Variable and PEPCO, our national distributor, will use reasonable procedures to confirm that telephone instructions are genuine. We require verification of account information and will record telephone instructions on tape. You will receive written confirmation of all telephone transfers. PHL Variable and PEPCO may be liable for following unauthorized telephone instructions if we fail to follow our established security procedures. However, you will bear the risk of a loss resulting from instructions entered by an unauthorized third party that PHL Variable and PEPCO reasonably believe to be genuine.

We may modify or terminate your telephone transfer and allocation privileges at any time. You may find it difficult to exercise these privileges during times of extreme market volatility. In such a case, you should submit your request in writing.

TRANSFER RESTRICTIONS
We do not permit transfers of less than $500 unless either

o the entire balance in the subaccount or the Guaranteed Interest Account is being transferred; or

o   the transfer is part of a Systematic Transfer Program.

We reserve the right to prohibit a transfer to any subaccount if the value of your investment in that subaccount immediately after the transfer would be less than $500. We further reserve the right to require that the entire balance of a subaccount or the Guaranteed Interest Account be transferred if the value of your investment in that subaccount immediately after the transfer, would be less than $500.


You may make only one transfer per policy year from the non-loaned portion of the Guaranteed Interest Account unless the transfers are made as part of a Systematic Transfer Program or unless we agree to make an exception to this rule. The amount you may transfer is limited to the greater of $1,000 or 25% of the value of the non-loaned portion of the Guaranteed Interest Account. You may transfer policy value into the Guaranteed Interest Account at anytime.

We reserve the right to limit the number of subaccounts you may invest in to a total of 18 at any one time or over the life of the policy. We may limit you to fewer than 18 if federal or state law requires us to do so.


Excessive transfers between subaccounts could adversely affect series performance. We therefore reserve the right to terminate your transfer privileges. We also reserve the right to reject any specific request that we feel is part of a market-timing pattern. We may reject requests for more than one exchange out of a subaccount within a 30-day period. We will not accept batches of transfer instructions from registered representatives acting under powers of attorney for multiple policy owners, unless the registered representative's broker-dealer firm and PHL Variable have entered into a third-party transfer service agreement. If we reject a transfer request for any of these reasons, we will notify you of our decision in writing.


If your policy is issued with a Temporary Money Market Allocation Amendment, you may not make any transfers until your right to cancel the policy expires.


SYSTEMATIC TRANSFER PROGRAMS
You may elect a systematic transfer program that we offer under the policy. We reserve the right to change, eliminate or add optional programs subject to applicable laws.

We base transfers under a Systematic Transfer Program on the subaccount values on the first day of the month following our receipt of your transfer request. Should the first day of the month fall on a holiday or weekend, we will process the transfer on the next business day. You may have only one program in effect at a time.

DOLLAR COST AVERAGING PROGRAM: Dollar Cost Averaging periodically transfers policy value from one of the subaccounts or from the Guaranteed Interest Account (a "source account") to one or several of the available subaccounts ("target subaccounts"). You choose to make these transfers monthly, quarterly, semiannually or annually. The minimums you may transfer from the source account are:

[diamond] $25 monthly               [diamond] $150 semiannually

[diamond] $75 quarterly             [diamond] $300 annually

You must have at least $1,000 in the source account to begin a Dollar Cost Averaging Program. Should the value in the source account fall below the transfer amount, we will transfer the remaining balance and end the Program. Transfers must be made in approximately equal amounts over a minimum of 18 months. The Dollar Cost Averaging Program is not available if you invest through a bank draft program.

You may start or discontinue this program at any time by submitting a written request to VPMO, or calling VULA (see page 1). Dollar Cost Averaging does not ensure a profit nor guarantee against a loss in a declining market. The Dollar Cost Averaging Program is not available while the Asset Rebalancing Program is in effect. We do not charge for this program.

ASSET REBALANCING PROGRAM: Under this program, we transfer policy value among the subaccounts to match your chosen allocation percentages. You can choose to have us make these transfers monthly, quarterly, semiannually or annually. We do not permit transfers to or from the Guaranteed Interest Account.

You may start or discontinue this program at any time by submitting a written request to VPMO or calling VULA (see page 1). The Asset Rebalancing Program does not ensure a profit nor guarantee against a loss in a declining market. The Asset Rebalancing Program is not available while the Dollar Cost Averaging Program is in effect. We do not charge for this program.


POLICY LOANS
You may generally borrow up to 90% of your policy's cash surrender value. We will count any outstanding loans and loan interest toward that 90% limit. We do not generally allow loans of less than $500.

When you take a loan, we will take an amount equal to the loan from your investment options as collateral and deposit it to the "loaned portion" of the Guaranteed Interest Account. You may instruct us how to withdraw policy value from your investment options for deposit to the loaned portion of the Guaranteed Interest Account. If you do not instruct us, we will make the withdrawal in the same manner as monthly deductions.

We charge interest on the loan at annual rates given below, compounded daily and payable in arrears:

-----------------------------------------------------------
POLICY YEARS          MOST STATES           NEW JERSEY
                                              & TEXAS
--------------------- ------------------ ------------------
1-10:                      4%                   5%
11-15:                     3%                   4%
16 and after:              2%                   3%
--------------------- ------------------ ------------------

At the end of each policy year, all interest due will be treated as a new loan and will be offset by a transfer from your subaccounts and the non-loaned portion of the Guaranteed Interest Account to the loaned portion of the Guaranteed Interest Account.


We credit the loaned portion of the Guaranteed Interest Account with interest at an effective annual rate of 2% (3% in New Jersey and Texas), compounded daily and payable in arrears. At the end of each policy year, or when you repay a loan, the interest credited to the loaned portion of the Guaranteed Interest Account will be transferred to the non-loaned portion of the Guaranteed Interest Account.

You may repay a loan at any time the policy is in force. We apply loan repayments first to pay any outstanding loan interest. We then apply any remaining amount to reduce the loaned portion of the Guaranteed Interest Account and correspondingly increase the non-loaned portion of the Guaranteed Interest Account. If you make a loan repayment that exceeds the remaining loan interest and loan balance, we will apply the excess among the investment options according to your most recent premium allocation schedule on file.

We will use any loan repayment we receive during a grace period first to pay any overdue monthly deductions. We will then apply any remaining balance to reduce loan interest and any loans.

We will apply any payment we receive while you have outstanding loans to reduce loan interest and the loans, unless you designate it as a premium payment.

Failure to repay a policy loan or to pay loan interest will not terminate the policy unless your policy's cash surrender value becomes insufficient to maintain the policy in force.


Policy value for loaned amounts increases at the rate we credit the loaned portion of the Guaranteed Interest Account, whereas non-loaned policy value varies with the investment performance of the chosen subaccounts or at the rate we credit the non-loaned portion of the Guaranteed Interest Account. Loans can also reduce your policy's death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest from your policy value before we calculate the death benefit. The amount available for a full surrender is similarly reduced by the amount of any outstanding loans and loan interest.


The proceeds of policy loans may be subject to federal income tax under some circumstances.

A policy loan will have a permanent effect on the policy value because the investment results of the loaned portion of the Guaranteed Interest Account will differ from that of investment options. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. A policy loan can also have an effect on the policy's death benefit under Death Benefit Option 2 due to any resulting differences in policy value.

LAPSE
Payment of the issue premium, no matter how large or the payment of additional premiums will not guarantee the policy will remain in force. If you take a partial surrender or a policy loan, it could negatively affect the policy value, and therefore increase the risk of policy lapse.

If, during the first seven policy years, the policy value is less than the monthly deduction, we will allow a grace period of 61 days during which you must pay an amount equal to 3 times the required monthly deduction to prevent the policy from lapse.


If, at any time after the first seven policy years, the cash value is less than the required monthly deduction, we will allow a grace period of 61 days during which you must pay an amount equal to 3 times the required monthly deduction to prevent the policy from lapse or the amount required to provide a positive cash surrender value if greater.

If you fail to make the required payment before the 61-day grace period ends, the policy will lapse and expire without value. We will mail you notice at least 15 days and not more than 45 days before any potential lapse will occur.


The policy will remain in force during the grace period however, we will not permit any subaccount transfers, loans, full or partial surrenders. We apply any premium payment we receive during the grace period, less the premium expense charge, to first pay any monthly deductions due during the grace period. We will apply any excess premium according to your current premium allocation schedule.

The death benefit during the grace period is equal to the death benefit immediately before the grace period begins.

FEDERAL INCOME TAX CONSIDERATIONS
--------------------------------------------------------------------------------
The following is a brief summary of our interpretation of federal tax treatment of amounts accumulated under and distributed from the policy. We give a more complete discussion in the Statement of Additional Information ("SAI") which is incorporated into this prospectus by reference. You can get a copy of the SAI free of charge: see the back cover of this prospectus. We make no attempt to address estate and inheritance taxes, or any state, local or other tax laws. Consult your income tax advisor for more thorough information on federal and state income taxes. We refer to Internal Revenue Code of 1986, as amended, as the "Code."

We suggest you consult with your tax advisor in advance of making a decrease in death benefits, or a full or partial surrender of your policy.

MODIFIED ENDOWMENT CONTRACTS

GENERAL
You will be taxed on loans and payments from a modified endowment contract on the portion of the amount received that is considered income, or gain in contract value. This policy can be modified endowment contracts if it fails to meet what is known as "the 7-pay test." This test compares your policy to a hypothetical life insurance policy of identical face amount which requires 7 equal annual premiums to be "fully paid-up," continuing to provide a level death benefit without the need for any further premiums. A policy becomes a modified endowment contract if, at any time during the first 7 years, the total premiums paid into the policy exceed the total premiums that you would have paid into the hypothetical policy.

Amounts taxable under the modified endowment contract rule will be subject to an additional 10% excise tax, with certain exceptions for taxpayers who are age 59 1/2 or older, disabled or taken as part of a periodic payment plan for the life expectancy of the beneficiary or beneficiaries.

FULL SURRENDER
You can be taxed on the amount of a full surrender that exceeds the amount of premiums you paid. You may be liable for an additional 10% "penalty tax" if the policy is a modified endowment contract.

PARTIAL SURRENDER
Partial surrenders from a modified endowment contract are fully taxable to the extent of income (gain) in the policy and may be subject to an additional 10% tax. If the policy is not a modified endowment contract, partial surrenders still may be taxable. The benefit payment under the Living Benefits Rider is not considered a partial surrender.

LOANS
We believe that any loan received under a policy will be treated as your indebtedness. If the policy is a modified endowment contract, loans are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax.

BUSINESS-OWNED POLICIES
If a business or a corporation owns the policy, the Code may impose additional restrictions. The Code limits the interest deduction on business-owned policy loans and may impose tax upon the inside build-up of corporate-owned life insurance policies through the corporate alternative minimum tax.

CHANGE OF OWNERSHIP OR INSURED OR ASSIGNMENT
Changing the policy owner or the person insured or an exchange or assignment of the policy may have tax consequences depending on the circumstances.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The financial statements of PHLVIC Variable Universal Life Account (The Phoenix Edge(R) - VUL) at December 31, 2002, and the results of their operations and the changes in their net assets for each of the periods indicated and the financial statements of PHL Variable Insurance Company at December 31, 2002 and 2001, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2002 are contained in the Statement of Additional Information (SAI), which you can get free of charge by calling the toll free number given on page 1. The financial statements of PHL Variable Insurance Company included herein should be considered only as bearing upon the ability of PHL Variable Insurance Company to meet its obligations under the policies. You should not consider them as bearing on the investment performance of the assets held in the Account or Guaranteed Interest Account rates that we credit during a guarantee period.

APPENDIX A - INVESTMENT OPTIONS
------------------------------------------------------------------------------------------------------------------------------

INVESTMENT TYPE

------------------------------------------------------------------------------------------------------------------------------

                                                                                 Investment Type

                                                ------------------------------------------------------------------------------
                                                  Bond  Domestic  Domestic  Domestic   Growth         International   Money
                    Series                               Blend     Growth    Value    & Income  Index     Growth      Market
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                                                                             |X|
Phoenix-AIM Mid-Cap Equity                                |X|
Phoenix-Alliance/Bernstein Enhanced Index                                                        |X|
Phoenix-Alliance/Bernstein Growth + Value                           |X|       |X|
Phoenix-Duff & Phelps Real Estate Securities                                             |X|
Phoenix-Engemann Capital Growth                                     |X|
Phoenix-Engemann Small & Mid-Cap Growth                             |X|
Phoenix-Goodwin Money Market                                                                                           |X|
Phoenix-Goodwin Multi-Sector Fixed Income         |X|
Phoenix-Hollister Value Equity                                                |X|
Phoenix-Janus Flexible Income                     |X|
Phoenix-Kayne Large-Cap Core                              |X|
Phoenix-Kayne Small-Cap Quality Value                                         |X|
Phoenix-Lazard International Equity Select                                                                 |X|
Phoenix-Lazard Small-Cap Value                                                |X|
Phoenix-Lazard U.S. Multi-Cap                                                 |X|
Phoenix-Lord Abbett Bond-Debenture                |X|
Phoenix-Lord Abbett Large-Cap Value                                           |X|
Phoenix-Lord Abbett Mid-Cap Value                                             |X|
Phoenix-MFS Investors Growth Stock                                  |X|
Phoenix-MFS Investors Trust                                                              |X|
Phoenix-MFS Value                                                             |X|
Phoenix-Northern Dow 30                                                                          |X|
Phoenix-Northern Nasdaq-100 Index(R)                                                             |X|
Phoenix-Oakhurst Growth and Income                                                       |X|
Phoenix-Oakhurst Strategic Allocation                                                    |X|
Phoenix-Sanford Bernstein Global Value                                                                     |X|
Phoenix-Sanford Bernstein Mid-Cap Value                                       |X|
Phoenix-Sanford Bernstein Small-Cap Value                                     |X|
Phoenix-Seneca Mid-Cap Growth                                       |X|
Phoenix-Seneca Strategic Theme                                      |X|
Phoenix-State Street Research Small-Cap Growth                      |X|
AIM V.I. Capital Appreciation Fund                                  |X|
AIM V.I. Premier Equity Fund                              |X|
Alger American Leveraged AllCap Portfolio                           |X|
Federated Fund for U.S. Government Securities II  |X|
Federated High Income Bond Fund II                |X|
VIP Contrafund(R) Portfolio                                         |X|
VIP Growth Opportunities Portfolio                                  |X|
VIP Growth Portfolio                                                |X|
Mutual Shares Securities Fund                                                            |X|
Templeton Foreign Securities Fund                                                                          |X|
Templeton Growth Securities Fund                                                                           |X|
Scudder VIT EAFE(R) Equity Index Fund                                                            |X|
Scudder VIT Equity 500 Index Fund                                                                |X|
Technology Portfolio                                                |X|
Wanger Foreign Forty                                                                                       |X|
Wanger International Small Cap                                                                             |X|
Wanger Twenty                                                       |X|
Wanger U.S. Smaller Companies                                       |X|
------------------------------------------------------------------------------------------------------------------------------


INVESTMENT ADVISORS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                             Advisors
                                            ---------------------------------------------------------------------------------------
                                              Phoenix    Phoenix   Duff & Phelps                Fred       Deutsche    Federated
                                             Investment  Variable   Investment       AIM        Alger       Asset      Investment
                                              Counsel,   Advisors,  Management     Advisors,  Management, Management,  Management
        Series                                  Inc.       Inc.        Co.           Inc.        Inc.        Inc.       Company
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                   |X|
Phoenix-AIM Mid-Cap Equity                                 |X|
Phoenix-Alliance/Bernstein Enhanced Index                  |X|
Phoenix-Alliance/Bernstein Growth + Value                  |X|
Phoenix-Duff & Phelps Real Estate Securities                           |X|
Phoenix-Engemann Capital Growth                  |X|

Phoenix-Engemann Small & Mid-Cap Growth          |X|

Phoenix-Goodwin Money Market                     |X|
Phoenix-Goodwin Multi-Sector Fixed Income        |X|
Phoenix-Hollister Value Equity                   |X|
Phoenix-Janus Flexible Income                              |X|
Phoenix-Kayne Large-Cap Core                     |X|
Phoenix-Kayne Small-Cap Quality Value            |X|
Phoenix-Lazard International Equity Select                 |X|
Phoenix-Lazard Small-Cap Value                             |X|
Phoenix-Lazard U.S. Multi-Cap                              |X|
Phoenix-Lord Abbett Bond-Debenture                         |X|
Phoenix-Lord Abbett Large-Cap Value                        |X|
Phoenix-Lord Abbett Mid-Cap Value                          |X|
Phoenix-MFS Investors Growth Stock                         |X|
Phoenix-MFS Investors Trust                                |X|
Phoenix-MFS Value                                          |X|
Phoenix-Northern Dow 30                                    |X|
Phoenix-Northern Nasdaq-100 Index(R)                       |X|
Phoenix-Oakhurst Growth and Income               |X|
Phoenix-Oakhurst Strategic Allocation            |X|
Phoenix-Sanford Bernstein Global Value                     |X|
Phoenix-Sanford Bernstein Mid-Cap Value                    |X|
Phoenix-Sanford Bernstein Small-Cap Value                  |X|
Phoenix-Seneca Mid-Cap Growth                    |X|
Phoenix-Seneca Strategic Theme                   |X|
Phoenix-State Street Research Small-Cap Growth             |X|
AIM V.I. Capital Appreciation Fund                                                   |X|
AIM V.I. Premier Equity Fund                                                         |X|
Alger American Leveraged AllCap Portfolio                                                        |X|
Federated Fund for U.S. Government Securities II                                                                          |X|
Federated High Income Bond Fund II                                                                                        |X|
VIP Contrafund(R) Portfolio
VIP Growth Opportunities Portfolio
VIP Growth Portfolio
Mutual Shares Securities Fund
Templeton Foreign Securities Fund
Templeton Growth Securities Fund
Scudder VIT EAFE(R) Equity Index Fund                                                                        |X|
Scudder VIT Equity 500 Index Fund                                                                            |X|
Technology Portfolio
Wanger Foreign Forty
Wanger International Small Cap
Wanger Twenty
Wanger U.S. Smaller Companies
-----------------------------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISORS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                             Advisors
                                            ---------------------------------------------------------------------------------------
                                                                       Morgan
                                              Fidelity     Franklin    Stanley     Templeton    Templeton  Templeton    Wanger
                                             Management     Mutual    Investment     Asset       Global    Investment    Asset
                                            and Research   Advisors,  Management   Management,  Advisors    Counsel,   Management,
                   Series                      Company       LLC         Inc.        Ltd.        Limited      Inc.        L.P.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International
Phoenix-AIM Mid-Cap Equity
Phoenix-Alliance/Bernstein Enhanced Index
Phoenix-Alliance/Bernstein Growth + Value
Phoenix-Duff & Phelps Real Estate Securities
Phoenix-Engemann Capital Growth

Phoenix-Engemann Small & Mid-Cap Growth

Phoenix-Goodwin Money Market
Phoenix-Goodwin Multi-Sector Fixed Income
Phoenix-Hollister Value Equity
Phoenix-Janus Flexible Income
Phoenix-Kayne Large-Cap Core
Phoenix-Kayne Small-Cap Quality Value
Phoenix-Lazard International Equity Select
Phoenix-Lazard Small-Cap Value
Phoenix-Lazard U.S. Multi-Cap
Phoenix-Lord Abbett Bond-Debenture
Phoenix-Lord Abbett Large-Cap Value
Phoenix-Lord Abbett Mid-Cap Value
Phoenix-MFS Investors Growth Stock
Phoenix-MFS Investors Trust
Phoenix-MFS Value
Phoenix-Northern Dow 30
Phoenix-Northern Nasdaq-100 Index(R)
Phoenix-Oakhurst Growth & Income
Phoenix-Oakhurst Strategic Allocation
Phoenix-Sanford Bernstein Global Value
Phoenix-Sanford Bernstein Mid-Cap Value
Phoenix-Sanford Bernstein Small-Cap Value
Phoenix-Seneca Mid-Cap Growth
Phoenix-Seneca Strategic Theme
Phoenix-State Street Research Small-Cap Growth
AIM V.I. Capital Appreciation Fund
AIM V.I. Premier Equity Fund
Alger American Leveraged AllCap Portfolio
Federated Fund for U.S. Government Securities II
Federated High Income Bond Fund II
VIP Contrafund(R) Portfolio                      |X|
VIP Growth Opportunities Portfolio               |X|
VIP Growth Portfolio                             |X|
Mutual Shares Securities Fund                              |X|
Templeton Foreign Securities Fund                                                                            |X|
Templeton Growth Securities Fund                                                                 |X|
Scudder VIT EAFE(R) Equity Index Fund
Scudder VIT Equity 500 Index Fund
Technology Portfolio                                                   |X|
Wanger Foreign Forty                                                                                                      |X|
Wanger International Small Cap                                                                                            |X|
Wanger Twenty                                                                                                             |X|
Wanger U.S. Smaller Companies                                                                                             |X|
-----------------------------------------------------------------------------------------------------------------------------------

INVESTMENT SUBADVISORS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                   Subadvisors
                                            --------------------------------------------------------------------------------------

                                                                                               Kayne
                                                                                              Anderson
                                             Aberdeen      AIM        Alliance      Janus      Rudnick      Lazard       Lord,
                                               Fund      Capital      Capital      Capital    Investment     Asset       Abbett
                                             Managers,  Management,  Management,  Management  Management,  Management     & Co.
           Series                              Inc.        Inc.         L.P.         LLC         LLC          LLC          LLC

-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                   |X|
Phoenix-AIM Mid-Cap Equity                                 |X|
Phoenix-Alliance/Bernstein Enhanced Index                              |X|
Phoenix-Alliance/Bernstein Growth + Value                              |X|
Phoenix-Engemann Capital Growth
Phoenix-Engemann Small & Mid-Cap Growth
Phoenix-Janus Flexible Income                                                        |X|
Phoenix-Kayne Large-Cap Core                                                                     |X|
Phoenix-Kayne Small-Cap Quality Value                                                            |X|
Phoenix-Lazard International Equity Select                                                                   |X|
Phoenix-Lazard Small-Cap Value                                                                               |X|
Phoenix-Lazard U.S. Multi-Cap                                                                                |X|
Phoenix-Lord Abbett Bond-Debenture                                                                                        |X|
Phoenix-Lord Abbett Large-Cap Value                                                                                       |X|
Phoenix-Lord Abbett Mid-Cap Value                                                                                         |X|
Phoenix-MFS Investors Growth Stock
Phoenix-MFS Investors Trust
Phoenix-MFS Value
Phoenix-Northern Dow 30
Phoenix-Northern Nasdaq-100 Index(R)
Phoenix-Sanford Bernstein Global Value                                 |X|
Phoenix-Sanford Bernstein Mid-Cap Value                                |X|
Phoenix-Sanford Bernstein Small-Cap Value                              |X|
Phoenix-Seneca Mid-Cap Growth
Phoenix-Seneca Strategic Theme
Phoenix-State Street Research Small-Cap Growth

-----------------------------------------------------------------------------------------------------------------------------------

INVESTMENT SUBADVISORS

-------------------------------------------------------------------------------------------------------------
                                                                       Subadvisors
                                            -----------------------------------------------------------------

                                                                      Roger                     State
                                                        Northern     Engemann     Seneca        Street
                                                MFS       Trust         &         Capital      Research
                                            Investment Investments, Associates,  Management, & Management
          Series                            Management     Inc.        Inc.         LLC         Company
-------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International
Phoenix-AIM Mid-Cap Equity
Phoenix-Alliance/Bernstein Enhanced Index
Phoenix-Alliance/Bernstein Growth + Value
Phoenix-Engemann Capital Growth                                        |X|
Phoenix-Engemann Small & Mid-Cap Growth                                |X|
Phoenix-Janus Flexible Income
Phoenix-Kayne Large-Cap Core
Phoenix-Kayne Small-Cap Quality Value
Phoenix-Lazard International Equity Select
Phoenix-Lazard Small-Cap Value
Phoenix-Lazard U.S. Multi-Cap
Phoenix-Lord Abbett Bond-Debenture
Phoenix-Lord Abbett Large-Cap Value
Phoenix-Lord Abbett Mid-Cap Value
Phoenix-MFS Investors Growth Stock               |X|
Phoenix-MFS Investors Trust                      |X|
Phoenix-MFS Value                                |X|
Phoenix-Northern Dow 30                                    |X|
Phoenix-Northern Nasdaq-100 Index(R)                       |X|
Phoenix-Sanford Bernstein Global Value
Phoenix-Sanford Bernstein Mid-Cap Value
Phoenix-Sanford Bernstein Small-Cap Value
Phoenix-Seneca Mid-Cap Growth                                                        |X|
Phoenix-Seneca Strategic Theme                                                       |X|
Phoenix-State Street Research Small-Cap Growth                                                   |X|
-------------------------------------------------------------------------------------------------------------

Additional information about The Phoenix Edge(R) - VUL (the "Policy") and the PHLVIC Variable Universal Life Account (the "Account") is contained in the Policy's Statement of Additional Information ("SAI") dated May 1, 2003, which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus.

The SAI, personalized illustrations of death benefits, cash surrender values and cash values are available, without charge, upon request. Inquiries and requests for the SAI and other requests should be directed in writing to Phoenix Variable Products Mail Operations, PO Box 8027, Boston, Massachusetts 02266-8027, or by telephone (800) 541-0171.

Information about the Account, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. Reports and other information about the Account are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC Public Reference Section, Washington, D.C. 20549-0102.

PHL Variable Insurance Company

www.phoenixwm.com
V613

Investment Company Act File No. 811-09065

[logo] PHOENIX WEALTH MANAGEMENT(R)

L0690PR (C) PHL Variable Insurance Company      [logo] Printed on recycled paper.        5-03

                                     PART B

================================================================================
                            THE PHOENIX EDGE(R) - VUL
================================================================================

             PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT (THE "ACCOUNT') ISSUED BY: PHL VARIABLE INSURANCE COMPANY ("PHL VARIABLE")


STATEMENT OF ADDITIONAL INFORMATION ("SAI")                         MAY 1, 2003

                                  ------------

            FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY


This SAI is not a prospectus and should be read in conjunction with the prospectus, dated May 1, 2003. You may obtain a copy of the prospectus without charge by contacting PHL Variable at the address or telephone number below. Defined terms used in the current prospectus are incorporated in this SAI.

                                  ------------

                                TABLE OF CONTENTS

                                                                      PAGE
                                                                      ----
PHL Variable Insurance Company.....................................     2

The Account........................................................     2

The Policy.........................................................     2

Underwriter........................................................     3

Performance History................................................     3

Additional Information about Charges...............................     6

Federal Income Tax Considerations..................................     7

Safekeeping of the Account's Assets................................    10

Sales of Policies..................................................    10

State Regulation...................................................    10

Reports............................................................    10

Experts ...........................................................    10

Separate Account Financial Statements..............................  SA-1

Company Financial Statements.......................................   F-1

                                 --------------

IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT US AT:          [envelope] PHOENIX VARIABLE PRODUCTS MAIL OPERATIONS ("VPMO")
                                                                                                            PO Box 8027
                                                                                       Boston, Massachusetts 02266-8027

                                                         [telephone] VARIABLE AND UNIVERSAL LIFE ADMINISTRATION ("VULA")
                                                                                                       Tel. 800/541-0171

PHL VARIABLE INSURANCE COMPANY
--------------------------------------------------------------------------------
We are PHL Variable Insurance Company, a Connecticut stock life insurance company incorporated on July 15, 1981. We sell life insurance policies and annuity contracts through our affiliated distribution companies and through brokers. Our executive office is at One American Row in Hartford, Connecticut. Our main administrative office is at 100 Bright Meadow Boulevard in Enfield, Connecticut.

We are an indirect, wholly owned subsidiary of Phoenix Life Insurance Company ("Phoenix").

THE ACCOUNT
--------------------------------------------------------------------------------
PHL Variable established the Account as a separate account under Connecticut insurance law on September 10, 1998. The Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") under which it meets the definition of a "separate account."

Connecticut law requires all income, gains or losses of the Account be credited to or charged against amounts placed in the Account without regard to the other income, gains and losses of PHL Variable. The assets of the Account may not be charged with liabilities arising out of any other business we may conduct. Obligations under the Policies are obligations of PHL Variable.

The Account is divided into subaccounts, each of which is available for allocation of policy value. Each subaccount will invest solely in a single investment portfolio of a fund. Each portfolio has its own specified investment objective. The policy value allocated to the Account depends on the investment performance of the underlying funds. The policy owner bears the full investment risk for all monies invested in the Account.

REINVESTMENT AND REDEMPTION
All dividend distributions of a fund are automatically reinvested in shares of the fund at their net asset value on the date of distribution; any capital gains distributions of a fund are likewise reinvested at the net asset value on the record date. Phoenix redeems fund shares at their net asset value to the extent necessary to make payments under the policy.

SUBSTITUTION OF INVESTMENTS
We reserve the right to make additions to, deletions from, or substitutions for the investments held by the Account, subject to compliance with the law as currently applicable or as subsequently changed.

If the shares of any of the portfolios of a fund should no longer be available for investment, or, if in our judgment, further investment in shares of any of the portfolios becomes inappropriate in view of the objectives of the policy, then we may substitute shares of another fund for shares already purchased, or to be purchased in the future. No substitution of fund shares held by the Account may take place without prior approval of the SEC and prior notice to you. In the event of a substitution, you will be given the option of transferring the policy value from the affected subaccount to another subaccount without penalty.

DETERMINATION OF SUBACCOUNT VALUES
We establish the unit value of each subaccount on the first valuation date of that subaccount. The unit value of a subaccount on any other valuation date is determined by multiplying the unit value of that subaccount on the previous valuation date by the net investment factor for that subaccount for the then current valuation period. The unit value of each subaccount on a day other than a valuation date is the unit value on the next valuation date. Unit values are carried to 6 decimal places. The unit value of each subaccount on a valuation date is determined at the end of that day.

The net investment factor for each subaccount is determined by the investment performance of the assets held by the subaccount during the valuation period. Each valuation will follow applicable law and accepted procedures. The net investment factor is determined by the formula:

      (A) + (B)
      --------  - (D) where:
         (C)

(A) = The value of the assets in the subaccount on the current valuation date, including accrued net investment income and realized and unrealized capital gains and losses, but excluding the net value of any transactions during the current valuation period.

(B) = The amount of any dividend (or, if applicable, any capital gain distribution) received by the subaccount if the "ex-dividend" date for shares of the fund occurs during the current valuation period.

(C) = The value of the assets in the subaccount as of the just prior valuation date, including accrued net investment income and realized and unrealized capital gains and losses, and including the net amount of any deposits and withdrawals made during the valuation period ending on that date.


(D) = Any charges for taxes on income and capital gains plus charges for changes in tax reserves for the current valuation period. These charges will only be deducted if, in the future, the Account becomes liable for them.


THE POLICY
--------------------------------------------------------------------------------
The number of units credited to a subaccount of the Account will be determined by dividing the portion of the net premium applied to that subaccount by the unit value of the subaccount on the payment date.

You may increase or decrease the planned premium amount (within limits) or payment frequency at any time by writing to VPMO. We reserve the right to limit increases to such maximums as may be established from time to time. Additional premium payments may be made at any time. The minimum premium payment we will accept is $25. During a grace period, the minimum payment we will accept is the amount needed to prevent policy lapse.

You may elect a Disability Benefit Rider. This rider provides for the waiver of certain premium payments under certain conditions during a period of total disability of the person insured by the rider. Under its terms, the specified premium will be waived when we receive proof that the covered person is totally disabled and that the disability occurred while the rider was in force.

We credit policies sold to officers, directors and employees of PHL Variable (and their spouses and children) with an amount equal to the first-year commission that would apply on the amount of premium contributed. This option is also available to career agents of PHL Variable (and their spouses and children).

THE CONTRACT
The policy and attached copy of the application are the entire contract. Only statements in the application can be used to void the policy. The statements are considered representations and not warranties. Only an executive officer of PHL Variable can agree to change or waive any provisions of the policy.

SUICIDE
We will stop and void the policy if the insured person commits suicide within 2 years of the policy issue date. We will then return the policy value reduced by any outstanding debt and refund any monthly deductions and other fees and charges.

INCONTESTABILITY
We may not contest this policy or any attached rider after it has been in force for 2 years during which the insured person is alive.

CHANGE OF OWNER OR BENEFICIARY
The beneficiary you name in the policy application, or subsequently change, will receive the policy benefits upon death of the insured person. If your named beneficiary dies before then, the named contingent beneficiary, if any, will become the beneficiary. If there is no surviving or named beneficiary, we will pay the death benefit to you or to your estate.

You may change the policy owner and the beneficiary as long as the policy remains in force. Changes must be made by written request, in a form satisfactory to us. A beneficiary change will take effect as of the date you sign the written notice, regardless of whether the insured person is living when we receive the notice. However, we will not be liable for any payment made or action taken before we receive your written notice.

MISSTATEMENTS

If you incorrectly state the age or gender of the insured person, we will adjust the face amount to reflect the correct cost of insurance rate. The adjusted death benefit will equal the coverage our most recent cost of insurance deduction would provide based on the insured persons' correct personal information.


SURPLUS
This nonparticipating policy does not pay dividends. You will not share in PHL Variable's surplus earnings.


UNDERWRITER
--------------------------------------------------------------------------------
PEPCO, an affiliate of PHL Variable, as underwriter, offers these policies on a continuous basis. PEPCO is not compensated for any underwriting commissions. All underwriting commission costs are borne directly by PHL Variable.


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The rates of return shown are not an estimate nor are they a guarantee of future performance. The performance history shown is solely for the underlying investment portfolios. They do not illustrate how actual performance will affect the benefits under your policy because they do not account for any of the charges and deductions that apply to your policy value.

Yield of the Phoenix-Goodwin Money Market Series. We calculate the yield of the Phoenix-Goodwin Money Market Series for a 7-day "base period" by determining the "net change in value" of a hypothetical pre-existing account. We assume the hypothetical account had an initial balance of one share of the series at the beginning of the base period. We then determine what the value of the hypothetical account would have been at the end of the 7-day base period. We assume no policy charges were deducted from the hypothetical account. The end value minus the initial value gives us the net change in value for the hypothetical account. The net change in value can then be divided by the initial value giving us the base period return (one week's return). To find the equivalent annual return we multiply the base period return by 365/7. The equivalent effective annual yield differs from the annual return because we assume all returns are reinvested in the subaccount. We carry results to the nearest hundredth of one percent.

Example Calculation:

The following example of a return/yield calculation for the Phoenix-Goodwin Money Market Series is based on the 7-day period ending December 31, 2002:

Value of hypothetical pre-existing account with exactly one
   unit at the beginning of the period:.............................$1.000000
Value of the same account (excluding capital changes) at the end of the 7-day period:.........................................$1.000203
Calculation:
   Ending account value.............................................$1.000203
   Less beginning account value.....................................$1.000000
   Net change in account value......................................$0.000203
Base period return:
   (adjusted change/beginning account value)........................$0.000203
Current annual yield = return x (365/7) =...............................1.06%
Effective annual yield = [(1 + return)(365/7)] - 1 =....................1.06%

The current yield and effective yield information will fluctuate. Yield and return information may not provide a suitable basis for comparison with bank deposits or other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies, due to charges which will be deducted on the Account level.

Total Return: We will usually advertise the average annual total return for a subaccount calculated for one year, three years, five years, ten years and since the inception date of the underlying portfolio. We assume the reinvestment of all distributions at net asset value but do not account for the deduction of any of the daily or monthly charges made under the policy.

Performance is the compounded return for the time period indicated, net of all fund level fees. Returns for the periods greater than one year are annualized. Performance does not include the effects of product charges, including any or all of the following: issue, sales and tax charges; mortality and expense risk fees; cost of insurance charges; administrative and transfer fees; and surrender charges. If these charges were reflected in these returns, performance would be significantly lower than shown. Please obtain a personalized illustration by contacting your registered representative. The illustration will show all applicable charges deducted, including the cost of insurance.

Since subaccount performance fluctuates, the policy value, when redeemed, may be worth more or less than the original cost. Withdrawals will affect the policy value and death benefit. You may obtain a copy of the most up-to-date performance numbers from your registered representative.


-----------------------------------------------------------------------------------------------------------------------------------
                                  AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                        SERIES                          INCEPTION DATE     1 YEAR        5 YEARS       10 YEARS   SINCE INCEPTION
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                      5/1/1990        -14.81%        -2.03%         6.19%         4.50%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity Series                         10/29/2001       -10.89%          N/A           N/A         -4.33%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index Series           7/14/1997       -23.68%        -1.41%          N/A         -0.26%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value Series          10/29/2001       -25.07%          N/A           N/A       -17.15%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series        5/1/1995         12.08%         5.23%          N/A         12.51%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series                    12/31/1982       -24.81%        -7.37%         3.99%        11.46%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth Series             8/15/2000       -28.80%          N/A           N/A        -29.03%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series                        10/8/1982         1.42%         4.23%         4.38%         5.87%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series          12/31/1982        10.00%         4.66%         7.82%         9.40%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity Series                      3/2/1998        -21.93%          N/A           N/A          3.23%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income Series                      12/15/1999        10.62%          N/A           N/A          7.96%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Large-Cap Core Series                       8/12/2002          N/A            N/A           N/A         -3.45%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value Series              8/12/2002          N/A            N/A           N/A          1.00%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select Series         8/12/2002          N/A            N/A           N/A         -4.22%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard Small-Cap Value Series                     8/12/2002          N/A            N/A           N/A          -2.12%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard U.S. Multi-Cap Series                      8/12/2002          N/A            N/A           N/A          0.50%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture Series                 8/12/2002          N/A            N/A           N/A          6.36%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value Series                8/12/2002          N/A            N/A           N/A         -0.76%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value Series                  8/12/2002          N/A            N/A           N/A          0.04%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock Series                 12/15/1999       -28.84%          N/A           N/A        -19.81%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust Series                        10/29/2001       -20.79%          N/A           N/A        -15.07%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value Series                                  10/29/2001       -13.84%          N/A           N/A         -7.65%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30 Series                            12/15/1999       -15.50%          N/A           N/A         -8.25%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R)Series                 8/15/2000       -37.58%          N/A           N/A         -42.87%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth & Income Series                    3/2/1998        -22.51%          N/A           N/A         -1.34%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation Series              9/17/1984        -11.58%         4.02%         7.57%        10.60%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value Series             11/20/2000       -14.47%          N/A           N/A         -8.36%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series             3/2/1998         -8.55%          N/A           N/A           0.92%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series          11/20/2000        -8.54%          N/A           N/A          5.82%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                       3/2/1998        -32.50%          N/A           N/A          0.36%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                     1/29/1996        -34.98%        -1.27%          N/A          2.83%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-State Street Research Small-Cap Growth Series     8/12/2002          N/A            N/A           N/A          0.85%
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                         5/5/1993        -24.36%        -2.26%          N/A          7.32%
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                               5/5/1993        -30.26%        -2.19%          N/A          7.84%
-----------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                 1/25/1995        -33.91%         3.25%          N/A         13.56%
-----------------------------------------------------------------------------------------------------------------------------------
Federated Fund For U.S. Government Securities II          3/28/1994          9.05%         6.75%          N/A          6.60%
-----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                         3/1/1994          1.39%        -0.35%          N/A          4.56%
-----------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                               11/3/1997         -9.42%         3.62%          N/A          3.44%
-----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                        11/3/1997        -21.92%        -6.42%          N/A         -5.48%
-----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                      11/3/1997        -30.20%        -0.46%          N/A         -0.36%
-----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                             11/8/1996        -11.81%         3.92%          N/A          6.50%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                         5/11/1992        -18.56%        -2.14%         7.65%         6.51%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                          3/15/1994        -18.49%         1.41%          N/A          6.21%
-----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund                     8/22/1997        -21.60%        -5.25%          N/A         -6.10%
-----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund                         10/1/1997        -22.31%        -0.83%          N/A         -0.43%
-----------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                      11/30/1999       -48.97%          N/A           N/A        -36.42%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty                                       2/1/1999        -15.29%          N/A           N/A          3.07%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                             5/1/1995        -13.83%         5.22%          N/A         11.20%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty                                              2/1/1999         -7.62%          N/A           N/A         10.57%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                              5/1/1995        -16.81%         2.96%          N/A         13.02%
-----------------------------------------------------------------------------------------------------------------------------------


We may include information about a series' or an advisor's investment strategies and management style in advertisements, sales literature and other communications. An advisor may alter investment strategies and style in response to changing market and economic conditions. A fund may advertise all or part of a series' portfolio holdings, including holdings in specific industries. A fund may also separately illustrate the income and capital gains portions of a series' total return. A fund may also advertise performance by dividing returns into equity and debt components.

A series may compare its returns to any of a number of well-known benchmarks of market performance; including, but not limited to:

      The Dow Jones Industrial Average(SM)
      First Boston High Yield Index
      Salomon Brothers Corporate Index
      Salomon Brothers Government Bond Index
      The Standard & Poor's 500 Index (S&P 500)

Each subaccount may include its yield and total return in advertisements or communications with current or prospective contract owners. Each subaccount may also include in such advertisements, its ranking or comparison to similar mutual funds by such organizations as:

      Lipper Analytical Services
      Morningstar, Inc.
      Thomson Financial

A fund may also compare a series' performance to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in such publications as:

      Barron's
      Business Week
      Changing Times
      Forbes
      Fortune
      Consumer Reports
      Investor's Business Daily
      Financial Planning
      Financial Services Weekly
      Money
      The New York Times
      Personal Investor
      Registered Representative
      U.S. News and World Report
      The Wall Street Journal

The Dow Jones Industrial Average(SM) (DJIA(SM)) is an unweighted index of 30 industrial "blue chip" U.S. stocks. It is the oldest continuing U.S. market index. The 30 stocks now in the DJIA(SM) are both widely-held and a major influence in their respective industries. The average is computed in such a way as to preserve its historical continuity and account for such factors as stock splits and periodic changes in the components of the index. The editors of The Wall Street Journal select the component stocks of the DJIA(SM).

The S&P 500 is a market-value weighted index composed of 500 stocks chosen for market size, liquidity, and industry group representation. It is one of the most widely used indicators of U.S. Stock Market performance. The composition of the S&P 500 changes from time to time. Standard & Poor's Index Committee makes all decisions about the S&P 500.

Weighted and unweighted indexes: A market-value, or capitalization, weighted index uses relative market value (share price multiplied by the number of shares outstanding) to "weight" the influence of a stock's price on the index. Simply put, larger companies' stock prices influence the index more than smaller companies' stock prices. An unweighted index (such as the Dow Jones Industrial Average(SM) uses stock price alone to determine the index value. A company's relative size has no bearing on its impact on the index.

The funds' annual reports, available upon request and without charge, contain a discussion of the performance of the funds and a comparison of that performance to a securities market index. You may obtain an Annual Report by contacting your registered representative or VULA at the address and telephone number on page 1.


ADDITIONAL INFORMATION ABOUT CHARGES
--------------------------------------------------------------------------------
SURRENDER CHARGE. During the first few policy years, depending on your chosen policy option, there is a difference between the amount of policy value and the amount of cash surrender value of the policy. This difference is the surrender charge, which is a contingent deferred sales charge. The surrender charge is designed to recover the expense of distributing policies that are terminated before distribution expenses have been recouped from revenue generated by these policies. These are contingent charges because they are paid only if you surrender the policy surrendered or if you reduce the policy's face amount during this period. They are deferred charges because they are not deducted from premiums. The maximum surrender charge we assess during each policy year is given in your prospectus and a month by month schedule will be provided in your policy. Policy Option A has a 15-year surrender charge schedule, Policy Option B a 10-year schedule, and Policy Option C, a 5-year schedule.

PARTIAL SURRENDER CHARGE. If less than all of the policy is surrendered, the amount withdrawn is a "partial surrender." A charge as described below is deducted from the policy value upon a partial surrender of the policy. The charge is a pro rata portion of the applicable surrender charge that would apply to a full surrender, determined by multiplying the applicable surrender charge by a fraction which is equal to the partial surrender amount payable divided by the result of subtracting the applicable surrender charge from the policy value. This amount is assessed against the subaccounts and the Guaranteed Interest Account in the same proportion as the withdrawal is allocated.

We also will deduct a partial surrender charge from your policy value if you decrease your policy's face amount. The charge is equal to the applicable surrender charge multiplied by a fraction equal to the decrease in face amount divided by the face amount of the policy prior to the decrease.


PARTIAL SURRENDER FEE. In the case of a partial surrender, an additional fee of $25 is imposed. It is intended to recover the actual costs of processing the partial surrender request and will be deducted from each subaccount and Guaranteed Interest

Account in the same proportion as the withdrawal is allocated. If no allocation is made at the time of the request for the partial surrender, withdrawal allocations will be made in the same manner as monthly deductions.

UNDERWRITING PROCEDURES. We generally base our rates on the insured person's gender, attained age, and risk class. We also consider the duration, or how long the policy has been in force. We are not permitted to consider gender as a factor in some states and under certain qualified plans.

PARTIAL SURRENDER AND DECREASES IN FACE AMOUNT: EFFECT ON DEATH BENEFIT.
A partial surrender or a decrease in face amount generally decreases the death benefit. Upon a decrease in face amount or partial surrender, we will deduct a partial surrender charge from your policy value based on the amount of the decrease or partial surrender. If the change is a decrease in face amount, the death benefit under a policy would be reduced on the next monthly calculation day. If the change is a partial surrender, the death benefit under a policy would be reduced immediately. A decrease in the death benefit may have certain tax consequences.


REQUESTS FOR DECREASE IN FACE AMOUNT. You may request a decrease in face amount at any time after the first policy year. Unless we agree otherwise, the decrease must be at least equal to $25,000 and the face amount remaining after the decrease must be at least $25,000. You must request a face amount decrease in writing and it will become effective on the first monthly calculation day following the date we approve your request. We will deduct a partial surrender charge from the policy value based on the amount of the decrease. The charge will equal the applicable surrender charge that would apply to a full surrender multiplied by a fraction (which is equal to the decrease in face amount divided by the face amount of the policy before the decrease).


INCREASES IN FACE AMOUNT

You may request that we increase the face amount of your policy at any time. You must make your request in writing and provide evidence of insurability.

We generally require a minimum increase of $25,000. The increase takes effect on the next policy anniversary. We reserve the right to limit face amount increases. 85. We charge $1.50 per $1,000 of added face amount up to a maximum of $600. We will deduct 1/12th of this charge each month for the year following a face amount increase.


We will increase the monthly cost of insurance deductions as a result of a face amount increase. Therefore, your cash surrender value must be sufficient to pay the monthly deduction or we will require an additional premium.

A new surrender charge schedule will apply to a fraction of the total policy value. That fraction will be the same as the face amount increase divided by the new face amount.


For a discussion of possible implications of a material change in the policy resulting from the increase see "Modified Endowment Contracts - Material Change Rules."



FEDERAL INCOME TAX CONSIDERATIONS
--------------------------------------------------------------------------------

INTRODUCTION
This discussion is general in nature and is not intended as income tax advice. We make no attempt to consider any estate and inheritance taxes, or any state, local or other tax laws. Because this discussion is based upon our understanding of federal income tax laws as they are currently interpreted, we cannot guarantee the income tax status of any policy. The Internal Revenue Service ("IRS") makes no representation regarding the likelihood of continuation of current federal income tax laws, U.S. Treasury regulations or of the current interpretations. We reserve the right to make changes to the policy to assure that it will continue to qualify as a life insurance contract for federal income tax purposes.

The ultimate effect of federal income taxes on values under the Account and on the economic benefit to you or your beneficiary depends on our income tax status and upon the income tax status of the individual concerned. You should consult an income tax advisor for complete information on federal and state income tax considerations.

PHL VARIABLE'S INCOME TAX STATUS
We are taxed as a life insurance company under the Internal Revenue Code of 1986, as amended ("Code"). For federal income tax purposes, neither the Account nor the Guaranteed Interest Account is a separate entity from PHL Variable and their operations form a part of PHL Variable.

Investment income and realized capital gains on the assets of the Account are reinvested and taken into account in determining the value of the Account. Investment income of the Account, including realized net capital gains, is not taxed to us. Due to our income tax status under current provisions of the Code, no charge currently will be made to the Account for our federal income taxes which may be attributable to the Account. We reserve the right to make a deduction for taxes if our federal income tax treatment is determined to be other than what we currently believe it to be, if changes are made affecting the income tax treatment to our variable life insurance contracts, or if changes occur in our income tax status. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the Account.

POLICY BENEFITS

DEATH BENEFIT PROCEEDS
The policy, whether or not it is a modified endowment contract (see "Modified Endowment Contracts"), should be treated as meeting the definition of a life insurance contract for federal income tax purposes under Section 7702 of the Code. As such, the death benefit proceeds thereunder should be excludable from the gross income of the beneficiary under Code Section 101(a)(1). Also, a policy owner should not be considered to be in constructive receipt of the cash value, including investment income. However, see the sections below on possible taxation of amounts received under the policy, via full surrender, partial surrender or loan. In addition, a benefit paid under a Living Benefits Rider may be taxable as income in the year of receipt.

Code Section 7702 imposes certain conditions with respect to premiums received under a policy. We monitor the premiums to assure compliance with such conditions. However, if the premium limitation is exceeded during the year, we may return the excess premium, with interest, to the policy owner within 60 days after the end of the policy year, and maintain the qualification of the policy as life insurance for federal income tax purposes.

FULL SURRENDER
Upon full surrender of a policy for its cash value, the excess, if any, of the cash value (unreduced by any outstanding indebtedness) over the premiums paid will be treated as ordinary income for federal income tax purposes. The full surrender of a policy that is a modified endowment contract may result in the imposition of an additional 10% tax on any income received.

PARTIAL SURRENDER
If the policy is a modified endowment contract, partial surrenders and other distributions are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. See the discussion on modified endowment contracts below. If the policy is not a modified endowment contract, partial surrenders still may be taxable, as follows. Code Section 7702(f)(7) provides that where a reduction in death benefits occurs during the first 15 years after a policy is issued and there is a cash distribution associated with that reduction, the policy owner may be taxed on all or a part of the amount distributed. A reduction in death benefits may result from a partial surrender. After 15 years, the proceeds will not be subject to tax, except to the extent such proceeds exceed the total amount of premiums paid but not previously recovered. We suggest you consult with your tax advisor in advance of a proposed decrease in death benefits or a partial surrender as to the portion, if any, which would be subject to tax, and in addition as to the impact such partial surrender might have under the new rules affecting modified endowment contracts. The benefit payment under the Living Benefits Rider is not considered a partial surrender.

LOANS
We believe that any loan received under a policy will be treated as your indebtedness. If the policy is a modified endowment contract, loans are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. See the discussion on modified endowment contracts. If the policy is not a modified endowment contract, we believe that no part of any loan under a policy will constitute income to you.

The deductibility by a policy owner of loan interest under a policy may be limited under Code Section 264, depending on the circumstances. A policy owner intending to fund premium payments through borrowing should consult an income tax advisor with respect to the tax consequences. Under the "personal" interest limitation provisions of the Code, interest on policy loans used for personal purposes is not tax deductible. Other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. See your tax advisor for further guidance.

BUSINESS-OWNED POLICIES
If a business or a corporation owns the policy, the Code may impose additional restrictions. The Code limits the interest deduction on business-owned policy loans and may impose tax upon the inside build-up of corporate-owned life insurance policies through the corporate alternative minimum tax.

MODIFIED ENDOWMENT CONTRACTS

GENERAL
Pursuant to Code Section 72(e), loans and other amounts received under modified endowment contracts will, in general, be taxed to the extent of accumulated income (generally, the excess of cash value over premiums paid). Life insurance policies can be modified endowment contracts if they fail to meet what is known as "the 7-pay test."

This test compares your policy to a hypothetical life insurance policy of equal face amount which requires 7 equal annual premiums to be "fully paid-up," continuing to provide a level death benefit with no further premiums. A policy becomes a modified endowment contract if, at any time during the first 7 years, the cumulative premium paid on the policy exceeds the cumulative premium that would have been paid under the hypothetical policy. Premiums paid during a policy year but which are returned by us with interest within 60 days after the end of the policy year will be excluded from the 7-pay test. A life insurance policy received in exchange for a modified endowment contract will be treated as a modified endowment contract.

REDUCTION IN BENEFITS DURING THE FIRST 7 YEARS
If there is a reduction in death benefits or reduction or elimination of any Additional Rider Benefits previously elected, during the first 7 policy years, the premiums are redetermined for purposes of the 7-pay test as if the policy originally had been issued at the reduced death benefit level and the new limitation is applied to the cumulative amount paid for each of the first 7 policy years.

DISTRIBUTIONS AFFECTED
If a policy fails to meet the 7-pay test, it is considered a modified endowment contract only as to distributions in the year in which the test is failed and all subsequent policy years. However, distributions made in anticipation of such failure (there is a presumption that distributions made within 2 years prior to such failure were "made in anticipation") also are considered distributions under a modified endowment contract. If the policy satisfies the 7-pay test for 7 years, distributions and loans generally will not be subject to the modified endowment contract rules.

PENALTY TAX
Any amounts taxable under the modified endowment contract rule will be subject to an additional 10% excise tax, with certain exceptions. This additional tax will not apply in the case of distributions that are:

[diamond] made on or after the taxpayer attains age 59 1/2;

[diamond] attributable to the taxpayer's disability (within the meaning of Code
          Section 72(m)(7)); or

[diamond] part of a series of substantially equal periodic payments (not less often than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his beneficiary.

MATERIAL CHANGE RULES
Any determination of whether the policy meets the 7-pay test will begin again any time the policy undergoes a "material change," which includes any increase in death benefits or any increase in or addition of a qualified additional benefit, or any increase in or addition of any rider benefit available as an Additional Rider Benefit (described above), with the following 2 exceptions.

[diamond] First, if an increase is attributable to premiums paid "necessary to fund" the lowest death benefit and qualified additional benefits payable in the first seven policy years or to the crediting of interest or dividends with respect to these premiums, the "increase" does not constitute a material change.

[diamond] Second, to the extent provided in regulations, if the death benefit or qualified additional benefit increases as a result of a cost-of-living adjustment based on an established broad-based index specified in the policy, this does not constitute a material change if:
          o the cost-of-living determination period does not exceed the remaining premium payment period under the policy; and

          o the cost-of-living increase is funded ratably over the remaining premium payment period of the policy.

A reduction in death benefits is not considered a material change unless accompanied by a reduction in premium payments.

A material change may occur at any time during the life of the policy (within the first 7 years or thereafter), and future taxation of distributions or loans would depend upon whether the policy satisfied the applicable 7-pay test from the time of the material change. An exchange of policies is considered to be a material change for all purposes.

SERIAL PURCHASE OF MODIFIED ENDOWMENT CONTRACTS
All modified endowment contracts issued by the same insurer (or affiliated companies of the insurer) to the same policy owner within the same calendar year will be treated as 1 modified endowment contract in determining the taxable portion of any loans or distributions made to the policy owner. The U.S. Treasury has been given specific legislative authority to issue regulations to prevent the avoidance of the new distribution rules for modified endowment contracts. A tax advisor should be consulted about the tax consequences of the purchase of more than 1 modified endowment contract within any calendar year.

LIMITATIONS ON UNREASONABLE MORTALITY AND EXPENSE CHARGES
The Code imposes limitations on unreasonable mortality and expense charges for purposes of ensuring that a policy qualifies as a life insurance contract for federal income tax purposes. The mortality charges taken into account to compute permissible premium levels may not exceed those charges required to be used in determining the federal income tax reserve for the policy, unless U.S. Treasury regulations prescribe a higher level of charge. In addition, the expense charges taken into account under the guideline premium test are required to be reasonable, as defined by the U.S. Treasury regulations. We will comply with the limitations for calculating the premium we are permitted to receive from you.

QUALIFIED PLANS
A policy may be used in conjunction with certain qualified plans. Since the rules governing such use are complex, you should not use the policy in conjunction with a qualified plan until you have consulted a pension consultant or income tax advisor.

DIVERSIFICATION STANDARDS
To comply with the Diversification Regulations under Code Section 817(h), ("Diversification Regulations") each series is required to diversify its investments. The Diversification Regulations generally require that on the last day of each calendar quarter the series' assets be invested in no more than:

[diamond] 55% in any 1 investment

[diamond] 70% in any 2 investments

[diamond] 80% in any 3 investments

[diamond] 90% in any 4 investments

A "look-through" rule applies to treat a pro rata portion of each asset of a series as an asset of the Account; therefore, each series will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.

The general diversification requirements are modified if any of the assets of the Account are direct obligations of the U.S. Treasury. In this case, there is no limit on the investment that may be made in U.S. Treasury securities, and for purposes of determining whether assets other than U.S. Treasury securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the Account's investment in U.S. Treasury securities. Notwithstanding this modification of the general diversification requirements, the portfolios of the funds will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts that must comply with these standards.

In connection with the issuance of the Diversification Regulations, the U.S. Treasury announced that such regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. It is possible that a revenue ruling or other form of administrative pronouncement in this regard may be issued in the near future. It is not clear, at this time, what such a revenue ruling or other pronouncement will provide. It is possible that the policy may need to be modified to comply with such future U.S. Treasury announcements. For these reasons, we reserve the right to modify the policy, as necessary, to prevent you from being considered the owner of the assets of the Account.

We intend to comply with the Diversification Regulations to assure that the policies continue to qualify as a life insurance contract, for federal income tax purposes.

CHANGE OF OWNERSHIP OR INSURED OR ASSIGNMENT
Changing the policy owner or the insured or an exchange or assignment of the policy may have tax consequences depending on the circumstances. Code Section 1035 provides that a life insurance contract can be exchanged for another life insurance contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the policies relate to the same Insured. If the surrendered policy is subject to a policy loan, this may be treated as the receipt of money on the exchange. We recommend that any person contemplating such actions seek the advice of an income tax advisor.

OTHER TAXES
Federal estate tax, state and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. We do not make any representations or guarantees regarding the tax consequences of any policy with respect to these types of taxes.


WITHHOLDING
We are required to withhold federal income taxes on the taxable portion of any amounts received under the policy unless you elect to not have any withholding or in certain other circumstances. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. Special withholding rules apply to payments made to nonresident aliens. You are liable for payment of federal income taxes on the taxable portion of any amounts received under the policy. You may be subject to penalties if your withholding or estimated tax payments are insufficient.



SAFEKEEPING OF THE ACCOUNT'S ASSETS
--------------------------------------------------------------------------------
We hold the assets of the Account separate and apart from our General Account. We maintain records of all purchases and redemptions of fund shares.


SALES OF POLICIES
--------------------------------------------------------------------------------
Policies may be purchased from registered representatives of W.S. Griffith & Co., Inc. ("WSG"), a New York corporation incorporated on August 7, 1970. WSG is licensed to sell PHL Variable insurance policies as well as annuity contracts and funds of companies affiliated with PHL Variable. WSG, a wholly-owned subsidiary of Phoenix, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 ("1934 Act") and is a member of the National Association of Securities Dealers, Inc. PEPCO serves as national distributor of the policies pursuant to an underwriting agreement dated December 31, 1996. PEPCO, a Connecticut corporation incorporated on July 16, 1968, is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"), a wholly-owned subsidiary of Phoenix. PEPCO is located at 56 Prospect Street in Hartford, Connecticut. Policies also may be purchased from other broker-dealers registered under the 1934 Act whose representatives are authorized by applicable law to sell policies under terms of agreements provided by PEPCO. Sales commissions will be paid to registered representatives on purchase payments we receive under these policies. PHL Variable will pay a maximum total sales commission of 50% of premiums. To the extent that the sales charge under the policies is less than the sales commissions paid with respect to the policies, we will pay the shortfall from our General Account assets, which will include any profits we may derive under the policies.


STATE REGULATION
--------------------------------------------------------------------------------
We are subject to the provisions of the Connecticut insurance laws applicable to life insurance companies and to regulation and supervision by the Connecticut Superintendent of Insurance. We also are subject to the applicable insurance laws of all the other states and jurisdictions in which we do insurance business.

State regulation of PHL Variable includes certain limitations on investments we may make, including investments for the Account and the Guaranteed Interest Account. State regulation does not include any supervision over the Account's investment policies.


REPORTS
--------------------------------------------------------------------------------
We will provide all policy owners with all reports required by the 1940 Act and related regulations or by any other applicable law or regulation.

EXPERTS
--------------------------------------------------------------------------------

The financial statements of PHLVIC Variable Universal Life Account (The Phoenix Edge(R) - VUL) at December 31, 2002, and the results of their operations and the changes in their net assets for each of the periods indicated and the financial statements of PHL Variable Insurance Company at December 31, 2002 and 2001, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2002, included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, 100 Pearl Street, Hartford, Connecticut, 06103, independent accountants, given on the authority of said firm as experts in auditing and accounting.

Matthew A. Swendiman, Counsel, Joseph P. DeCresce, Counsel, and Brian Giantonio, Vice President, Tax and ERISA Counsel, PHL Variable Insurance Company, have provided advice on certain matters relating to the federal securities, state regulations and income tax laws, respectively, in connection with the contracts described in this prospectus.

--------------------------------------------------------------------------------

                                                              [LOGO] PHOENIX
                                                            WEALTH MANAGEMENT(R)



















     THE
     PHOENIX
          EDGE(R) - VUL



--------------------------------------------------------------------------------
     V A R I A B L E   U N I V E R S A L  L I F E  A N N U A L  R E P O R T
--------------------------------------------------------------------------------

               PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
               DECEMBER 31, 2002



















--------------------------------------------------------------------------------
L0690AR (C)2003 The Phoenix Companies, Inc.

                      STATEMENTS OF ASSETS AND LIABILITIES
                                December 31, 2002

                                                   PHOENIX-            PHOENIX-         PHOENIX-ALLIANCE/
                                                   ABERDEEN          ABERDEEN NEW          BERNSTEIN              PHOENIX-
                                                 INTERNATIONAL           ASIA            GROWTH + VALUE        DEUTSCHE DOW 30
                                                  SUBACCOUNT          SUBACCOUNT           SUBACCOUNT            SUBACCOUNT
                                               -----------------    ---------------     -----------------     -----------------
ASSETS
  Investment at cost                           $             48     $          710      $            699      $             27
                                               =================    ===============     =================     =================
  Investment at market                         $             48     $          687      $            688      $             26
                                               -----------------    ---------------     -----------------     -----------------
   Total assets                                              48                687                   688                    26
LIABILITIES
  Accrued expenses                                          -                  -                     -                     -
                                               -----------------    ---------------     -----------------     -----------------
NET ASSETS                                     $             48     $          687      $            688      $             26
                                               =================    ===============     ================-     =================
Accumulation units outstanding                               27                378                   388                    14
                                               =================    ===============     =================     =================
Unit value                                     $       1.776646     $     1.818296      $       1.772603      $       1.813636
                                               =================    ===============     =================     =================


                                                                                            PHOENIX-
                                                PHOENIX-DUFF &                           GOODWIN MULTI-
                                                  PHELPS REAL       PHOENIX-GOODWIN       SECTOR FIXED        PHOENIX-HOLLISTER
                                               ESTATE SECURITIES     MONEY MARKET            INCOME             VALUE EQUITY
                                                  SUBACCOUNT          SUBACCOUNT           SUBACCOUNT            SUBACCOUNT
                                               -----------------    ---------------     -----------------     -----------------
ASSETS
  Investment at cost                           $          2,151     $       51,523      $          1,142      $            144
                                               =================    ===============     =================     =================
  Investment at market                         $          2,149     $       51,523      $          1,159      $            147
                                               -----------------    ---------------     -----------------     -----------------
   Total assets                                           2,149             51,523                 1,159                   147
LIABILITIES
  Accrued expenses                                          -                  -                     -                     -
                                               -----------------    ---------------     -----------------     -----------------
NET ASSETS                                     $          2,149     $       51,523      $          1,159      $            147
                                               =================    ===============     =================     =================
Accumulation units outstanding                            1,099             25,589                   542                    88
                                               =================    ===============     =================     =================
Unit value                                     $       1.955035     $     2.013516      $       2.137203      $       1.667851
                                               =================    ===============     =================     =================


                                                                                         PHOENIX-SANFORD       PHOENIX-SANFORD
                                                 PHOENIX-JANUS       PHOENIX-JANUS      BERNSTEIN GLOBAL      BERNSTEIN MID-CAP
                                                FLEXIBLE INCOME         GROWTH                VALUE                 VALUE
                                                   SUBACCOUNT         SUBACCOUNT           SUBACCOUNT            SUBACCOUNT
                                               -----------------    ---------------     -----------------     -----------------
ASSETS
  Investment at cost                           $             54     $          696      $             37      $          1,501
                                               =================    ===============     =================     =================
  Investment at market                         $             55     $          685      $             39      $          1,426
                                               -----------------    ---------------     -----------------     -----------------
   Total assets                                              55                685                    39                 1,426
LIABILITIES
  Accrued expenses                                          -                  -                     -                     -
                                               -----------------    ---------------     -----------------     -----------------
NET ASSETS                                     $             55     $          685      $             39      $          1,426
                                               =================    ===============     =================     =================
Accumulation units outstanding                               26                384                    21                   825
                                               =================    ===============     =================     =================
Unit value                                     $       2.138625     $     1.785920      $       1.813227      $       1.728041
                                               =================    ===============     =================     =================





                       SEE NOTES TO FINANCIAL STATEMENTS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002
                                   (CONTINUED)

                                               PHOENIX-SANFORD                           PHOENIX-SENECA
                                               BERNSTEIN SMALL-     PHOENIX-SENECA         STRATEGIC          AIM V.I. PREMIER
                                                  CAP VALUE         MID-CAP GROWTH           THEME                 EQUITY
                                                  SUBACCOUNT          SUBACCOUNT           SUBACCOUNT            SUBACCOUNT
                                               -----------------    ---------------     -----------------     -----------------
ASSETS
  Investment at cost                           $          2,252     $          388      $          1,043      $            387
                                               =================    ===============     =================     =================
  Investment at market                         $          2,201     $          374      $          1,008      $            382
                                               -----------------    ---------------     -----------------     -----------------
   Total assets                                           2,201                374                 1,008                   382
LIABILITIES
  Accrued expenses                                          -                  -                     -                     -
                                               -----------------    ---------------     -----------------     -----------------
NET ASSETS                                     $          2,201     $          374      $          1,008      $            382
                                               =================    ===============     =================     =================
Accumulation units outstanding                            1,303                236                   605                   217
                                               =================    ===============     =================     =================
Unit value                                     $       1.689442     $     1.584518      $       1.666294      $       1.760508
                                               =================    ===============     =================     =================


                                                                    FEDERATED FUND
                                                ALGER AMERICAN         FOR U.S.
                                                   LEVERAGED          GOVERNMENT
                                                    ALLCAP           SECURITIES II          VIP GROWTH           TECHNOLOGY
                                                  SUBACCOUNT          SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                                               -----------------    ---------------     -----------------     -----------------
ASSETS
  Investment at cost                           $            520     $        1,768      $            425      $             35
                                               =================    ===============     =================     =================
  Investment at market                         $            508     $        1,789      $            435      $             38
                                               -----------------    ---------------     -----------------     -----------------
   Total assets                                             508              1,789                   435                    38
LIABILITIES
  Accrued expenses                                          -                  -                     -                     -
                                               -----------------    ---------------     -----------------     -----------------
NET ASSETS                                     $            508     $        1,789      $            435      $             38
                                               =================    ===============     =================     =================
Accumulation units outstanding                              312                851                   254                    22
                                               =================    ===============     =================     =================
Unit value                                     $       1.626996     $     2.101754      $        1.709264     $       1.745581
                                               =================    ===============     =================     =================


                                                                      WANGER U.S.
                                                    WANGER             SMALLER
                                                    TWENTY            COMPANIES
                                                  SUBACCOUNT          SUBACCOUNT
                                               -----------------    ---------------
ASSETS
  Investment at cost                           $          1,705     $          576
                                               =================    ===============
  Investment at market                         $          1,698     $          611
                                               -----------------    ---------------
   Total assets                                           1,698                611
LIABILITIES
  Accrued expenses                                          -                  -
                                               -----------------    ---------------
NET ASSETS                                     $          1,698     $          611
                                               =================    ===============
Accumulation units outstanding                              865                343
                                               =================    ===============
Unit value                                     $       1.962656     $     1.780664
                                               =================    ===============





                       SEE NOTES TO FINANCIAL STATEMENTS

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002



                                                          PHOENIX-       PHOENIX-ALLIANCE/                         PHOENIX-DUFF &
                                                       ABERDEEN NEW         BERNSTEIN             PHOENIX-           PHELPS REAL
                                                           ASIA           GROWTH + VALUE       DEUTSCHE DOW 30    ESTATE SECURITIES
                                                       SUBACCOUNT(2)       SUBACCOUNT(2)        SUBACCOUNT(9)       SUBACCOUNT(2)
                                                      ---------------    ---------------       ---------------     ---------------
Investment income
  Distributions                                        $          11      $           3         $           -       $          18
Expenses
  Mortality, expense risk and administrative charges               -                  -                     -                   -
                                                      ---------------    ---------------       ---------------     ---------------
Net investment income (loss)                                      11                  3                     -                  18
                                                      ---------------    ---------------       ---------------     ---------------
Net realized gain (loss) from share transactions                   1                  2                     -                  (1)
Net realized gain distribution from Fund                           -                  -                     -                  12
Net unrealized appreciation (depreciation) on
  investment                                                     (23)               (11)                   (1)                 (2)
                                                      ---------------    ---------------       ---------------     ---------------
Net gain (loss) on investment                                    (22)                (9)                   (1)                  9
Net increase (decrease) in net assets resulting from
  operations                                           $         (11)     $          (6)        $          (1)      $          27
                                                      ===============    ===============       ===============     ===============

                                                                            PHOENIX-
                                                          PHOENIX-        GOODWIN MULTI-
                                                       GOODWIN MONEY      SECTOR FIXED        PHOENIX-HOLLISTER     PHOENIX-JANUS
                                                          MARKET             INCOME             VALUE EQUITY       FLEXIBLE INCOME
                                                       SUBACCOUNT(1)      SUBACCOUNT(7)         SUBACCOUNT(8)       SUBACCOUNT(9)
                                                      ---------------    ---------------       ---------------     ---------------
Investment income
  Distributions                                        $          28      $          15         $           1       $           1
Expenses
  Mortality, expense risk and administrative charges               -                  -                     -                   -
                                                      ---------------    ---------------       ---------------     ---------------
Net investment income (loss)                                      28                 15                     1                   1
                                                      ---------------    ---------------       ---------------     ---------------
Net realized gain (loss) from share transactions                   -                  -                     2                   -
Net realized gain distribution from Fund                           -                  -                     -                   -
Net unrealized appreciation (depreciation) on
  investment                                                       -                 17                     3                   1
                                                      ---------------    ---------------       ---------------     ---------------
Net gain (loss) on investment                                      -                 17                     5                   1
Net increase (decrease) in net assets resulting from
  operations                                           $          28      $          32         $           6       $           2
                                                      ===============    ===============       ===============     ===============

                                                                         PHOENIX-SANFORD       PHOENIX-SANFORD     PHOENIX-SANFORD
                                                       PHOENIX-JANUS     BERNSTEIN GLOBAL      BERNSTEIN MID-     BERNSTEIN SMALL-
                                                          GROWTH              VALUE               CAP VALUE           CAP VALUE
                                                       SUBACCOUNT(2)      SUBACCOUNT(6)         SUBACCOUNT(2)       SUBACCOUNT(2)
                                                      ---------------    ---------------       ---------------     ---------------
Investment income
  Distributions                                        $           -      $           1         $           8       $           9
Expenses
  Mortality, expense risk and administrative charges               -                  -                     -                   -
                                                      ---------------    ---------------       ---------------     ---------------
Net investment income (loss)                                       -                  1                     8                   9
                                                      ---------------    ---------------       ---------------     ---------------
Net realized gain (loss) from share transactions                   3                  1                     2                   1
Net realized gain distribution from Fund                           -                  -                   100                  96
Net unrealized appreciation (depreciation) on
  investment                                                     (11)                 2                   (75)                (51)
                                                      ---------------    ---------------       ---------------     ---------------
Net gain (loss) on investment                                     (8)                 3                    27                  46
Net increase (decrease) in net assets resulting from
  operations                                           $          (8)     $           4         $          35       $          55
                                                      ===============    ===============       ===============     ===============


                       See Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002
                                   (CONTINUED)

                                                                                                                  ALGER AMERICAN
                                                      PHOENIX-SENECA     PHOENIX-SENECA      AIM V.I. PREMIER        LEVERAGED
                                                      MID-CAP GROWTH     STRATEGIC THEME         EQUITY               ALLCAP
                                                       SUBACCOUNT(4)      SUBACCOUNT(2)       SUBACCOUNT(4)        SUBACCOUNT(3)
                                                     ----------------   -----------------   ------------------   ----------------
Investment income
  Distributions                                       $            -     $             -     $              1     $            -
Expenses
  Mortality, expense risk and administrative charges               -                   -                    -                  -
                                                     ----------------   -----------------   ------------------   ----------------
Net investment income (loss)                                       -                   -                    1                  -
                                                     ----------------   -----------------   ------------------   ----------------
Net realized gain (loss) from share transactions                   2                   4                    3                  6
Net realized gain distribution from Fund                           -                   -                    -                  -
Net unrealized appreciation (depreciation) on
  investment                                                     (14)                (35)                  (5)               (12)
                                                     ----------------   -----------------   ------------------   ----------------
Net gain (loss) on investment                                    (12)                (31)                  (2)                (6)
Net increase (decrease) in net assets resulting from
  operations                                          $          (12)    $           (31)    $             (1)    $           (6)
                                                     ================   =================   ==================   ================

                                                      FEDERATED FUND
                                                         FOR U.S.
                                                         GOVERNMENT
                                                       SECURITIES II       VIP GROWTH          TECHNOLOGY         WANGER  TWENTY
                                                       SUBACCOUNT(2)      SUBACCOUNT(3)       SUBACCOUNT(6)        SUBACCOUNT(10)
                                                     ----------------   -----------------   ------------------   ----------------
Investment income
  Distributions                                       $            -     $             -     $              -     $            -
Expenses
  Mortality, expense risk and administrative charges               -                   -                    -                  -
                                                     ----------------   -----------------   ------------------   ----------------
Net investment income (loss)                                       -                   -                    -                  -
                                                     ----------------   -----------------   ------------------   ----------------
Net realized gain (loss) from share transactions                   -                   6                    4                  -
Net realized gain distribution from Fund                           -                   -                    -                  -
Net unrealized appreciation (depreciation) on
  investment                                                      21                  10                    3                 (7)
                                                     ----------------   -----------------   ------------------   ----------------
Net gain (loss) on investment                                     21                  16                    7                 (7)
Net increase (decrease) in net assets resulting from
  operations                                          $           21     $            16     $              7                 (7)
                                                     ================   =================   ==================   ================

                                                        WANGER U.S.
                                                          SMALLER
                                                         COMPANIES
                                                       SUBACCOUNT(3)
                                                     ----------------
Investment income
  Distributions                                       $            -
Expenses
  Mortality, expense risk and administrative charges               -
                                                     ----------------
Net investment income (loss)                                       -
                                                     ----------------
Net realized gain (loss) from share transactions                   4
Net realized gain distribution from Fund                           -
Net unrealized appreciation (depreciation) on
  investment                                                      35
                                                     ----------------
Net gain (loss) on investment                                     39
Net increase (decrease) in net assets resulting from
  operations                                          $           39
                                                     ================


                       See Notes to Financial Statements
                                      SA-4

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002
                                   (CONTINUED)


























Footnotes for Statements of Operations
For period ended December 31, 2002

(1) From inception September 3, 2002 to December 31, 2002.
(2) From inception September 4, 2002 to December 31, 2002.
(3) From inception September 24, 2002 to December 31, 2002.
(4) From inception September 26, 2002 to December 31, 2002.
(5) From inception September 27, 2002 to December 31, 2002.
(6) From inception September 30, 2002 to December 31, 2002.
(7) From inception October 2, 2002 to December 31, 2002.
(8) From inception October 3, 2002 to December 31, 2002.
(9) From inception November 27, 2002 to December 31, 2002.
(10) From inception December 20, 2002 to December 31, 2002.





                       See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002


                                                                           PHOENIX-          PHOENIX-ALLIANCE/
                                                      PHOENIX-ABERDEEN   ABERDEEN NEW           BERNSTEIN            PHOENIX-
                                                        INTERNATIONAL        ASIA             GROWTH + VALUE      DEUTSCHE DOW 30
                                                        SUBACCOUNT(5)    SUBACCOUNT(2)         SUBACCOUNT(2)       SUBACCOUNT(9)
                                                     -----------------  ------------------  -------------------  -----------------
FROM OPERATIONS
   Net investment income (loss)                       $            -     $         11        $            3       $           -
   Net realized gain (loss)                                        -                1                     2                   -
   Net unrealized appreciation (depreciation)                      -              (23)                  (11)                 (1)
                                                     -----------------  ------------------  -------------------  -----------------
   Net increase (decrease) resulting from operations               -              (11)                   (6)                 (1)
                                                     -----------------  ------------------  -------------------  -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                           61              761                   752                  22
   Participant transfers                                           9                2                    -                    9
   Participant withdrawals                                       (22)             (65)                  (58)                 (4)
                                                     -----------------  ------------------  -------------------  -----------------
   Net increase (decrease) in net assets resulting
       from participant transactions                              48              698                   694                  27
                                                     -----------------  ------------------  -------------------  -----------------
   Net increase (decrease) in net assets                          48              687                   688                  26
NET ASSETS
   Beginning of period                                             -                -                     -                   -
                                                     -----------------  ------------------  -------------------  -----------------
   End of period                                      $           48     $        687        $          688         $        26
                                                     =================  ==================  ===================  =================

                                                                                                PHOENIX-
                                                       PHOENIX-DUFF &       PHOENIX-          GOODWIN MULTI-
                                                        PHELPS REAL      GOODWIN MONEY        SECTOR FIXED        PHOENIX-HOLLISTER
                                                      ESTATE SECURITIES      MARKET               INCOME            VALUE EQUITY
                                                        SUBACCOUNT(2)     SUBACCOUNT(1)       SUBACCOUNT(7)         SUBACCOUNT(8)
                                                     -----------------  ------------------  -------------------  -----------------
FROM OPERATIONS
   Net investment income (loss)                       $           18     $          28       $          15        $            1
   Net realized gain (loss)                                       11                 -                   -                     2
   Net unrealized appreciation (depreciation)                     (2)                -                  17                     3
                                                     -----------------  ------------------  -------------------  -----------------
   Net increase (decrease) resulting from operations              27                28                  32                     6
                                                     -----------------  ------------------  -------------------  -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                        1,847            57,211                 750                   282
   Participant transfers                                         433            (1,825)                449                     -
   Participant withdrawals                                      (158)           (3,891)                (72)                 (141)
                                                     -----------------  ------------------  -------------------  -----------------
   Net increase (decrease) in net assets resulting
       from participant transactions                           2,122            51,495               1,127                   141
                                                     -----------------  ------------------  -------------------  -----------------
   Net increase (decrease) in net assets                       2,149            51,523               1,159                   147
NET ASSETS
   Beginning of period                                             -                 -                   -                     -
                                                     -----------------  ------------------  -------------------  -----------------
   End of period                                      $        2,149     $      51,523       $       1,159        $          147
                                                     =================  ==================  ===================  =================

                       See Notes to Financial Statements
                                      SA-6

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002
                                   (CONTINUED)

                                                                                               PHOENIX-SANFORD     PHOENIX-SANFORD
                                                        PHOENIX-JANUS      PHOENIX-JANUS       BERNSTEIN GLOBAL    BERNSTEIN MID-
                                                       FLEXIBLE INCOME        GROWTH               VALUE              CAP VALUE
                                                        SUBACCOUNT(9)      SUBACCOUNT(2)        SUBACCOUNT(6)       SUBACCOUNT(2)
                                                     -----------------  ------------------  -------------------  -----------------
FROM OPERATIONS
   Net investment income (loss)                       $            1     $            -      $             1      $            8
   Net realized gain (loss)                                        -                  3                    1                 102
   Net unrealized appreciation (depreciation)                      1                (11)                   2                 (75)
                                                     -----------------  ------------------  -------------------  -----------------
   Net increase (decrease) resulting from operations               2                 (8)                   4                  35
                                                     -----------------  ------------------  -------------------  -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                           45                752                  100               1,624
   Participant transfers                                          19                  -                    -                  12
   Participant withdrawals                                       (11)               (59)                 (65)               (245)
                                                     -----------------  ------------------  -------------------  -----------------
   Net increase (decrease) in net assets resulting
      from participant transactions                               53                693                   35               1,391
                                                     -----------------  ------------------  -------------------  -----------------
   Net increase (decrease) in net assets                          55                685                   39               1,426
NET ASSETS
   Beginning of period                                             -                  -                    -                   -
                                                     -----------------  ------------------  -------------------  -----------------
   End of period                                      $           55     $          685       $           39      $        1,426
                                                     =================  ==================  ===================  =================

                                                       PHOENIX-SANFORD
                                                       BERNSTEIN SMALL-    PHOENIX-SENECA      PHOENIX-SENECA     AIM V.I. PREMIER
                                                          CAP VALUE        MID-CAP GROWTH      STRATEGIC THEME        EQUITY
                                                        SUBACCOUNT(2)      SUBACCOUNT(4)        SUBACCOUNT(2)       SUBACCOUNT(4)
                                                     -----------------  ------------------  -------------------  -----------------
FROM OPERATIONS
   Net investment income (loss)                       $            9     $            -      $             -      $            1
   Net realized gain (loss)                                       97                  2                    4                   3
   Net unrealized appreciation (depreciation)                    (51)               (14)                 (35)                 (5)
                                                     -----------------  ------------------  -------------------  -----------------
   Net increase (decrease) resulting from operations              55                (12)                 (31)                 (1)
                                                     -----------------  ------------------  -------------------  -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                        1,867                632                1,128                 631
   Participant transfers                                         442                  -                    -                   -
   Participant withdrawals                                      (163)              (246)                 (89)               (248)
                                                     -----------------  ------------------  -------------------  -----------------
   Net increase (decrease) in net assets resulting
      from participant transactions                            2,146                386                1,039                 383
                                                     -----------------  ------------------  -------------------  -----------------
   Net increase (decrease) in net assets                       2,201                374                1,008                 382
NET ASSETS
   Beginning of period                                             -                  -                    -                   -
                                                     -----------------  ------------------  -------------------  -----------------
   End of period                                      $        2,201     $          374      $         1,008      $          382
                                                     =================  ==================  ===================  =================

                       See Notes to Financial Statements
                                      SA-7

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002
                                   (CONTINUED)

                                                                           FEDERATED FUND
                                                       ALGER AMERICAN         FOR U.S.
                                                         LEVERAGED           GOVERNMENT
                                                          ALLCAP            SECURITIES II        VIP GROWTH          TECHNOLOGY
                                                        SUBACCOUNT(3)       SUBACCOUNT(2)       SUBACCOUNT(3)       SUBACCOUNT(6)
                                                     -----------------  ------------------  -------------------  -----------------
FROM OPERATIONS
   Net investment income (loss)                       $            -     $             -     $             -      $            -
   Net realized gain (loss)                                        6                   -                   6                   4
   Net unrealized appreciation (depreciation)                    (12)                 21                  10                   3
                                                     -----------------  ------------------  -------------------  -----------------
   Net increase (decrease) resulting from operations              (6)                 21                  16                   7
                                                     -----------------  ------------------  -------------------  -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                          828               1,457                 719                 100
   Participant transfers                                           -                 430                   9                   -
   Participant withdrawals                                      (314)               (119)               (309)                (69)
                                                     -----------------  ------------------  -------------------  -----------------
   Net increase (decrease) in net assets resulting
      from participant transactions                              514               1,768                 419                  31
                                                     -----------------  ------------------  -------------------  -----------------
   Net increase (decrease) in net assets                         508               1,789                 435                  38
NET ASSETS
   Beginning of period                                             -                   -                   -                   -
                                                     -----------------  ------------------  -------------------  -----------------
   End of period                                      $          508     $         1,789     $           435      $           38
                                                     =================  ==================  ===================  =================

                                                                            WANGER U.S.
                                                            WANGER            SMALLER
                                                            TWENTY           COMPANIES
                                                        SUBACCOUNT(10)     SUBACCOUNT(3)
                                                     -----------------  ------------------
FROM OPERATIONS
   Net investment income (loss)                       $             -    $            -
   Net realized gain (loss)                                         -                 4
   Net unrealized appreciation (depreciation)                      (7)               35
                                                     -----------------  ------------------
   Net increase (decrease) resulting from operations               (7)               39
                                                     -----------------  ------------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                         1,937               860
   Participant transfers                                            -                 9
   Participant withdrawals                                       (232)            (297)
                                                     -----------------  ------------------
   Net increase (decrease) in net assets resulting
      from participant transactions                             1,705              572
                                                     -----------------  ------------------
   Net increase (decrease) in net assets                        1,698              611
NET ASSETS
   Beginning of period                                              -                -
                                                     -----------------  ------------------
   End of period                                      $         1,698    $         611
                                                     =================  ==================


Footnotes for Statements of Changes in Net Assets
For period ended December 31, 2002

(1) From inception September 3, 2002 to December 31, 2002.
(2) From inception September 4, 2002 to December 31, 2002.
(3) From inception September 24, 2002 to December 31, 2002.
(4) From inception September 26, 2002 to December 31, 2002.
(5) From inception September 27, 2002 to December 31, 2002.
(6) From inception September 30, 2002 to December 31, 2002.
(7) From inception October 2, 2002 to December 31, 2002.
(8) From inception October 3, 2002 to December 31, 2002.
(9) From inception November 27, 2002 to December 31, 2002.
(10) From inception December 20, 2002 to December 31, 2002.


                       See Notes to Financial Statements
                                      SA-8

                           THE PHOENIX EDGE(R) -- VUL
                     PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION

   The PHLVIC Variable Universal Life Account (the "Account") is a separate investment account of PHL Variable Insurance Company
("PHL Variable"). PHL Variable is an indirect, wholly-owned subsidiary of Phoenix Life Insurance Company ("Phoenix"). The Account is
registered as a unit investment trust under the Investment Company Act of 1940, as amended, and was established December 7, 1994.
The Account currently consists of 55 subaccounts that invest in shares of a specific series of a mutual fund. The mutual funds include The Phoenix Edge Series Fund, AIM Variable Insurance Funds, The Alger American Fund, Federated Insurance Series, Fidelity(R)
Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, Scudder VIT Funds, The Universal Institutional
Funds, Inc. and Wanger Advisors Trust (collectively, the "Funds"). As of December 31, 2002, all subaccounts were available for investment.

   Each series has distinct investment objectives as outlined below. Additionally, policyholders also may direct the allocation of their investments between the Account and the Guaranteed Interest Account ("GIA").

   The investment objectives as listed below in no way conflict with the investment objectives as listed in The Phoenix Edge Series annual report. The investment objectives for all of the Funds can also be found in the various Funds' prospectuses.

------------------------------------------------------------ --------------------------------------------------------------
SERIES NAME                                                  INVESTMENT OBJECTIVE
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-Aberdeen International Series                        High total return consistent with reasonable risk.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-Aberdeen New Asia Series                             Long-term capital appreciation.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity Series                            Long-term growth of capital.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value Series             Long-term capital growth.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-Deutsche Dow 30 Series                               Track the total return of the Dow Jones Industrial
                                                             Average(SM) before fund expenses.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-Deutsche Nasdaq-100 Index(R) Series                  Track the total return of the Nasdaq-100 Index(R) before fund expenses.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series          Capital appreciation and income with approximately equal
                                                             emphasis.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-Engemann Capital Growth Series                       Intermediate and long-term growth of capital appreciation, with income as a secondary consideration.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth Series               Long-term growth of capital.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-Goodwin Money Market Series                          As high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series             Long-term total return.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-Hollister Value Equity Series                        Long-term capital appreciation. The series has a secondary investment objective to seek current income.
------------------------------------------------------------ --------------------------------------------------------------
                                                             High total return by investing in a broadly diversified
                                                             portfolio of equity securities of large and medium
Phoenix-J.P. Morgan Research Enhanced Index Series           capitalization companies within the market sectors found in the S&P 500.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-Janus Flexible Income Series                         Maximum total return consistent with the preservation of
                                                             capital.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-Janus Growth Series                                  Long-term growth of capital in a manner consistent with the preservation of capital.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-Kayne Large-Cap Core Series                          Long-term capital appreciation with dividend income as a
                                                             secondary consideration.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value Series                 Long-term capital appreciation with dividend income as a
                                                             secondary consideration.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-Lazard International Equity Select Series            Long-term capital appreciation.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-Lazard Small-Cap Value Series                        Long-term capital appreciation.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-Lazard U.S. Multi-Cap Series                         Long-term capital appreciation.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture Series                    High current income and long-term capital appreciation to
                                                             produce a high total return.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value Series                   Capital appreciation with income as a secondary
                                                             consideration.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value Series                     Capital appreciation.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-MFS Investors Growth Stock Series                    Long-term growth of capital and future income rather than
                                                             current income.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-MFS Investors Trust Series                           Long-term growth of capital and secondarily to provide
                                                             reasonable current income.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-MFS Value Series                                     Capital appreciation and reasonable income.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-Oakhurst Growth and Income Series                    Dividend growth, current income and capital appreciation.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation Series                 High total return over an extended period of time consistent with prudent investment risk.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value Series                Long-term capital growth through investment in equity
                                                             securities of foreign and U.S. companies.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series               Long-term capital appreciation. Current income is a
                                                             secondary investment objective.
------------------------------------------------------------ --------------------------------------------------------------

                                      SA 9

                           THE PHOENIX EDGE(R) -- VUL
                     PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

------------------------------------------------------------ --------------------------------------------------------------
SERIES NAME                                                  INVESTMENT OBJECTIVE
------------------------------------------------------------ --------------------------------------------------------------
                                                             Long-term capital appreciation by investing primarily in small
Phoenix-Sanford Bernstein Small-Cap Value Series             capitalization stocks that appear to be undervalued. Current income is a secondary investment objective.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                         Capital appreciation.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                        Long-term capital appreciation.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-State Street Research Small-Cap Growth Series        Long-term capital growth.
------------------------------------------------------------ --------------------------------------------------------------
Phoenix-Van Kampen Focus Equity Series                       Capital appreciation by investing primarily in equity
                                                             securities.
------------------------------------------------------------ --------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                           Growth of capital.
------------------------------------------------------------ --------------------------------------------------------------
AIM V.I. Premier Equity Fund                                 Long-term growth of capital with income as a secondary
                                                             objective.
------------------------------------------------------------ --------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                    Long-term capital appreciation.
------------------------------------------------------------ --------------------------------------------------------------
Federated Fund for U.S. Government Securities II             Current income.
------------------------------------------------------------ --------------------------------------------------------------
Federated High Income Bond Fund II                           High current income.
------------------------------------------------------------ --------------------------------------------------------------
VIP Contrafund(R) Portfolio                                  Long-term capital appreciation.
------------------------------------------------------------ --------------------------------------------------------------
VIP Growth Opportunities Portfolio                           Capital growth.
------------------------------------------------------------ --------------------------------------------------------------
VIP Growth Portfolio                                         Capital appreciation.
------------------------------------------------------------ --------------------------------------------------------------
Mutual Shares Securities Fund                                Capital appreciation with income as a secondary objective.
------------------------------------------------------------ --------------------------------------------------------------
Templeton Developing Markets Securities Fund                 Long-term capital appreciation.
------------------------------------------------------------ --------------------------------------------------------------
Templeton Foreign Securities Fund                            Long-term capital growth.
------------------------------------------------------------ --------------------------------------------------------------
Templeton Global Asset Allocation Fund                       High total return.
------------------------------------------------------------ --------------------------------------------------------------
Templeton Growth Securities Fund                             Long-term capital growth.
------------------------------------------------------------ --------------------------------------------------------------
                                                             Replicate, as closely as possible, before expenses, the
Scudder VIT EAFE(R) Equity Index Fund                        performance of the EAFE(R) Index which measures international stock market performance.
------------------------------------------------------------ --------------------------------------------------------------
                                                             Replicate, as closely as possible, before expenses, the
Scudder VIT Equity 500 Index Fund                            performance of the Standard & Poor's 500 Index which
                                                             emphasizes stocks of large U.S. companies.
------------------------------------------------------------ --------------------------------------------------------------
                                                             Long-term capital appreciation by investing primarily in
                                                             equity securities of companies that the Adviser expects will
Technology Portfolio                                         benefit from their involvement in technology-related
                                                             industries.
------------------------------------------------------------ --------------------------------------------------------------
Wanger Foreign Forty                                         Long-term capital growth.
------------------------------------------------------------ --------------------------------------------------------------
Wanger International Small Cap                               Long-term capital growth.
------------------------------------------------------------ --------------------------------------------------------------
Wanger Twenty                                                Long-term capital growth.
------------------------------------------------------------ --------------------------------------------------------------
Wanger U.S. Smaller Companies                                Long-term capital growth.
------------------------------------------------------------ --------------------------------------------------------------

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

  A. VALUATION OF INVESTMENTS: Investments are made exclusively in the funds and are valued at the net asset values per share of the respective Series.

  B. INVESTMENT TRANSACTIONS AND RELATED INCOME: Investment transactions are recorded on the trade date. Realized gains and losses include capital gain distributions from the funds as well as gains and losses on sales of shares in the funds determined on the LIFO
(last in, first out) basis.

  C. INCOME TAXES: The Account is not a separate entity from Phoenix and under current federal income tax law, income arising from the Account is not taxed since reserves are established equivalent to such income. Therefore, no provision for related federal taxes is required.

  D. DISTRIBUTIONS: Distributions from the Funds are recorded by each subaccount on the ex-dividend date.

  E. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles adopted or in effect in the United States of America require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  F. CONTRACTS IN PAYOUT (ANNUNITIZATION) PERIOD: As of December 31, 2002, there were no contracts in the payout (annunitization)
period.

                           THE PHOENIX EDGE(R) -- VUL
                     PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 3--PURCHASES AND SALES OF SHARES OF THE FUNDS

   Purchases and sales of shares of the Funds for the period ended December 31, 2002 aggregated the following:


SUBACCOUNT                                                  PURCHASES      SALES
----------                                                  ---------      -----
The Phoenix Edge Series Fund
    Phoenix-Aberdeen International Series                   $      62   $     14

    Phoenix-Aberdeen New Asia Series                              759         50

    Phoenix-Alliance/Bernstein Growth + Value Series              741         44

    Phoenix-Deutsche Dow 30 Series                             23,638     23,611

    Phoenix-Duff & Phelps Real Estate Securities Series         2,288        136

    Phoenix-Goodwin Money Market Series                        54,019      2,496

    Phoenix-Goodwin Multi-Sector Fixed Income Series            1,214         72

    Phoenix-Hollister Value Equity Series                         246        104

    Phoenix-Janus Flexible Income Series                           65         11

    Phoenix-Janus Growth Series                                   738         45

    Phoenix-Sanford Bernstein Global Value Series                  85         49

    Phoenix-Sanford Bernstein Mid-Cap Value Series              1,678        179

    Phoenix-Sanford Bernstein Small-Cap Value Series            2,393        142

    Phoenix-Seneca Mid-Cap Growth Series                          570        184

    Phoenix-Seneca Strategic Theme Series                       1,106         67

                           THE PHOENIX EDGE(R) -- VUL
                     PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 3--PURCHASES AND SALES OF SHARES OF THE FUNDS (CONTINUED)

SUBACCOUNT                                                  PURCHASES      SALES
----------                                                  ---------      -----
AIM Variable Insurance Funds
    AIM V.I. Premier Equity Fund                            $     571   $    187


The Alger American Fund
    Alger American Leveraged AllCap Portfolio                     749        235


Federated Insurance Series
    Federated Fund for U.S. Government Securities II            1,872        104


Fidelity(R) Variable Insurance Products
    VIP Growth Portfolio                                          653        234


The Universal Institutional Funds, Inc.
    Technology Portfolio                                           84         53


Wanger Advisors Trust
    Wanger Twenty                                               1,705          -
    Wanger U.S. Smaller Companies                                 800        228

                           THE PHOENIX EDGE(R) -- VUL
                     PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--UNIT VALUES
   A summary of Financial Highlights of the Account for the period ended December 31, 2002 follows:

                                                                 PERIOD ENDED
                                                                 DECEMBER 31,
                                                                 ------------
                                                                     2002
                                                                 ------------
THE PHOENIX EDGE SERIES FUND(5)
   PHOENIX-ABERDEEN INTERNATIONAL SERIES
   Units                                                                  27
   Unit Value, end of period                                       $1.776646
   Net assets, end of period (thousands)                                  $0
   Mortality and Expense fees as a % of average net assets                 -
   Net investment income as a % of average net assets                      -
   Total return                                                        5.56%


   PHOENIX-ABERDEEN NEW ASIA SERIES(2)
   Units                                                                 378
   Unit Value, end of period                                       $1.818296
   Net assets, end of period (thousands)                                  $1
   Mortality and Expense fees as a % of average net assets                 -
   Net investment income as a % of average net assets                  9.00%(11)
   Total return                                                      (5.39%)


   PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE SERIES(2)
   Units                                                                 388
   Unit Value, end of period                                       $1.772603
   Net assets, end of period (thousands)                                  $1
   Mortality and Expense fees as a % of average net assets                 -
   Net investment income as a % of average net assets                  2.41%(11)
   Total return                                                      (3.89%)


   PHOENIX-DEUTSCHE DOW 30 SERIES(9)
   Units                                                                  14
   Unit Value, end of period                                       $1.813636
   Net assets, end of period (thousands)                                  $0
   Mortality and Expense fees as a % of average net assets                 -
   Net investment income as a % of average net assets                      -
   Total return                                                      (6.52%)


   PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES(2)
   Units                                                               1,099
   Unit Value, end of period                                       $1.955035
   Net assets, end of period (thousands)                                  $2
   Mortality and Expense fees as a % of average net assets                 -
   Net investment income as a % of average net assets                  5.25%(11)
   Total return                                                      (0.23%)

                           THE PHOENIX EDGE(R) -- VUL
                     PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--UNIT VALUES (CONTINUED)

                                                                 PERIOD ENDED
                                                                 DECEMBER 31,
                                                                 ------------
                                                                     2002
                                                                 ------------
   PHOENIX-GOODWIN MONEY MARKET SERIES(1)
   Units                                                              25,589
   Unit Value, end of period                                       $2.013516
   Net assets, end of period (thousands)                                 $52
   Mortality and Expense fees as a % of average net assets                 -
   Net investment income as a % of average net assets                  1.12%(11)
   Total return                                                        0.40%


   PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES(7)
   Units                                                                 542
   Unit Value, end of period                                       $2.137203
   Net assets, end of period (thousands)                                  $1
   Mortality and Expense fees as a % of average net assets                 -
   Net investment income as a % of average net assets                  9.05%(11)
   Total return                                                        4.15%


   PHOENIX-HOLLISTER VALUE EQUITY SERIES(8)
   Units                                                                  88
   Unit Value, end of period                                       $1.667851
   Net assets, end of period (thousands)                                  $0
   Mortality and Expense fees as a % of average net assets                 -
   Net investment income as a % of average net assets                  3.35%(11)
   Total return                                                        5.07%


   PHOENIX-JANUS FLEXIBLE INCOME SERIES(9)
   Units                                                                  26
   Unit Value, end of period                                       $2.138625
   Net assets, end of period (thousands)                                  $0
   Mortality and Expense fees as a % of average net assets                 -
   Net investment income as a % of average net assets                 24.73%(11)
   Total return                                                        2.82%


   PHOENIX-JANUS GROWTH SERIES(2)
   Units                                                                 384
   Unit Value, end of period                                       $1.785920
   Net assets, end of period (thousands)                                  $1
   Mortality and Expense fees as a % of average net assets                 -
   Net investment income as a % of average net assets                      -
   Total return                                                      (2.05%)

                           THE PHOENIX EDGE(R) -- VUL
                     PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--UNIT VALUES (CONTINUED)

                                                                 PERIOD ENDED
                                                                 DECEMBER 31,
                                                                 ------------
                                                                     2002
                                                                 ------------
   PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES(6)
   Units                                                                  21
   Unit Value, end of period                                       $1.813227
   Net assets, end of period (thousands)                                  $0
   Mortality and Expense fees as a % of average net assets                 -
   Net investment income as a % of average net assets                 10.61%(11)
   Total return                                                       11.35%


   PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES(2)
   Units                                                                 825
   Unit Value, end of period                                       $1.728041
   Net assets, end of period (thousands)                                  $1
   Mortality and Expense fees as a % of average net assets                 -
   Net investment income as a % of average net assets                  3.21%(11)
   Total return                                                      (1.48%)


   PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES(2)
   Units                                                               1,303
   Unit Value, end of period                                       $1.689442
   Net assets, end of period (thousands)                                  $2
   Mortality and Expense fees as a % of average net assets                 -
   Net investment income as a % of average net assets                  2.51%(11)
   Total return                                                      (1.96%)


   PHOENIX-SENECA MID-CAP GROWTH SERIES(4)
   Units                                                                 236
   Unit Value, end of period                                       $1.584518
   Net assets, end of period (thousands)                                  $0
   Mortality and Expense fees as a % of average net assets                 -
   Net investment income as a % of average net assets                      -
   Total return                                                      (2.84%)


   PHOENIX-SENECA STRATEGIC THEME SERIES(2)
   Units                                                                 605
   Unit Value, end of period                                       $1.666294
   Net assets, end of period (thousands)                                  $1
   Mortality and Expense fees as a % of average net assets                 -
   Net investment income as a % of average net assets                      -
   Total return                                                      (3.71%)

                           THE PHOENIX EDGE(R) -- VUL
                     PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--UNIT VALUES (CONTINUED)

                                                                 PERIOD ENDED
                                                                 DECEMBER 31,
                                                                 ------------
                                                                     2002
                                                                 ------------
   AIM V.I. PREMIER EQUITY FUND(4)
   Units                                                                 217
   Unit Value, end of period                                       $1.760508
   Net assets, end of period (thousands)                                  $0
   Mortality and Expense fees as a % of average net assets                 -
   Net investment income as a % of average net assets                  1.28%(11)
   Total return                                                        1.84%


THE ALGER AMERICAN FUND
   ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO(3)
   Units                                                                 312
   Unit Value, end of period                                       $1.626996
   Net assets, end of period (thousands)                                  $1
   Mortality and Expense fees as a % of average net assets                 -
   Net investment income as a % of average net assets                      -
   Total return                                                      (1.42%)


FEDERATED INSURANCE SERIES
   FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II(2)
   Units                                                                 851
   Unit Value, end of period                                       $2.101754
   Net assets, end of period (thousands)                                  $2
   Mortality and Expense fees as a % of average net assets                 -
   Net investment income as a % of average net assets                      -
   Total return                                                        1.78%

   VIP GROWTH PORTFOLIO(3)
   Units                                                                 254
   Unit Value, end of period                                       $1.709264
   Net assets, end of period (thousands)                                  $0
   Mortality and Expense fees as a % of average net assets                 -
   Net investment income as a % of average net assets                      -
   Total return                                                        6.24%


THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
   TECHNOLOGY PORTFOLIO(6)
   Units                                                                  22
   Unit Value, end of period                                       $1.745581
   Net assets, end of period (thousands)                                  $0
   Mortality and Expense fees as a % of average net assets                 -
   Net investment income as a % of average net assets                      -
   Total return                                                       22.89%

                           THE PHOENIX EDGE(R) -- VUL
                     PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--UNIT VALUES (CONTINUED)

                                                                 PERIOD ENDED
                                                                 DECEMBER 31,
                                                                 ------------
                                                                     2002
                                                                 ------------
WANGER ADVISORS TRUST
   WANGER TWENTY(10)
   Units                                                                 865
   Unit Value, end of period                                       $1.962656
   Net assets, end of period (thousands)                                  $2
   Mortality and Expense fees as a % of average net assets                 -
   Net investment income as a % of average net assets                      -
   Total return                                                      (0.42%)


   WANGER U.S. SMALLER COMPANIES(3)
   Units                                                                 343
   Unit Value, end of period                                       $1.780664
   Net assets, end of period (thousands)                                  $1
   Mortality and Expense fees as a % of average net assets                 -
   Net investment income as a % of average net assets                      -
   Total return                                                       12.18%



















(1)  From inception September 3, 2002 to December 31, 2002.
(2)  From inception September 4, 2002 to December 31, 2002.
(3)  From inception September 24, 2002 to December 31, 2002.
(4)  From inception September 26, 2002 to December 31, 2002.
(5)  From inception September 27, 2002 to December 31, 2002.
(6)  From inception September 30, 2002 to December 31, 2002.
(7)  From inception October 2, 2002 to December 31, 2002.
(8)  From inception October 3, 2002 to December 31, 2002.
(9)  From inception November 27, 2002 to December 31, 2002.
(10)  From inception December 20, 2002 to December 31, 2002.
(11)  Annualized.

                           THE PHOENIX EDGE(R) -- VUL
                     PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2002

                                                                           SUBACCOUNT
                                                --------------------------------------------------------------------------

                                                  PHOENIX-
                                                  ABERDEEN         PHOENIX-        PHOENIX-ALLIANCE/         PHOENIX-
                                                INTERNATIONAL      ABERDEEN        BERNSTEIN GROWTH       DEUTSCHE DOW 30
                                                   SERIES         ASIA SERIES       + VALUE SERIES            SERIES
                                                ----------------- --------------   -----------------     -----------------
Units outstanding, beginning of period                       -                -                   -                     -
Participant deposits                                        35              412                 421                    12
Participant transfers                                        5                1                   -                     5
Participant withdrawals                                    (13)             (35)                (33)                   (3)
                                                --------------------------------------------------------------------------
Units outstanding, end of period                            27              378                 388                    14
                                                ==========================================================================


                                                  PHOENIX-DUFF &                       PHOENIX-
                                                   PHELPS REAL       PHOENIX-        GOODWIN MULTI-      PHOENIX-HOLLISTER
                                                ESTATE SECURITIES  GOODWIN MONEY     SECTOR FIXED           VALUE EQUITY
                                                     SERIES        MARKET SERIES     INCOME SERIES             SERIES
                                                ----------------- --------------   -----------------     -----------------
Units outstanding, beginning of period                       -                -                   -                     -
Participant deposits                                       955           28,431                 358                   173
Participant transfers                                      227             (909)                219                     -
Participant withdrawals                                    (83)          (1,933)                (35)                  (85)
                                                --------------------------------------------------------------------------
Units outstanding, end of period                         1,099           25,589                 542                    88
                                                ==========================================================================


                                                 PHOENIX-JANUS                     PHOENIX-SANFORD       PHOENIX-SANFORD
                                                FLEXIBLE INCOME   PHOENIX-JANUS    BERNSTEIN GLOBAL       BERNSTEIN MID-
                                                     SERIES       GROWTH SERIES      VALUE SERIES        CAP VALUE SERIES
                                                ----------------- --------------   -----------------     -----------------
Units outstanding, beginning of period                       -                -                   -                     -
Participant deposits                                        21              417                  58                   965
Participant transfers                                       10                -                   -                     7
Participant withdrawals                                     (5)             (33)                (37)                 (147)
                                                --------------------------------------------------------------------------
Units outstanding, end of period                            26              384                  21                   825
                                                ==========================================================================


                                                PHOENIX-SANFORD   PHOENIX-SENECA   PHOENIX-SENECA
                                                BERNSTEIN SMALL-  MID-CAP GROWTH   STRATEGIC THEME       AIM V.I. PREMIER
                                                CAP VALUE SERIES     SERIES            SERIES              EQUITY FUND
                                                ----------------- --------------   -----------------     -----------------
Units outstanding, beginning of period                         -              -                   -                     -
Participant deposits                                       1,122            386                 656                   358
Participant transfers                                        280              -                   -                     -
Participant withdrawals                                      (99)          (150)                (51)                 (141)
                                                --------------------------------------------------------------------------
Units outstanding, end of period                           1,303            236                 605                   217
                                                ==========================================================================

                           THE PHOENIX EDGE(R) -- VUL
                     PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2002
(CONTINUED)

                                                                             SUBACCOUNT
                                                --------------------------------------------------------------------------

                                                                  FEDERATED FUND
                                                  ALGER AMERICAN     FOR U.S.
                                                 LEVERAGED ALLCAP  GOVERNMENT          VIP GROWTH           TECHNOLOGY
                                                    PORTFOLIO     SECURITIES II        PORTFOLIO            PORTFOLIO
                                                ----------------- --------------   -----------------     -----------------
Units outstanding, beginning of period                         -              -                   -                     -
Participant deposits                                         496            701                 428                    62
Participant transfers                                          -            207                   5                     -
Participant withdrawals                                     (184)           (57)               (179)                  (40)
                                                --------------------------------------------------------------------------
Units outstanding, end of period                             312            851                 254                    22
                                                ==========================================================================


                                                                    WANGER U.S.
                                                                     SMALLER
                                                  WANGER TWENTY     COMPANIES
                                                ----------------- --------------
Units outstanding, beginning of period                         -              -
Participant deposits                                         983            509
Participant transfers                                          -              5
Participant withdrawals                                     (118)          (171)
                                                ---------------------------------
Units outstanding, end of period                             865            343
                                                =================================









(1) From inception September 3, 2002 to December 31, 2002.
(2) From inception September 4, 2002 to December 31, 2002.
(3) From inception September 24, 2002 to December 31, 2002.
(4) From inception September 26, 2002 to December 31, 2002.
(5) From inception September 27, 2002 to December 31, 2002.
(6) From inception September 30, 2002 to December 31, 2002.
(7) From inception October 2, 2002 to December 31, 2002.
(8) From inception October 3, 2002 to December 31, 2002.
(9) From inception November 27, 2002 to December 31, 2002.
(10) From inception December 20, 2002 to December 31, 2002.

                           THE PHOENIX EDGE(R) -- VUL
                     PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 6--POLICY LOANS

  Policy provisions allow policyowners to borrow up to 90% of their policy's cash surrender value, with interest charged at the following rates:

         Policy Year       Most States      NJ and TX Only
         -----------       -----------      --------------
         1-10:             4.00%            5.00%
         11-15:            3.00%            4.00%
         16 and after:     2.00%            3.00%

  The loan interest is payable on each policy anniversary. At the time a loan is granted, an amount equivalent to the amount of the loan is transferred from the Account and the non-loaned portion of the Guaranteed Interest Account to the loaned portion of the Guaranteed Interest Account, a part of Phoenix's general account as collateral for the outstanding loan. Transfers from the account are included in participant withdrawals in the accompanying financial statements. Amounts in the loaned portion of the Guaranteed Interest Account are credited with interest of 2% for all states except New Jersey and Texas and 3% for New Jersey and Texas). Loan repayments result in a transfer of collateral back to the Account and the non-loaned portion of the Guaranteed Interest Account.

NOTE 7--FEES AND RELATED PARTY TRANSACTIONS

  Phoenix and its affiliate, Phoenix Equity Planning Corporation ("PEPCO"), a registered broker/dealer in securities, provide all services to the Account.

  The cost of insurance is charged to each policy on a monthly basis by a withdrawal of participant units prorated among the elected Subaccounts. The amount charged to each policy depends on a number of variables including sex, age and risk class as well as the death benefit and cash value of the policy. Such costs aggregated $0 during the year ended December 31, 2002.

  Upon full or partial surrender of a policy, a surrender fee ranging from 0% to 200% of the policy's Target Annual Premium depending on the inception of the contract period is deducted to compensate Phoenix for distribution expenses incurred. Surrender fees deducted and paid to Phoenix aggregated $0 for the year ended December 31, 2002.

  PEPCO is the principal underwriter and distributor for the Account.

  Phoenix assumes the mortality risk that insureds may live for a shorter time than projected because of inaccuracies in the projecting process and, accordingly, that an aggregate amount of death benefits greater than projected will be payable. The expense risk assumed is that expenses incurred in issuing the policies may exceed the limits on administrative charges set in the policies. In return for the assumption of these mortality and expense risks, each month Phoenix charges each policy up to .075% of the average daily net assets of the Account, on an annual basis by a withdrawal of participant units prorated among the elected Subaccounts during the first ten policy years. The mortality and expense risk change drops to 0.05% beginning in policy year eleven. Unit value is not affected by mortality and expense charges.

NOTE 8--DISTRIBUTION OF NET INCOME

  The Account does not declare distributions to participants from accumulated net income. The accumulated net income is distributed to participants as part of withdrawals of amounts in the form of surrenders, death benefits, transfers or annuity payments in excess of net purchase payments.

NOTE 9--DIVERSIFICATION REQUIREMENTS

  Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the "Code"), as amended, a variable contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. Each Subaccount is required to satisfy the requirements of Section 817(h). The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

  The Secretary of the Treasury has issued regulations under Section 817(h) of the Code. Phoenix intends that each of the Subaccounts shall comply with the diversification requirements and, in the event of any failure to comply, will take immediate corrective action to assure compliance.

NOTE 10--MERGERS

  On March 22, 2002, the Phoenix-Janus Growth Series ("Growth") acquired all of the net assets of the Phoenix-Janus Core Equity Series ("Core Equity") pursuant to an Agreement and Plan of Reorganization approved by Core Equity shareholders on March 18, 2002. The acquisition was accomplished by a tax-free exchange of 3,141,426 shares of Growth valued at $22,032,065 for 2,467,046 shares of Core Equity outstanding on March 22, 2002. Core Equity's net assets on that date of $22,032,065, including $1,473,521 of net unrealized appreciation were combined with those of Growth. The aggregate net assets of Growth immediately after the merger were $90,807,708.

  On April 5, 2002, the Phoenix-Engemann Capital Growth Series ("Capital Growth") acquired all of the net assets of the Phoenix-Engemann Nifty Fifty Series ("Nifty Fifty") pursuant to an Agreement and Plan of Reorganization approved by Nifty Fifty shareholders on March 18, 2002. The acquisition was accomplished by a tax-free exchange of 2,949,789 shares of Capital Growth valued at $39,773,479 for 4,885,261 shares of Nifty

                           THE PHOENIX EDGE(R) -- VUL
                     PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

Fifty outstanding on April 5, 2002. Nifty Fifty's net assets on that date of $39,773,479, including $7,975,458 of net unrealized depreciation were combined with those of Capital Growth. The aggregate net assets of Capital Growth immediately after the merger were $862,917,192.

  On April 5, 2002, the Phoenix-Oakhurst Strategic Allocation Series ("Strategic Allocation") acquired all of the net assets of the Phoenix-Oakhurst Balanced Series ("Balanced") pursuant to an Agreement and Plan of Reorganization approved by Balanced shareholders on March 18, 2002. The acquisition was accomplished by a tax-free exchange of 17,438,879 shares of Strategic Allocation valued at $236,890,944 for 19,697,824 shares of Balanced outstanding on April 5, 2002. Balanced's net assets on that date of $236,890,944, including $25,034,492 of net unrealized appreciation were combined with those of Strategic Allocation. The aggregate net assets of Strategic Allocation immediately after the merger were $582,665,031.

NOTE 11--MANAGER OF MANAGERS EXEMPTIVE ORDER

  The Phoenix Edge Series Fund ("PESF") and Phoenix Variable Advisors, Inc. ("PVA") have received an exemptive order from the Securities and Exchange Commission granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which PVA is, subject to supervision and approval of PESF's Board of Trustees, permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable series of PESF. PESF and PVA therefore have the right to hire, terminate, or replace subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination and replacement.

NOTE 12--PHOENIX-FEDERATED U.S. GOVERNMENT BOND SERIES SUBSTITUTION

  Effective October 25, 2002 all shares of the Phoenix-Federated U.S. Government Bond Series held in the separate account were redeemed at net asset value and the proceeds were used to purchase shares of the Federated Fund for U.S. Government Securities II. Investors who held investments in the Phoenix-Federated U.S. Government Bond Series received a confirmation of activity for this transaction.

  As a result of the substitution, the Phoenix-Federated U.S. Government Bond Series is no longer available for investment.

NOTE 13--MIXED AND SHARED FUNDING

  Shares of PESF are not directly offered to the public. Shares of PESF are currently offered through separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by Phoenix Life Insurance Company ("Phoenix"), PHL Variable Insurance Company ("PHL Variable"), and Phoenix Life and Annuity Company ("PLAC"). Shares of PESF may be offered to separate accounts of other insurance companies in the future.

  The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. PESF's Trustees currently do not foresee any such differences or disadvantages at this time. However, PESF's Trustees intend to monitor for any material conflicts and will determine what action, if any, should be taken in response to such conflicts. If such a conflict should occur, one or more separate accounts may be required to withdraw its investment in PESF or shares of another fund may be substituted.

NOTE 14--REORGANIZATION

  On November 12, 2002 and December 10, 2002, The Board of Trustees of PESF approved a Plan of Reorganization to merge three Series of PESF into other existing Series of PESF. Each discontinued Series was merged into a corresponding surviving Series as follows:

   Discontinued Series                    Surviving Series                 Approval Date             Merger Date
   -------------------                    ----------------                 -------------             -----------
   Phoenix-Aberdeen New Asia              Phoenix-Aberdeen International   November 12, 2002         February  7, 2003

   Phoenix-MFS Investors Growth Stock     Phoenix-Janus Growth (1)         December 10, 2002         February 14, 2003

   Phoenix-Van Kampen Focus Equity        Phoenix-Janus Growth (1)         December 10, 2002         February 14, 2003

  On the merger date, each discontinued Series transferred substantially all of its assets and its liabilities to the corresponding surviving Series. In exchange, shareholders of the discontinued Series received a proportional number of shares in the surviving Series.

(1) MFS succeeded Janus as subadvisor.

                        REPORT OF INDEPENDENT ACCOUNTANTS






PricewaterhouseCoopers [LOGO]



To the Board of Directors of PHL Variable Insurance Company and Participants of PHLVIC Variable Universal Life Account (The Phoenix Edge(R) -- VUL):

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Subaccounts constituting the PHLVIC Variable Universal Life Account (The Phoenix Edge(R) --
VUL) at December 31, 2002, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of PHL Variable Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2002 by correspondence with the mutual funds, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut
March 21, 2003

PHLVIC
VARIABLE UNIVERSAL LIFE ACCOUNT
Phoenix Life Insurance Company
One American Row
Hartford, Connecticut 06115

PHOENIX EQUITY PLANNING CORPORATION
56 Prospect Street
Hartford, Connecticut 06115-0480
Underwriter

CUSTODIANS
JPMorgan Chase Bank
270 Park Avenue
New York, New York 10017-2070

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
100 Pearl Street
Hartford, Connecticut 06103

         PHL VARIABLE
         INSURANCE COMPANY
         (A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
         FINANCIAL STATEMENTS
         DECEMBER 31, 2002 AND 2001

                                TABLE OF CONTENTS

                                                                         PAGE
                                                                      ----------
Report of Independent Accountants...................................     F-3

Balance Sheet as of December 31, 2002 and 2001......................     F-4

Statement of Income, Comprehensive Income and Changes in
  Stockholder's Equity for the years ended 2002, 2001 and 2000......     F-5

Statement of Cash Flows for the years ended 2002, 2001 and 2000.....     F-6

Notes to Financial Statements.......................................  F-7 - F-19

PRICEWATERHOUSECOOPERS [LOGO]
--------------------------------------------------------------------------------
                                                    PRICEWATERHOUSECOOPERS LLP
                                                    100 Pearl Street
                                                    Hartford CT 06103-4508
                                                    Telephone (860) 241 7000
                                                    Facsimile (860) 241 7590

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of PHL Variable Insurance Company:

In our opinion, the accompanying balance sheet and the related statements of income, comprehensive income and changes in stockholder's equity and cash flows present fairly, in all material respects, the financial position of PHL Variable Insurance Company at December 31, 2002 and 2001, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP
February 5, 2003

                         PHL VARIABLE INSURANCE COMPANY
                                  BALANCE SHEET
                 ($ amounts in thousands, except per share data)
                           DECEMBER 31, 2002 AND 2001

                                                                                         2002                 2001
                                                                                   ------------------   ------------------

ASSETS:
Available-for-sale debt securities, at fair value................................    $   2,388,189        $     789,380
Equity securities, at fair value.................................................           33,121                  --
Policy loans, at unpaid principal balances.......................................            1,335                  896
Other investments................................................................           10,166                2,911
                                                                                   ------------------   ------------------
Total investments................................................................        2,432,811              793,187
Cash and cash equivalents........................................................          473,246              171,444
Accrued investment income........................................................           18,768                5,787
Deferred policy acquisition costs................................................          255,677              164,987
Other general account assets.....................................................           45,105               30,343
Separate account assets..........................................................        1,157,913            1,539,476
                                                                                   ------------------   ------------------
TOTAL ASSETS.....................................................................    $   4,383,520        $   2,705,224
                                                                                   ==================   ==================

LIABILITIES:
Policyholder deposit funds.......................................................    $   2,557,428        $     865,970
Policy liabilities and accruals..................................................          124,925               47,131
Deferred income taxes............................................................           38,993               27,426
Other general account liabilities................................................           33,352               26,226
Separate account liabilities.....................................................        1,157,913            1,534,345
                                                                                   ------------------   ------------------
TOTAL LIABILITIES................................................................        3,912,611            2,501,098
                                                                                   ------------------   ------------------

STOCKHOLDER'S EQUITY:
Common stock, $5,000 par value: 1,000 shares authorized; 500 shares issued.......            2,500                2,500
Additional paid-in capital.......................................................          444,234              184,864
Retained earnings................................................................            1,547               14,803
Accumulated other comprehensive income...........................................           22,628                1,959
                                                                                   ------------------   ------------------
TOTAL STOCKHOLDER'S EQUITY.......................................................          470,909              204,126
                                                                                   ------------------   ------------------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY.......................................    $   4,383,520        $   2,705,224
                                                                                   ==================   ==================

The accompanying notes are an integral part of these financial statements.

                         PHL VARIABLE INSURANCE COMPANY
  STATEMENT OF INCOME, COMPREHENSIVE INCOME AND CHANGES IN STOCKHOLDER'S EQUITY
                            ($ amounts in thousands)
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000


                                                                                 2002            2001               2000
                                                                           ---------------  ---------------   ---------------

 REVENUES:
 Premiums.................................................................   $   4,372        $   5,129         $   6,168
 Insurance and investment product fees....................................      46,915           32,379            30,098
 Investment income, net of expenses.......................................      92,472           30,976             9,197
 Net realized investment gains (losses)...................................     (16,167)          (1,196)              116
                                                                           ---------------  ---------------   ---------------
 TOTAL REVENUES...........................................................     127,592           67,288            45,579
                                                                           ---------------  ---------------   ---------------

 BENEFITS AND EXPENSES:
 Policy benefits..........................................................      98,915           39,717            17,056
 Policy acquisition cost amortization.....................................      23,182            8,477            15,765
 Other operating expenses.................................................      27,386           15,305            14,006
                                                                           ---------------  ---------------   ---------------
 TOTAL BENEFITS AND EXPENSES..............................................     149,483           63,499            46,827
                                                                           ---------------  ---------------   ---------------
 Income (loss) before income taxes........................................     (21,891)           3,789            (1,248)
 Applicable income taxes (benefit)........................................      (8,635)             539            (1,263)
                                                                           ---------------  ---------------   ---------------
 NET INCOME (LOSS) .......................................................   $ (13,256)       $   3,250         $      15
                                                                           ===============  ===============   ===============

 COMPREHENSIVE INCOME:
 NET INCOME (LOSS)........................................................   $ (13,256)       $   3,250         $      15
                                                                           ---------------  ---------------   ---------------
 Net unrealized investment gains..........................................      18,522            2,022               984
 Net unrealized derivative instruments gains (losses).....................       2,147             (334)              --
                                                                           ---------------  ---------------   ---------------
 OTHER COMPREHENSIVE INCOME (LOSS)........................................      20,669            1,688               984
                                                                           ---------------  ---------------   ---------------
 COMPREHENSIVE INCOME.....................................................   $   7,413        $   4,938         $     999
                                                                           ===============  ===============   ===============

ADDITIONAL PAID-IN  CAPITAL:
Capital contributions from parent........................................    $ 259,370        $ 105,000        $  15,000

RETAINED EARNINGS
Net income (loss)........................................................      (13,256)           3,250               15

ACCUMULATED OTHER COMPREHENSIVE INCOME:
Other comprehensive income...............................................       20,669            1,688              984
                                                                           ---------------  ---------------  ---------------
CHANGE IN STOCKHOLDER'S EQUITY...........................................      266,783          109,938           15,999
Stockholder's equity, beginning of year..................................      204,126           94,188           78,189
                                                                           ---------------  ---------------  ---------------
STOCKHOLDER'S EQUITY, END OF YEAR........................................    $ 470,909        $ 204,126        $  94,188
                                                                           ===============  ===============  ===============


The accompanying notes are an integral part of these financial statements

                         PHL VARIABLE INSURANCE COMPANY
                             STATEMENT OF CASH FLOWS
                            ($ amounts in thousands)
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000



                                                                                 2002            2001               2000
                                                                           --------------   ---------------   ---------------

 OPERATING ACTIVITIES:
 Net income (loss).......................................................  $   (13,256)     $     3,250      $        15
 Net realized investment (gains) losses..................................       16,167            1,196             (116)
 Amortization and depreciation...........................................         --                102              102
 Deferred income taxes (benefit).........................................          438           22,733            3,045
 Increase in receivables.................................................      (12,981)          (4,406)            (595)
 Deferred policy acquisition costs (increase) decrease...................     (128,164)         (81,588)         (23,845)
 (Increase) decrease in policy liabilities and accruals..................       66,632           23,069            9,822
 Other assets and other liabilities net change...........................      (28,007)         (23,609)           9,625
                                                                           ---------------  ---------------   ---------------
 CASH FROM OPERATING ACTIVITIES..........................................      (99,171)         (59,253)          (1,947)
                                                                           ---------------  ---------------   ---------------

INVESTING ACTIVITIES:
Investment purchases.....................................................   (1,753,350)        (766,494)        (119,088)
Investment sales, repayments and maturities..............................      414,195          140,835           29,511
                                                                           ---------------  ---------------   ---------------
CASH (FOR) FROM INVESTING ACTIVITIES.....................................   (1,339,155)        (625,659)         (89,577)
                                                                           ---------------  ---------------   ---------------

 FINANCING ACTIVITIES:
 Policyholder deposit fund receipts, net ................................    1,480,758          670,577          131,163
 Capital contributions from parent.......................................      259,370          105,000           15,000
                                                                           ---------------  ---------------   ---------------
 CASH FROM FINANCING ACTIVITIES..........................................    1,740,128          775,577          146,163
                                                                           ---------------  ---------------   ---------------
 CHANGE IN CASH AND CASH EQUIVALENTS.....................................      301,802           90,665           54,639
 Cash and cash equivalents, beginning of year............................      171,444           80,779           26,140
                                                                           ---------------  ---------------   ---------------
 CASH AND CASH EQUIVALENTS, END OF YEAR..................................  $   473,246      $   171,444       $   80,779
                                                                           ===============  ===============   ===============

The accompanying notes are an integral part of these financial statements.

                         PHL VARIABLE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

1.  ORGANIZATION AND OPERATIONS

PHL Variable Insurance Company is a life insurance company offering variable and fixed annuity and non-participating life insurance products. It is a wholly-owned subsidiary of PM Holdings, Inc. PM Holdings is a wholly-owned subsidiary of Phoenix Life Insurance Company (Phoenix Life), which is a wholly-owned subsidiary of The Phoenix Companies, Inc., a New York Stock Exchange listed company. Phoenix Home Life Mutual Insurance Company demutualized on June 25, 2001 by converting from a mutual life insurance company to a stock life insurance company, became a wholly-owned subsidiary of The Phoenix Companies and changed its name to Phoenix Life Insurance Company.

We have prepared these financial statements in accordance with generally accepted accounting principles (GAAP). In preparing these financial statements in conformity with GAAP, we are required to make estimates and assumptions that affect the reported amounts of assets and liabilities at reporting dates and the reported amounts of revenues and expenses during the reporting periods. Actual results will differ from these estimates and assumptions. We employ significant estimates and assumptions in the determination of deferred policy acquisition costs; policyholder liabilities and accruals; the valuation of goodwill, investments in debt and equity securities, pension and other postemployment benefits liabilities and accruals for contingent liabilities. Significant accounting policies are presented throughout the notes in italicized type.

2.  OPERATING ACTIVITIES

PREMIUM AND FEE REVENUE AND RELATED EXPENSES

We recognize term insurance premiums as premium revenue pro rata over the related contract periods. We match benefits, losses and related expenses with premiums over the related contract periods. Revenues for universal life products consist of net investment income and mortality, administration and surrender charges assessed against the fund values during the period. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values.

REINSURANCE

We use reinsurance agreements to provide for greater diversification of business, which allows us to control exposure to potential losses arising from large risks and provide additional capacity for growth.

We recognize assets and liabilities related to reinsurance ceded contracts on a gross basis. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

We remain liable to the extent that reinsuring companies may not be able to meet their obligations under reinsurance agreements in effect. Failure of the reinsurers to honor their obligations could result in losses to us; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize our exposure to significant losses from reinsurance insolvencies, we evaluate the financial condition of our reinsurers and monitor concentration of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers.

Our reinsurance program varies based on the type of risk, for example:

    o On direct policies, the maximum of individual life insurance retained by us on any one life is $10 million for single life and joint first-to-die policies and $12 million for joint last-to-die policies, with excess amounts ceded to reinsurers.

    o We reinsure 80% to 90% of the mortality risk on certain new issues of term, universal life, variable universal life products.

Additional information on direct business written and reinsurance assumed and ceded for continuing operations for the years 2002, 2001 and 2000 follows (in thousands):


                                                                                2002             2001             2000
                                                                           ---------------  ---------------   ---------------

Direct premiums..........................................................   $     21,283    $      20,930     $     21,219
Premiums assumed from reinsureds.........................................            --               --               --
Premiums ceded to reinsurers.............................................        (16,911)         (15,801)         (15,051)
                                                                           ---------------  ---------------   ---------------
PREMIUMS ................................................................   $      4,372    $       5,129     $      6,168
                                                                           ===============  ===============   ===============

Direct policy benefits incurred..........................................   $     39,692    $      19,345     $     17,253
Policy benefits assumed from reinsureds..................................          3,857              --               --
Policy benefits ceded to reinsurers......................................        (11,492)          (6,987)          (7,515)
                                                                           ---------------  ---------------   ---------------
POLICY BENEFITS..........................................................   $     32,057    $      12,358     $      9,738
                                                                           ===============  ===============  ===============

Direct life insurance in-force...........................................   $ 11,999,540    $  10,205,877     $  9,684,755
Life insurance in-force assumed from reinsureds..........................        215,329              --               --
Life insurance in-force ceded to reinsurers..............................     (9,842,076)      (9,015,734)      (8,672,918)
                                                                           ---------------  ---------------  ---------------
LIFE INSURANCE IN-FORCE..................................................   $  2,372,793    $   1,190,143     $  1,011,837
                                                                           ===============  ===============  ===============
Percentage of amount assumed to net insurance in-force...................       9.01%                 --               --
                                                                           ===============  ===============  ===============

VALLEY FORGE LIFE INSURANCE

On July 23, 2002, we acquired the variable life and variable annuity business of Valley Forge Life Insurance Company (a subsidiary of CNA Financial Corporation), effective July 1, 2002. The business acquired had a total account value of $557.0 million at June 30, 2002. This transaction was effected through a combination of coinsurance and modified coinsurance. The business acquired generated a loss of $17.2 million ($11.2 million after income taxes) for the year 2002.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new business, principally commissions, underwriting, distribution and policy issue expenses, all of which vary with and are primarily related to production of new business, are deferred. We amortize DAC and PVFP based on the related policy's classification. For universal life, variable universal life and accumulation annuities, DAC and PVFP are amortized in proportion to estimated gross profits. Policies may be surrendered for value or exchanged for a different one of our products (internal replacement); the DAC balance associated with the replaced or surrendered policies is amortized to reflect these surrenders.

The amortization process requires the use of various assumptions, estimates and judgments about the future. The primary assumptions are expenses, investment performance, mortality and contract cancellations (i.e., lapses, withdrawals and surrenders). These assumptions are reviewed on a regular basis and are generally based on our past experience, industry studies, regulatory requirements and judgments about the future. Changes in estimated gross margins and gross profits based on actual experiences are reflected as an adjustment to total amortization to date resulting in a charge or credit to earnings. Finally, analyses are performed periodically to assess whether there are sufficient gross margins or gross profits to amortize the remaining DAC balances.

In the third quarter of 2002, we revised the long-term market return assumption for the variable annuity block of business from 8% to 7%. In addition, at the quarter-end we recorded an impairment charge related to the recoverability of our deferred acquisition cost asset related to the variable annuity business. The revision in long-term market return assumption and the impairment charge resulted in a $9.9 million pre-tax ($6.4 million after income taxes) increase in policy acquisition cost amortization expense in the third quarter of 2002.

The activity in deferred policy acquisition costs for the years 2002, 2001 and 2000 follows (in thousands):


                                                                                 2002             2001             2000
                                                                           ---------------  ---------------   ---------------

Direct acquisition costs deferred, excluding acquisitions...............       $  102,769      $   90,065       $   39,610
Acquisition costs recognized in Valley Forge Life acquisition...........           48,577             --               --
Recurring costs amortized to expense....................................          (23,182)         (8,477)         (15,765)
(Cost) or credit offsets to net unrealized investment gains or losses
  included in other comprehensive income................................          (37,474)         (1,443)          (1,139)
                                                                           ---------------  ---------------   ---------------
Change in deferred policy acquisition costs.............................           90,690          80,145           22,706
Deferred policy acquisition costs, beginning of year....................          164,987          84,842           62,136
                                                                           ---------------  ---------------   ---------------
DEFERRED POLICY ACQUISITION COSTS, END OF YEAR..........................       $  255,677      $  164,987       $   84,842
                                                                           ===============  ===============   ===============

POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life and annuity products. We establish liabilities in amounts adequate to meet the estimated future obligations of policies in-force. Future policy benefits for variable universal life, universal life and annuities in the accumulation phase are computed using the deposit-method which is the sum of the account balance, unearned revenue liability and liability for minimum policy benefits. Future policy benefits for term and annuities in the payout phase that have significant mortality risk are computed using the net premium method on the basis of actuarial assumptions at the issue date of these contracts for rates of interest, contract administrative expenses, mortality and surrenders. We establish liabilities for outstanding claims, losses and loss adjustment expenses based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

Policyholder deposit funds are primarily for universal life products and include deposits received from customers and investment earnings on their fund balances which range from 5.3% to 6.5% at year-end 2002, less administrative and mortality charges.

POLICYHOLDER DEPOSIT FUNDS

Policyholder deposit funds primarily consist of annuity deposits received from customers, dividend accumulations and investment earnings on their fund balances, which range from 3.0% to 6.5%, less administrative charges. At year-end 2002 and 2001, there was $1,303.0 million and $359.7 million, respectively, in policyholder deposit funds with no associated surrender charges.

FAIR VALUE OF INVESTMENT CONTRACTS

For purposes of fair value disclosures (Note 9), we determine the fair value of deferred annuities with an interest guarantee of one year or less at the amount of the policy reserve. In determining the fair value of deferred annuities with interest guarantees greater than one year, a discount rate equal to the appropriate U.S. Treasury rate plus 150 basis points to determine the present value of the projected account value of the policy at the end of the current guarantee period.

FUNDS UNDER MANAGEMENT

Activity in annuity funds under management for the years 2002, 2001 and 2000 (in millions):

                                                                                   2002            2001            2000
                                                                              --------------  --------------  --------------

Deposits.................................................................       $  1,854.7      $  1,222.0      $    454.7
Performance..............................................................           (119.0)         (199.3)         (151.0)
Fees.....................................................................            (23.4)          (23.8)          (24.9)
Benefits and surrenders..................................................           (405.3)         (127.0)          (84.6)
                                                                              --------------  --------------  --------------
Change in funds under management.........................................          1,307.0           871.9           194.2
Funds under management, beginning of year................................          2,385.9         1,514.0         1,319.8
                                                                              --------------  --------------  --------------
FUNDS UNDER MANAGEMENT, END OF YEAR......................................       $  3,692.9      $  2,385.9      $  1,514.0
                                                                              ==============  ==============  ==============


3.  INVESTING ACTIVITIES

DEBT AND EQUITY SECURITIES

We classify our debt and equity securities as available-for-sale and report them in our balance sheet at fair value. Fair value is based on quoted market price, where available. When quoted market prices are not available, we estimate fair value by discounting debt security cash flows to reflect interest rates currently being offered on similar terms to borrowers of similar credit quality (private placement debt securities), by quoted market prices of comparable instruments (untraded public debt securities) and by independent pricing sources or internally developed pricing models (equity securities). Prior to 2001, we classified private placement debt securities as held-to-maturity and reported them at amortized cost, less any impairment. In connection with The Phoenix Company's conversion to a public company, in 2001 we reclassified these securities, when their carrying value was $32.0 million, to available-for-sale and recorded a $1.3 million unrealized gain ($0.4 million unrealized gain after offsets for applicable deferred policy acquisition costs and deferred income taxes) in other comprehensive income.

Fair value and cost of our debt securities at year-end 2002 and 2001 follow (in thousands):

                                                                       2002                              2001
                                                         ---------------------------------  --------------------------------
                                                           FAIR VALUE           COST          FAIR VALUE          COST
                                                         ---------------   ---------------  ---------------  ---------------

U.S. government and agency.............................   $      7,343      $      6,377     $      6,837     $      6,379
State and political subdivision........................         39,213            37,625           37,054           37,039
Foreign government.....................................         11,586            11,186            6,870            6,847
Corporate..............................................        791,091           768,126          178,479          177,622
Mortgage-backed........................................        643,147           619,316          207,902          207,252
Other asset-backed.....................................        895,809           879,927          352,238          351,123
                                                         ---------------   ---------------  ---------------  ---------------
DEBT SECURITIES........................................   $  2,388,189      $  2,322,557     $    789,380     $    786,262
                                                         ===============   ===============  ===============  ===============


For mortgage-backed and other asset-backed debt securities, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic lives of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and any resulting adjustment is included in net investment income. For certain asset-backed securities, changes in estimated yield are recorded on a prospective basis and specific valuation methods are applied to these securities to determine if there has been an other-than-temporary decline in value.

We owned no non-income producing debt securities at year-end 2002 or 2001.

Fair value and cost of our equity securities at year-end 2002 and 2001 follow (in thousands):

                                                                       2002                              2001
                                                         ---------------------------------  --------------------------------
                                                           FAIR VALUE           COST          FAIR VALUE          COST
                                                         ---------------   ---------------  ---------------  ---------------

Mutual fund seed investments...........................    $    14,324       $    13,780      $    --          $    --
Other equity securities................................         18,797            18,088           --               --
                                                         ---------------   ---------------  ---------------  ---------------
EQUITY SECURITIES......................................    $    33,121       $    31,868      $    --          $    --
                                                         ===============   ===============  ===============  ===============


Gross and net unrealized gains and losses from debt and equity securities at year-end 2002 and 2001 follow (in thousands):


                                                                          2002                            2001
                                                             -------------------------------  ------------------------------
                                                                 GAINS            LOSSES          GAINS           LOSSES
                                                             --------------   --------------  --------------  --------------

U.S. government and agency..................................   $      966       $     --        $      458      $     --
State and political subdivision.............................        1,588             --               513           (498)
Foreign government..........................................          459             (59)              27             (4)
Corporate...................................................       29,834          (6,869)           2,642         (1,785)
Mortgage-backed.............................................       23,976            (145)           1,871         (1,221)
Other asset-backed..........................................       17,052          (1,170)           2,445         (1,330)
                                                             --------------   --------------  --------------  --------------
DEBT SECURITIES GAINS AND LOSSES............................   $   73,875       $  (8,243)      $    7,956      $  (4,838)
                                                             ==============   ==============  ==============  ==============
EQUITY SECURITIES GAINS AND LOSSES..........................   $    1,782       $    (529)      $      --       $     --
                                                             ==============   ==============  ==============  ==============
NET GAINS...................................................   $   66,885                       $    3,118
                                                             ==============                   ==============


POLICY LOANS AND OTHER INVESTED ASSETS

Policy loans are carried at their unpaid principal balances and are collateralized by the cash values of the related policies. For purposes of fair value disclosures (Note 9), for variable rate policy loans, we consider the unpaid loan balance as fair value, as interest rates on these loans are reset annually based on market rates.

Other investments primarily include a partnership interest which we do not control, seed money in separate accounts, and derivative instruments. The partnership interest is an investment in a hedge fund of funds in which we do not have control or a majority ownership interest. The interest is recorded using the equity method of accounting.

Our derivative instruments primarily include interest rate swap agreements. We report these contracts at fair values, which are based on current settlement values. These values are determined by brokerage quotes that utilize pricing models or formulas based on current assumptions for the respective agreements.

NET INVESTMENT INCOME

Sources of net investment income for the years 2002, 2001 and 2000 follow (in thousands):

                                                                                   2002            2001            2000
                                                                              --------------  --------------  --------------

Debt securities............................................................    $   88,764      $   28,436      $    7,254
Equity securities..........................................................           269            --              --
Other invested assets......................................................           237            --              --
Policy loans...............................................................            38              15              12
Cash and cash equivalents..................................................         4,891           2,845           2,049
                                                                              --------------  --------------  --------------
Total investment income....................................................        94,199          31,296           9,315
Less: investment expenses..................................................         1,727             320             118
                                                                              --------------  --------------  --------------
NET INVESTMENT INCOME......................................................    $   92,472      $   30,976      $    9,197
                                                                              ==============  ==============  ==============


NET REALIZED INVESTMENT GAINS (LOSSES)

We recognize realized investment gains and losses on asset dispositions, when declines in fair value of debt and equity securities whose value, in our judgment, is considered to be other-than-temporarily impaired are written down to fair value as a charge to realized losses included in net income. The cost basis of these written down investments is adjusted to fair value at the date the determination of impairment is made. The new cost basis is not changed for subsequent recoveries in value. Applicable income taxes are reported separately as components of net income.

Sources and types of net realized investment gains (losses) for the years 2002, 2001 and 2000 follow (in thousands):


                                                                                   2002            2001            2000
                                                                              --------------  --------------  --------------

IMPAIRMENT LOSSES ON DEBT SECURITIES.....................................      $  (13,207)     $      --        $     --
                                                                              --------------  --------------  --------------
Debt securities gains....................................................           2,754             425              73
Debt securities losses...................................................          (6,640)           (213)             (6)
Equity securities losses.................................................              (1)            --              --
Other invested assets....................................................             927          (1,408)             49
                                                                              --------------  --------------  --------------
NET TRANSACTION GAINS (LOSSES)...........................................          (2,960)         (1,196)            116
                                                                              --------------  --------------  --------------
NET REALIZED INVESTMENT GAINS (LOSSES)...................................      $  (16,167)     $   (1,196)     $      116
                                                                              ==============  ==============  ==============


UNREALIZED INVESTMENT GAINS (LOSSES)

We recognize unrealized investment gains and losses on investments in debt and equity securities that we classify as available-for-sale. These gains and losses are reported as a component of other comprehensive income net of applicable deferred income taxes.

Sources of net unrealized investment gains (losses) for the years 2002, 2001 and 2000 follow (in thousands):

                                                                                   2002            2001            2000
                                                                              --------------  --------------  ---------------

Debt securities..........................................................      $     62,514    $      2,297    $      2,652
Equity securities........................................................             1,253             --              --
Other investments .......................................................             2,203           2,258             --
                                                                              --------------  --------------  ---------------
NET UNREALIZED INVESTMENT GAINS..........................................      $     65,970    $      4,555    $      2,652
                                                                              ==============  ==============  ===============

Net unrealized investment gains..........................................      $     65,970    $      4,555    $      2,652
                                                                              --------------  --------------  ---------------
Applicable deferred policy acquisition costs.............................            37,474           1,443           1,139
Applicable deferred income taxes (benefit)...............................             9,974           1,090             529
                                                                              --------------  --------------  ---------------
Offsets to net unrealized investment gains...............................            47,448           2,533           1,668
                                                                              --------------  --------------  ---------------
NET UNREALIZED INVESTMENT GAINS (LOSSES)
  INCLUDED IN OTHER COMPREHENSIVE INCOME.................................      $     18,522    $      2,022    $        984
                                                                              ==============  ==============  ===============

CASH FLOWS

Investment purchases, sales, repayments and maturities for the years 2002, 2001 and 2000 follow:

                                                                                   2002            2001             2000
                                                                              --------------  --------------  ---------------

Debt security purchases..................................................      $ (1,720,008)   $   (765,529)   $   (118,383)
Equity security purchases................................................            (9,374)            --              --
Other invested asset purchases...........................................            (9,929)           (779)           (517)
Policy loan advances, net................................................              (439)           (186)           (188)
                                                                              --------------  --------------  ---------------
INVESTMENT PURCHASES.....................................................      $ (1,739,750)   $   (766,494)   $   (119,088)
                                                                              ==============  ==============  ===============

Debt securities sales....................................................      $     94,486    $     34,165    $      1,513
Debt securities maturities and repayments................................           296,625         106,670          27,998
Equity security sales....................................................            23,084             --              --
                                                                              --------------  --------------  ---------------
INVESTMENT SALES, REPAYMENTS AND MATURITIES..............................      $    414,195    $    140,835    $     29,511
                                                                              ==============  ==============  ===============


The maturities of debt securities and mortgage loans, by contractual sinking fund payment and maturity, at year-end 2002 are summarized in the following table (in thousands). Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, we may have the right to put or sell the obligations back to the issuers and mortgage loans may be refinanced.

  Due in one year or less...................................................................................   $    452,931
  Due after one year through five years.....................................................................      1,206,211
  Due after five years through ten years....................................................................        407,434
  Due after ten years.......................................................................................        255,981
                                                                                                              ---------------
  TOTAL.....................................................................................................   $  2,322,557
                                                                                                              ===============


4.  SEPARATE ACCOUNTS

Separate account products are those for which a separate investment and liability account is maintained on behalf of the policyholder. Investment objectives for these separate accounts vary by fund account type, as outlined in the applicable fund prospectus or separate account plan of operations. Our separate account products include variable annuities and variable life insurance contracts.

Separate account assets and liabilities are primarily carried at market value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Fees assessed to the contractholders for management services are included in revenues when services are rendered.

5.  INCOME TAXES

We recognize income tax expense or benefit based upon amounts reported in the financial statements and the provisions of currently enacted tax laws. We allocate income taxes to income, other comprehensive income and additional paid-in capital, as applicable.

We recognize current income tax assets and liabilities for estimated income taxes refundable or payable based on the current year's income tax returns. We recognize deferred income tax assets and liabilities for the estimated future income tax effects of temporary differences and carryforwards. Temporary differences are the differences between the financial statement carrying amounts of assets and liabilities and their tax bases, as well as the timing of income or expense recognized for financial reporting and tax purposes of items not related to assets or liabilities. If necessary, we establish valuation allowances to reduce the carrying amount of deferred income tax assets to amounts that are more likely than not to be realized. We periodically review the adequacy of these valuation allowances and record any reduction in allowances through earnings.

In accordance with an income tax sharing agreement with The Phoenix Companies, we compute the provision for federal income taxes as if we were filing a separate federal income tax return, except that benefits arising from income tax credits and net operating losses are allocated to those subsidiaries producing such attributes to the extent they are utilized in The Phoenix Companies' consolidated federal income tax return.

The allocation of income taxes to elements of comprehensive income (loss) and between current and deferred for the years 2002, 2001 and 2000 follows (in thousands):

                                                                                   2002            2001            2000
                                                                              --------------  --------------  --------------

NET INCOME (LOSS)...........................................................       (8,635)            539          (1,263)
Other comprehensive income..................................................       11,129             909             529
                                                                              --------------  --------------  --------------
COMPREHENSIVE INCOME (LOSS).................................................    $   2,494       $   1,448       $    (734)
                                                                              ==============  ==============  ==============

Current.....................................................................    $  (9,073)      $ (22,194)      $  (4,308)
Deferred....................................................................          438          22,733           3,045
                                                                              --------------  --------------  --------------
INCOME TAXES (BENEFIT) APPLICABLE TO NET INCOME.............................       (8,635)            539          (1,263)
Deferred income taxes applicable to other comprehensive income..............       11,129             909             529
                                                                              --------------  --------------  --------------
INCOME TAXES (BENEFIT) APPLICABLE TO COMPREHENSIVE INCOME...................    $   2,494       $   1,448       $    (734)
                                                                              ==============  ==============  ==============

INCOME TAXES PAID (RECOVERED)...............................................    $   3,149       $  (5,357)      $  (2,660)
                                                                              ==============  ==============  ==============


For the years 2002, 2001 and 2000, the effective federal income tax rates applicable to income from continuing operations differ from the 35.0% statutory tax rate. Items giving rise to the differences and the effects are as follow (in thousands):

                                                                                   2002            2001            2000
                                                                              --------------  --------------  --------------

Income taxes (benefit) at statutory rate.....................................   $  (7,662)      $   1,326       $    (437)
Tax advantaged investment income.............................................        (972)           (812)           (853)
Other, net...................................................................          (1)             25              27
                                                                              --------------  --------------  --------------
APPLICABLE INCOME TAXES (BENEFIT)............................................   $  (8,635)      $     539       $  (1,263)
                                                                              ==============  ==============  ==============
Effective income tax (benefit) rates.........................................       39.4%           14.2%          101.2%
                                                                              ==============  ==============  ==============

Deferred income tax assets (liabilities) attributable to temporary differences at year-end 2002 and 2001 follow (in thousands):


                                                                                                  2002            2001
                                                                                              --------------  --------------


Deferred income tax assets:
Future policyholder benefits.................................................................  $   24,858       $   19,350
Unearned premiums / deferred revenues........................................................       2,454              806
Investments..................................................................................         --               243
Net operating loss carryover benefits........................................................      32,568              --
Other........................................................................................         810              378
                                                                                              --------------  --------------
GROSS DEFERRED INCOME TAX ASSETS.............................................................      60,690           20,777
                                                                                              --------------  --------------
Deferred tax liabilities:

Deferred policy acquisition costs............................................................      84,040           47,149
Investments..................................................................................      15,643            1,054
                                                                                              --------------  --------------
GROSS DEFERRED INCOME TAX LIABILITIES........................................................      99,683           48,203
                                                                                              --------------  --------------
DEFERRED INCOME TAX LIABILITY................................................................  $   38,993       $   27,426
                                                                                              ==============  ==============

Commencing with the tax year ended December 31, 2001, we are included in the life/non-life consolidated federal income tax return filed by The Phoenix Companies. We had filed separate company returns for the tax years ended December 31, 1996 through December 31, 2000 as required under Internal Revenue Code Section 1504(c). Within the consolidated tax return, The Phoenix Companies is required by Internal Revenue Service regulations to segregate the entities into two groups: life insurance companies and non-life insurance companies. There are limitations as to the amount of any operating losses from one group that can be offset against taxable income of the other group. These limitations affect the amount of any operating loss carryforwards that we have now or in the future.

At year-end 2002, we had net operating losses of $93 million for federal income tax purposes of which $24.6 million expires in 2015, $15.6 million expires in 2016 and $52.8 million expires in 2017. We believe that the tax benefits of these losses will be fully realized before their expiration. As a result, no valuation allowance has been recorded against the deferred income tax asset resulting from the net operating losses.

We have determined, based on our earnings and projected future taxable income, that it is more likely than not that deferred income tax assets at year-end 2002 and 2001 will be realized.

6.  RELATED PARTY TRANSACTIONS

Phoenix Life provides services and facilities to us and is reimbursed through a cost allocation process. The expenses allocated to us were $64.0 million, $47.0 million and $34.3 million for the years ended December 31, 2002, 2001 and 2000, respectively. Amounts payable to Phoenix Life were $7.5 million and $4.9 million as of December 31, 2002 and 2001, respectively.

Phoenix Investment Partners Ltd. an indirect wholly-owned subsidiary of The Phoenix Companies, through its affiliated registered investment advisors, provides investment services to us for a fee. Investment advisory fees incurred by us were $2.0 million, $2.3 million and $2.1 million for the years ended December 31, 2002, 2001 and 2000, respectively. Amounts payable to the affiliated investment advisors were $40 thousand and $39 thousand, as of December 31, 2002 and 2001, respectively.

Phoenix Equity Planning Corporation, a wholly-owned subsidiary of Phoenix Investment Partners, is the principal underwriter of our annuity contracts. Contracts may be purchased through registered representatives of a Phoenix affiliate, W.S. Griffith & Co., Inc., as well as other outside broker-dealers who are licensed to sell our annuity contracts. We incurred commissions for contracts underwritten by Phoenix Equity Planning of $30.3 million, $32.4 million and $20.0 million for the years ended December 31, 2002,

2001 and 2000, respectively. Amounts payable to Phoenix Equity Planning were $0.3 million and $1.2 million, as of December 31, 2002 and 2001, respectively.

Phoenix Life pays commissions to producers who sell non-registered life and annuity products offered by us. Commissions paid by Phoenix Life on our behalf were $28.1 million, $9.2 million and $8.5 million for the years ended December 31, 2002, 2001 and 2000, respectively. Amounts payable to Phoenix Life were $2.3 million and $1.3 million as of December 31, 2002 and 2001, respectively.

WS Griffith Associates, Inc., an indirect wholly-owned subsidiary of Phoenix Life, sells and services many of our non-participating life insurance products through its insurance agents. Concessions paid to WS Griffith Associates were $1.0 million, $0.7 million and $2.6 million for the years ended December 31, 2002, 2001 and 2000, respectively. Amounts payable to WS Griffith Associates were $124 thousand and $162 thousand, as of December 31, 2002 and 2001, respectively.

7.  EMPLOYEE BENEFIT PLANS AND EMPLOYMENT AGREEMENTS

The Phoenix Companies has a non-contributory, defined benefit pension plan covering substantially all of its employees and those of its subsidiaries. Retirement benefits are a function of both years of service and level of compensation. The Phoenix Companies also sponsors a non-qualified supplemental defined benefit plan to provide benefits in excess of amounts allowed pursuant to the Internal Revenue Code. The Phoenix Company's funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974 ("ERISA"). Contributions are intended to provide not only for benefits attributable to service to date, but also for service expected to be earned in the future.

The Phoenix Companies sponsors pension and savings plans for its employees, and employees and agents of its subsidiaries. The qualified plans comply with requirements established by the ERISA and excess benefit plans provide for that portion of pension obligations which is in excess of amounts permitted by ERISA. The Phoenix Companies also provides certain health care and life insurance benefits for active and retired employees. We incur applicable employee benefit expenses through the process of cost allocation by The Phoenix Companies.

In addition to its pension plans, The Phoenix Companies currently provides certain health care and life insurance benefits to retired employees, spouses and other eligible dependents through various plans which it sponsors. A substantial portion of Phoenix affiliate employees may become eligible for these benefits upon retirement. The health care plans have varying co-payments and deductibles, depending on the plan. These plans are unfunded.

Applicable information regarding the actuarial present value of vested and non-vested accumulated plan benefits, and the net assets of the plans available for benefits is omitted, as the information is not separately calculated for our participation in the plans. The Phoenix Companies, the plan sponsor, established an accrued liability and the related expense attributable to us has been allocated. The amount of the allocated expense is not significant to the financial statements.

8.  OTHER COMPREHENSIVE INCOME

We record unrealized gains and losses on available-for-sale securities and effective portions of the gains or losses on derivative instruments designated as cash flow hedges in accumulated other comprehensive income. Unrealized gains and losses on available-for-sale securities are recorded in other comprehensive income until the related securities are sold, reclassified or deemed to be impaired. The effective portions of the gains or losses on derivative instruments designated as cash flow hedges are reclassified into earnings in the same period in which the hedged transaction affects earnings. If it is probable that a hedged forecasted transaction will no longer occur, the effective portions of the gains or losses on derivative instruments designated as cash flow hedges are reclassified into earnings immediately.

Components of accumulated other comprehensive income at year-end 2002 and 2001 follows:

                                                                                   2002                      2001
                                                                        -------------------------- -------------------------
                                                                            GROSS          NET        GROSS          NET
                                                                        ----------------------------------------------------

Unrealized gains on investments......................................     $  71,345    $  20,814    $   5,375    $   2,292
Unrealized gains on derivative instruments...........................         2,790        1,814         (514)        (334)
                                                                        ------------- ------------ ------------ ------------
Accumulated other comprehensive income...............................        74,135    $  22,628        4,861    $   1,958
                                                                        ------------- ------------ ------------ ------------
Applicable deferred policy acquisition costs.........................        39,323                     1,849
Applicable deferred income taxes.....................................        12,184                     1,054
                                                                        -------------              ------------
Offsets to other comprehensive income................................        51,507                     2,903
                                                                        -------------              ------------
ACCUMULATED OTHER COMPREHENSIVE INCOME...............................     $  22,628                 $   1,958
                                                                        =============              ============


9.  FAIR VALUE OF FINANCIAL INSTRUMENTS AND DERIVATIVE INSTRUMENTS

FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amounts and estimated fair values of financial instruments at year-end 2002 and 2001 follow (in thousands):


                                                                       2002                              2001
                                                         ---------------------------------  --------------------------------
                                                            CARRYING            FAIR           CARRYING           FAIR
                                                             VALUE              VALUE           VALUE             VALUE
                                                         ---------------   ---------------  ---------------  ---------------

Cash and cash equivalents...............................   $   473,246       $   473,246      $   171,444      $   171,444
Debt securities.........................................     2,388,189         2,388,189          789,380          789,380
Equity securities.......................................        33,121            33,121             --               --
Policy loans............................................         1,335             1,335              896              896
                                                         ---------------   ---------------  ---------------  ---------------
FINANCIAL ASSETS........................................   $ 2,895,891       $ 2,895,891      $   961,720      $   961,720
                                                         ===============   ===============  ===============  ===============
Investment contracts....................................   $ 2,557,428       $ 2,627,078      $   865,970      $   866,465
Derivative financial instruments........................          --                --                514              514
                                                         ---------------   ---------------  ---------------  ---------------
FINANCIAL LIABILITIES...................................   $ 2,557,428       $ 2,627,078      $   866,484      $   866,979
                                                         ===============   ===============  ===============  ===============


DERIVATIVE INSTRUMENTS

We maintain an overall interest rate risk-management strategy that primarily incorporates the use of interest rate swaps as hedges of our exposure to changes in interest rates. Our exposure to changes in interest rates primarily results from our commitments to fund interest-sensitive insurance liabilities, as well as from our significant holdings of fixed rate financial instruments.

All derivative instruments are recognized on the balance sheet at fair value. Generally, each derivative is designated according to the associated exposure as either a fair value or cash flow hedge at its inception as we do not enter into derivative contracts for trading or speculative purposes.

Cash flow hedges are generally accounted for under the shortcut method with changes in the fair value of related interest rate swaps recorded on the balance sheet with an offsetting amount recorded in accumulated other comprehensive income. The effective portion of changes in fair values of derivatives hedging the variability of cash flows related to forecasted transactions are reported in accumulated other comprehensive income and reclassified into earnings in the periods during which earnings are affected by the variability of the cash flows of the hedged item.

We recognized an after-tax gain of $2.1 million for the year ended December 31, 2002 and an after tax loss of $0.3 million for the year ended December 31, 2001 (reported as other comprehensive income in Statements of Income, Comprehensive Income and Changes in Stockholder's Equity), which represented the change in fair value of interest rate forward swaps which have been designated as cash flow hedges of the forecasted purchase of assets. For changes in the fair value of derivatives that are designated as cash flow hedges of a forecasted transaction, we recognize the change in fair value of the derivative in other comprehensive income. Amounts related to cash flow hedges that are accumulated in other comprehensive income are reclassified into earnings in the same period or periods during which the hedged forecasted transaction (the acquired asset) affects earnings. At year-end 2002, we expect to reclassify into earnings over the next twelve months $0.3 million of the deferred after tax gains on these derivative instruments. For the year 2001, we reclassified an after-tax gain of $0.3 to net realized investment gains related to these same derivatives.

We held the following positions in derivative instruments at year-end 2002 and 2001 at fair value (in thousands):

                                                                                   2002                      2001
                                                                        -------------------------  -------------------------

                                               NOTIONAL
                                                AMOUNT       MATURITY      ASSET      LIABILITY       ASSET     LIABILITY
                                             ------------  ------------ ----------- -------------- ----------- ------------

Interest rate swaps.........................      50,000      2012       $    --      $    --      $    --      $      514
                                             ------------               ----------- -------------- ----------- ------------
TOTAL DERIVATIVE INSTRUMENT POSITIONS.......  $   50,000                 $    --      $    --      $    --      $      514
                                             ============               =========== ============== =========== ============

We are exposed to credit risk in the event of nonperformance by counterparties to these derivative instruments. We do not expect that counterparties will fail to meet their financial obligation as we only enter into derivative contracts with a number of highly rated financial institutions. We did not have any credit exposure related to these instruments at year-end 2002 and 2001, respectively.

10. STATUTORY FINANCIAL INFORMATION AND REGULATORY MATTERS

We are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities. There were no material practices not prescribed by the State of Connecticut Insurance Department as of December 31, 2002, 2001 and 2000. Statutory surplus differs from equity reported in accordance with GAAP for life insurance companies primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, postretirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and income taxes are recorded in accordance with the Statement of Statutory Accounting Principles No. 10, "Income Taxes", which limits taxes based on admissibility tests.

The following reconciles our statutory net income as reported to regulatory authorities to GAAP net income as reported in these financial statements for the years ended December 31, 2002, 2001 and 2000 (in thousands):

                                                                                 2002            2001             2000
                                                                           ---------------  ---------------  ---------------

Statutory net income................................................        $   (146,135)    $    (45,648)    $    (40,129)
DAC, net............................................................             110,587           81,588           23,845
Future policy benefits..............................................               1,488          (20,013)          19,615
Deferred income taxes...............................................                (438)         (22,136)          (3,641)
Net investment income...............................................              15,531            7,085             --
Realized gains......................................................               6,177            2,149             --
Other, net..........................................................                (466)             225              325
                                                                           ---------------  ---------------  ---------------
NET INCOME (LOSS), AS REPORTED......................................        $    (13,256)    $      3,250     $         15
                                                                           ===============  ===============  ===============

The following reconciles our statutory surplus and asset valuation reserve ("AVR") as reported to regulatory authorities to GAAP equity as reported in these financial statements for the years ended December 31, 2002, 2001 and 2000 (in thousands):

                                                                                 2002            2001             2000
                                                                           ---------------  ---------------  ---------------

Statutory surplus and AVR...........................................        $    215,806     $    102,016     $     41,847
DAC, net............................................................             295,000          166,836           85,247
Future policy benefits..............................................             (42,616)         (42,885)         (29,336)
Investment valuation allowances.....................................              20,715            1,597              459
Deferred income taxes...............................................             (38,993)         (28,756)          (4,379)
Deposit funds.......................................................              23,167            5,073            --
Other, net..........................................................              (2,170)             245              350
                                                                           ---------------  ---------------  ---------------
STOCKHOLDER'S EQUITY, AS REPORTED...................................        $    470,909     $    204,126     $     94,188
                                                                           ===============  ===============  ===============


The Connecticut Insurance Holding Act limits the maximum amount of annual dividends or other distributions available to stockholders of Connecticut domiciled insurance companies without prior approval of the Insurance Commissioner. Under current law, the maximum dividend distribution that may be made by us during 2003 without prior approval is subject to restrictions relating to statutory surplus.

In 1998, the National Association of Insurance Commissioners (NAIC) adopted the Codification of Statutory Accounting Principles guidance, which replaces the current Accounting and Practices and Procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. The Codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in some areas (e.g., deferred income taxes are recorded).

The State of Connecticut Insurance Department adopted the Codification guidance, effective January 1, 2001. The effect of adoption increased our statutory surplus by $587.8 thousand, primarily as a result of recording deferred income taxes.

                                     PART C
                                OTHER INFORMATION


ITEM 27.  EXHIBITS

(A)   BOARD OF DIRECTORS RESOLUTION.

      Resolution of the Board of Directors of Depositor establishing the Account is incorporated by reference to Registrant's filing on Form S-6 (File No. 333-65823) on October 16, 1998. [Accession Number 0000949377-98-000129]


(B)   CUSTODIAN AGREEMENTS.

      Not applicable.


(C)   UNDERWRITING CONTRACTS

      Master Service and Distribution Compliance Agreement between Depositor and Phoenix Equity Planning Corporation, dated December 31, 1996 is incorporated by reference to Depositor's Edgar filing on Form N-4 (File No. 33-37376) on April 30, 1997. [Accession Number 0000949377-97-000054]

      Form of Broker Dealer Supervisory and Service Agreement between Phoenix Equity Planning Corporation and Independent Brokers with respect to the sale of Policies is incorporated by reference to Edgar filing on Form S-6 (File No. 33-12989) on November 4, 1997. [Accession Number
      0000949377-97-000129]


(D)   CONTRACTS
      (1) Flexible Premium Variable Universal Life Insurance Policy Form Number V613 of Depositor is incorporated by reference to Registrant's Edgar filing on Form S-6 (File No. 333-81458) on June 19, 2002. [Accession Number 0000949377-02-000359]
      (2) Individual Term Rider Form Number VR54 of Depositor, is incorporated by reference to Registrant's February 28, 2003 Edgar filing on Form N-6 (File No. 333-81485). [Accession Number 0000949377-03-000097].
      (3) Guaranteed Death Benefit Rider, Form Number VR53 of Depositor, is incorporated by reference to Registrant's February 28, 2003 Edgar filing on Form N-6 (File No. 333-81485). [Accession Number 0000949377-03-000097].
      (4) LifePlan Options Rider, Form Number UR73 of Depositor, is incorporated by reference to Registrant's February 28, 2003 Edgar filing on Form N-6 (File No. 333-81485). [Accession Number 0000949377-03-000097].
      (5) Accidental Death Benefit Rider, Form Number VR63 of Depositor, is incorporated by reference to Registrant's February 28, 2003 Edgar filing on Form N-6 (File No. 333-81485). [Accession Number 0000949377-03-000097].
      (6) Form of Disability Benefit Rider, Form Number VR52 of Depositor, is incorporated by reference to Registrant's February 28, 2003 Edgar filing on Form N-6 (File No. 333-81485). [Accession Number 0000949377-03-000097].
      (7) Form of Non-Transferable General Account Election Rider, Form Number VR47 of Depositor, is incorporated by reference to Registrant's February 28, 2003 Edgar filing on Form N-6 (File No. 333-81485). [Accession Number 0000949377-03-000097].
      (8) Child Term Rider, Form Number VR56 of Depositor, is incorporated by reference to Registrant's February 28, 2003 Edgar filing on Form N-6 (File No. 333-81485). [Accession Number 0000949377-03-000097].
      (9) Family Term Rider, Form Number VR57 of Depositor, is incorporated by reference to Registrant's February 28, 2003 Edgar filing on Form N-6 (File No. 333-81485). [Accession Number 0000949377-03-000097].
      (10) Cash Value Accumulation Rider, Form Number VR55 of Depositor, is incorporated by reference to Registrant's February 28, 2003 Edgar filing on Form N-6 (File No. 333-81485). [Accession Number 0000949377-03-000097].
      (11) Purchase Protector Plan Rider, Form Number VR58 of Depositor, is incorporated by reference to Registrant's February 28, 2003 Edgar filing on Form N-6 (File No. 333-81485). [Accession Number 0000949377-03-000097].
      (12) Living Benefits Rider, Form Number VR59 of Depositor, is incorporated by reference to Registrant's February 28, 2003 Edgar filing on Form N-6 (File No. 333-81485). [Accession Number 0000949377-03-000097].


(E)   APPLICATIONS

      Form of application for The Phoenix Edge(R)- VUL Form Number V613 of the Depositor is incorporated by reference to Registrant's Edgar filing on Form S-6 (File No. 333-81458) on June 19, 2002. [Accession Number 0000949377-02-000359]

(F)   DEPOSITOR'S CERTIFICATE OF INCORPORATION AND BY-LAWS.

      Amended and Restated Certificate of Incorporation of PHL Variable Insurance Company as filed with the Connecticut Secretary of State effective May 31, 1994 is incorporated by reference to Registrant's filing on Form S-6 (File No. 333-81458) on January 28, 2002. [Accession Number 0000949377-02-000050]

      By-Laws of PHL Variable Insurance Company is incorporated by reference to Registrant's Edgar filing on Form S-6 (File No. 333-81458) on January 28, 2002. [Accession Number 0000949377-02-000050]


(G)   REINSURANCE CONTRACTS.

      Not applicable.

(H)   PARTICIPATION AGREEMENTS.

      Participation Agreement(s) between PHL Variable Insurance Company and Wanger Advisors Trust is incorporated by reference to Edgar filing on Form S-6 (File No. 333-65823) on October 16, 1998. [Accession Number 0000949377-98-000129]

      Participation Agreement between PHL Variable Insurance Company and Franklin Templeton Distributors, Inc. is incorporated by reference to Edgar filing on Form S-6 (File No. 333-65823) on October 16, 1998. [Accession Number 0000949377-78-000129]

      Participation agreement between PHL Variable Insurance Company, Federated Insurance Series, and Federated Securities Corp. is incorporated by reference to Registrant's Edgar filing on Form S-6 (File No. 333-65823) on April 30, 2002. [Accession Number 0000949377-02-000259]

      Participation agreement between PHL Variable Insurance Company, Deutsche Asset Management VIT Funds and Deutsche Asset Management, Inc. is incorporated by reference to Registrant's Edgar filing on Form S-6 (File No. 333-65823) on April 30, 2002. [Accession Number 0000949377-02-000259]

      Participation agreement between PHL Variable Insurance Company, Morgan Stanley Dean Witter Universal Funds, Inc., Miller Anderson & Sherrerd, LLP and Morgan Stanley Dean Witter Investment Management, Inc. is incorporated by reference to Registrant's Edgar filing on Form S-6 (File No. 333-65823) on April 30, 2002. [Accession Number 0000949377-02-000259]

      Participation agreement between PHL Variable Insurance Company, The Alger American Fund and Fred Alger & Company, Incorporated is incorporated by reference to Registrant's Edgar filing on Form S-6 (File No. 333-65823) on April 30, 2002. [Accession Number 0000949377-02-000259]

      Participation agreement between PHL Variable Insurance Company, Variable Insurance Products Fund and Fidelity Distributors Corporation is incorporated by reference to Registrant's Edgar filing on Form S-6 (File No. 333-65823) on April 30, 2002. [Accession Number 0000949377-02-000259]

      Participation agreement between PHL Variable Insurance Company, AIM Variable Insurance Funds, Phoenix Equity Planning Corporation and AIM Distributors, Inc. is incorporated by reference to Registrant's Edgar filing on Form S-6 (File No. 333-65823) on April 30, 2002. [Accession Number 0000949377-02-000259]


(I)   ADMINISTRATIVE CONTRACTS.

      Administrative Services Agreement between The Phoenix Edge Series Fund, Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company dated November 12, 2002 is incorporated by reference to Registrant's February 28, 2003 Edgar filing on Form N-6
      (File No. 333-81485) [Accession Number 0000949377-03-000097].


(J)   OTHER MATERIAL CONTRACTS.

      Not applicable.


(K)   LEGAL OPINION.

      (1) Opinion and Consent of Counsel.


(L)   ACTUARIAL OPINION.

      Not applicable.


(M)   CALCULATION.

      Not applicable.


(N)   OTHER OPINIONS.


      (1) Consent of Independent Accountants.
      (2) Opinion and Consent of Brian A. Giantonio, Vice President, Tax and ERISA Counsel
      (3) Opinion and Consent of Joseph P. DeCresce, Esq.



(O)   OMITTED FINANCIAL STATEMENTS.

      Not applicable.

(P)   INITIAL CAPITAL AGREEMENTS.

      Not applicable.

(Q)   REDEEMABILITY EXEMPTION.

      Not applicable.


ITEM 28.  DIRECTORS AND OFFICERS OF THE DEPOSITOR.


NAME                                    POSITION
----                                    --------
Michael J. Gilotti***                   Director and Executive Vice President
Robert E. Primmer***                    Director and Senior Vice President
Coleman D. Ross*                        Director, Executive Vice President and Chief Financial Officer
Richard J. Wirth*                       Director and President
Michael E. Haylon**                     Executive Vice President and Chief Investment Officer
Tracy L. Rich*                          Executive Vice President and Assistant Secretary
John H. Beers*                          Vice President and Secretary
Katherine P. Cody*                      Second Vice President and Treasurer

*   The business address of this individual is One American Row, Hartford, CT
**  The business address of this individual is 56 Prospect Street, Hartford, CT
*** The business address of this individual is 38 Prospect Street, Hartford, CT


ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT


                                                 ---------------------------------
                                                          Phoenix Life
        |----------------------------------------      Insurance Company          --------------
        |                                                   NY Corp.                           |
        |                         |--------------          (Succ. By                           |
        |                         |                  demutualization, 2001)                    |
        |                         |              ---------------------------------             |
        |                         |                            |                               |
---------------------   -----------------------  ---------------------------------     ---------------------
     Separate                 Variable
  Accounts B, C,            Accumulation                Variable Universal
      and D                   Account                     Life Account              |-    PM Holdings, Inc.
  NY Sep. Accts.          NY Sep. Account               NY Sep. Account             |         CT Corp.
     (7/1/92)                (6/21/82)                     (6/17/85)                |        (1/18/81)
---------------------   -----------------------  ---------------------------------  |  ---------------------
        |                         |                            |                    |         |
----------------------------------------------------------------------------------  | ---------------------
                                                                                    |
                          The Phoenix Edge Series Fund                              |    Phoenix Variable
                                Mass. Bus. Trust                                    |     Advisors, Inc.
                                    (2/18/86)                                       |     Delaware Corp.
                                                                                    |      (6/27/1995)
----------------------------------------------------------------------------------  | ---------------------
      \          \          \                                                       |
       \          \          \      ----------------------------------------------  |
        \          \          \                                                     |
         \          \          \           PHL Variable Insurance Company         --|
          \          \          \              CT Stock Co. (4/24/81)               |
           \          \          \                                                  |
            \          \          \ ----------------------------------------------  |
             \          \          \                           |                    |
                    ---------------------------  ---------------------------------  |
                                                                                    |
                         PHLVIC Variable                   PHL Variable             |
                      Universal Life Account           Accumulation Account         |
                          CT Sep. Acct.        \          CT Sep. Acct.             |
                            (9/10/98)                       (12/7/94)               |
                                                                                    |
                    ---------------------------  ---------------------------------  |
                      \                                                             |
                       \    ------------------------------------------------------  |
                        \                                                           |
                         \              Phoenix Life and Annuity Co.              --|
                          \                   CT Stock Co. (3/96)
                           \
                            ------------------------------------------------------
                              \                           |
                               \   -----------------------------------------------
                                \
                                 \            Phoenix Life and Annuity
                                  \           Variable Universal Life
                                   \                  Account
                                                CT Sep. Acct. (5/97)

                                   -----------------------------------------------

ITEM 30. INDEMNIFICATION

Section 33-779 of the Connecticut General Statutes states that: "a corporation may provide indemnification of or advance expenses to a director, officer, employee or agent only as permitted by sections 33-770 to 33-778, inclusive".

Article III, Section 14 of the By-laws of the Company provides that: " Each Director, officer or employee of the Company, and his heirs, executors or administrators, shall be indemnified or reimbursed by the Company for all expenses necessarily incurred by him in connection with the defense or reasonable settlement of any action, suit or proceeding in which he is made a party by reason of his being or having been a Director, officer or employee of the Company, or of any other company which he was serving as a Director or officer at the request of the Company, except in relation to matters as to which such Director, officer or employee is finally adjudged in such action, suit or proceeding to be liable for negligence or misconduct in the performance of his duties as such Director, officer or employee. The foregoing right of indemnification or reimbursement shall not be exclusive of any other rights to which he may be entitled under any statute, by-law, agreement, vote of shareholders or otherwise."

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.



ITEM 31.  PRINCIPAL UNDERWRITERS.

1. Phoenix Equity Planning Corporation ("PEPCO")

     (a) PEPCO currently distributes securities of the Phoenix Duff & Phelps Funds, Phoenix Funds, and Phoenix Home Life Variable Universal Life Account, Phoenix Home Life Variable Accumulation Account and Phoenix Life and Annuity Variable Universal Life Account in addition to those of the Registrant.

     (b) Directors and Executive Officers of PEPCO


          NAME AND PRINCIPAL              POSITIONS AND OFFICES
          BUSINESS ADDRESS                WITH UNDERWRITER
          ----------------                ----------------
          Stephen D. Gresham*             Chairman of the Board, Chief Sales and Marketing Officer
          Michael E. Haylon*              Director
          William R. Moyer**              Director, Executive Vice President, Chief Financial Officer & Treasurer
          Stephen D. Gresham*             Executive Vice President, Chief Sales and Marketing Officer
          John F. Sharry**                President
          John Beers**                    Vice President and Secretary

         * The principal business address of this individual is 56 Prospect Street, Hartford, CT
         ** The principal business address of this individual is One American
            Row, Hartford, CT.

     (c) Compensation received by PEPCO during Registrant's last fiscal year:

         NAME OF                     NET UNDERWRITING              COMPENSATION          BROKERAGE
         PRINCIPAL UNDERWRITER       DISCOUNTS AND COMMISSIONS     ON REDEMPTION         COMMISSIONS      COMPENSATION
         ---------------------       -------------------------     -------------         -----------      ------------
         PEPCO                                 $0                        0                    0                 0


ITEM 32.  LOCATION OF ACCOUNTS AND RECORDS.

The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the administrative offices of PHL Variable Insurance Company located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-2200 and 101 Munson Street, Greenfield, Massachusetts 01302-0810.

ITEM 33.  MANAGEMENT SERVICES.


Not applicable.


ITEM 34.  FEE REPRESENTATION.

Pursuant to Section 26(f) of the Investment Company Act of 1940, as amended, PHL Variable Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks to be assumed thereunder by PHL Variable Insurance Company.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, PHLVIC Variable Universal Life Account has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Hartford, State of Connecticut on the 1st day of May, 2003.



                                        PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
                                        --------------------------------------

                                                   (Registrant)

                                     By:   PHL VARIABLE INSURANCE COMPANY
                                           ------------------------------

                                                   (Depositor)


                                     By:       /s/ Richard J. Wirth
                                            ---------------------------
                                            Richard J. Wirth, President



    ATTEST:          /s/ Joseph P. DeCresce
           -----------------------------------------------
              Joseph P. DeCresce, Assistant Secretary



Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 1st day of May, 2003.


SIGNATURE                                   TITLE
---------                                   -----

                                           Director, Executive Vice President

----------------------------------------
*Michael J. Gilotti

                                           Director, Senior Vice President
----------------------------------------
*Robert E. Primmer


                                           Director, Executive Vice President

----------------------------------------   and Chief Financial Officer

 Coleman Ross

                                           Director and President

----------------------------------------

*Richard J. Wirth



    By:          /s/ Richard J. Wirth
       -----------------------------------------

    *Richard J. Wirth as Attorney-in-Fact pursuant to Powers of Attorney incorporated by reference to Registrant's June 19, 2002 EDGAR filing on Form S-6 (File No. 333-81458). [Accession Number 0000949377-02-000359]


                                      S-1